                                  $262,500,000

                                     CREDIT

                                    AGREEMENT

                                      among

                                    UST INC.


                      The Several Lenders from Time to Time
                                 Parties Hereto,



                           BANK OF BOSTON CONNECTICUT,
                            as Administrative Agent,

                                       and

                            THE BANK OF NOVA SCOTIA,
                               FLEET NATIONAL BANK
                                       and
                         WACHOVIA BANK OF GEORGIA, N.A.,
                                  as Co-Agents




                          Dated as of November 8, 1996

                                TABLE OF CONTENTS

                                      Title

Section                                                                        Page
-------                                                                          ----

                            SECTION I. - DEFINITIONS

1.1.   Definitions ...........................................................     1
1.2.   Accounting Terms ......................................................    11

                       SECTION II. - DESCRIPTION OF CREDIT

2.1.   The Revolving Credit Loans ............................................    12
2.2.   Notice and Manner of Borrowing or Conversion of Base Rate and
       Eurodollar Loans ......................................................    13
2.3.   Facility Fee ..........................................................    14
2.4.   Reduction of Commitment Amount ........................................    14
2.5.   The Revolving Credit Notes ............................................    14
2.6.   Duration of Eurodollar Interest Periods ...............................    15
2.7.   Interest Rates and Payments of Interest ...............................    15
2.8.   Competitive Bid Loans .................................................    17
2.9.   Changed Circumstances .................................................    21
2.10.  Capital Requirements ..................................................    23
2.11.  Payments and Prepayments of the Loans .................................    23
2.12.  Method of Payment for Revolving Credit Loans ..........................    24
2.13.  Overdue Payments ......................................................    24
2.14.  Payments Not at End of Interest Period ................................    25
2.15.  Computation of Interest and Fees ......................................    25

                       SECTION III. - CONDITIONS OF LOANS

3.1.   Conditions Precedent to Initial Loan ..................................    26
3.2.   Conditions Precedent to All Loans .....................................    26

                  SECTION IV. - REPRESENTATIONS AND WARRANTIES

4.1.   Organization and Qualification ........................................    27
4.2.   Corporate Authority ...................................................    27
4.3.   Valid Obligations .....................................................    28
4.4.   Consents or Approvals .................................................    28
4.5.   Title to Properties; Absence of Encumbrances ..........................    28

4.6.   Financial Statements ..................................................    28
4.7.   Changes ...............................................................    29
4.8.   Defaults ..............................................................    29
4.9.   Taxes .................................................................    29
4.10.  Litigation ............................................................    29
4.11.  Subsidiaries ..........................................................    29
4.12.  Compliance with ERISA .................................................    29
4.13.  Environmental Matters .................................................    30

                       SECTION V. - AFFIRMATIVE COVENANTS

5.1.   Financial Statements and other Reporting Requirements .................    31
5.2.   Conduct of Business ...................................................    33
5.3.   Maintenance and Insurance .............................................    34
5.4.   Taxes .................................................................    34
5.5.   Inspection by the Administrative Agent ................................    35
5.6.   Maintenance of Books and Records ......................................    35
5.7.   Consolidated Total Funded Debt to EBITDA Ratio ........................    35
5.8.   Consolidated Operating Cash Flow to Consolidated Total Debt Service and
       Dividends Ratio .......................................................    35
5.9.   Environmental Laws ....................................................    36
5.10.  Further Assurances ....................................................    36

                        SECTION VI. - NEGATIVE COVENANTS

6.1.   Encumbrances ..........................................................    36
6.2.   Merger; Consolidation; Sale or Lease of Assets ........................    38
6.3.   Indebtedness of Subsidiaries ..........................................    39
6.4.   ERISA .................................................................    39
6.5.   Use of Proceeds .......................................................    40
6.6.   Transactions with Affiliates ..........................................    40

                             SECTION VII. - DEFAULTS

7.1.   Events of Default .....................................................    40
7.2.   Remedies ..............................................................    42

       SECTION VIII. - CONCERNING THE ADMINISTRATIVE AGENT AND THE LENDERS

8.1.   Appointment and Authorization ......................................    43
8.2.   Administrative Agent and Affiliates ................................    43
8.3.   Future Advances ....................................................    43
8.4.   Delinquent Lender ..................................................    44
8.5.   Payments ...........................................................    45
8.6.   Action by Administrative Agent .....................................    45
8.7.   Notification of Defaults and Events of Default .....................    46
8.8.   Consultation with Experts ..........................................    46
8.9.   Liability of Administrative Agent ..................................    46
8.10.  Indemnification ....................................................    47
8.11.  Independent Credit Decision ........................................    47
8.12.  Successor Administrative Agent .....................................    47
8.13   Duties of the Co-Agents ............................................

                           SECTION IX. - MISCELLANEOUS

9.1.   Notices ............................................................    48
9.2    Indemnity ..........................................................
9.3.   Expenses ...........................................................    51
9.4.   Set-Off ............................................................    51
9.5.   Term of Agreement ..................................................    51
9.6.   No Waivers .........................................................    51
9.7.   Governing Law ......................................................    51
9.8.   Amendments; Waivers; etc ...........................................    52
9.9.   Binding Effect of Agreement ........................................    52
9.10.  Assignment and Participation .......................................    52
9.11.  Counterparts .......................................................    54
9.12.  Confidentiality ....................................................    54
9.13.  Partial Invalidity .................................................    54
9.14.  Captions ...........................................................    54
9.15.  Waiver of Jury Trial ...............................................    54
9.16.  Submission to Jurisdiction/Service of Process ......................
9.17.  Entire Agreement ...................................................    54

                                    EXHIBITS


EXHIBIT A-1   - Form of Revolving Credit Note

EXHIBIT A-2   - Form of Competitive Bid Note

EXHIBIT B     - Form of Notice of Borrowing or Conversion

EXHIBIT C     - Indebtedness; Encumbrances

EXHIBIT D     - Litigation

EXHIBIT E     - Significant Subsidiaries

EXHIBIT F     - Form of Report of Chief Financial Officer

EXHIBIT G     - Form of Opinion of Counsel to the Borrower

EXHIBIT H     - Form of Competitive Bid Quote Request

EXHIBIT I     - Form of Invitation for Competitive Bid Quotes

EXHIBIT J     - Form of Competitive Bid Quote

EXHIBIT K     - Form of Notice of Competitive Bid Borrowing

EXHIBIT L     - Form of Notice of Competitive Bid Loans

EXHIBIT M     - Form of Assignment and Joinder Agreement


                                    SCHEDULES

SCHEDULE 1    - Commitments of the Lenders

SCHEDULE 4.13 - List of Sites at which Potentially
                Responsible Party; Hazardous Materials
                Disclosure; Other Disclosure Under Section 4.13

                                  $262,500,000
                                CREDIT AGREEMENT

         THIS $262,500,000 CREDIT AGREEMENT is made as of November 8, 1996, among (i) UST INC., a Delaware corporation (the "Borrower"), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), (iii) BANK OF BOSTON CONNECTICUT, a Connecticut banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and (iv) The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents.

                                   BACKGROUND

         A. The Borrower has requested that the Lenders provide the Loans to the Borrower.

         B. The Lenders have agreed to extend the Loans to the Borrower on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the Background which is incorporated by reference, the parties hereto, intending to be bound legally, agree as follows:

                                   SECTION I.

                                   DEFINITIONS

         1.1 Definitions.

         All capitalized terms used in this Agreement or in the Notes or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein) shall have the meanings assigned to them below:

         Adjusted Eurodollar Rate. Applicable to any Interest Period, shall mean a rate per annum determined pursuant to the following formula:

                        AER = [ IOR ]*
                              -------------
                              [ 1.00 - RP ]

                        AER = Adjusted Eurodollar Rate
                        IOR = Interbank Offered Rate

                        RP = Reserve Percentage

         *The amount in brackets shall be rounded upwards, if necessary, to the next higher 1/100 of 1%.

Where:

         "Interbank Offered Rate" applicable to any Eurodollar Loan for any Interest Period means the rate of interest determined by the Administrative Agent to be the prevailing rate per annum at which deposits in U.S. dollars are offered to the Administrative Agent by first-class banks in the interbank Eurodollar market in which it regularly participates on or about 10:00 a.m. (Boston time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply for a period of time approximately equal to such Interest Period.

         "Reserve Percentage" applicable to any Interest Period means the rate (expressed as a decimal) applicable to the Administrative Agent during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency or marginal reserve requirement) of the Administrative Agent with respect to "Eurocurrency liabilities" as that term is defined under such regulations.

The Adjusted Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

         Affected Loans. See Section 2.9(a).

         Affiliate. With reference to any person (which term does not include, for purposes of this definition, any governmental agency or instrumentality),
(i) any director, officer or employee of that person, (ii) any other person controlling, controlled by or under direct or indirect common control of that person, (iii) any other person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that person and (iv) any other person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that person.

         Administrative Agent. Bank of Boston Connecticut in its capacity as Administrative Agent for the Lenders under this Agreement, and includes (where the context so permits) any other person or persons succeeding to the functions of the Administrative Agent under this Agreement.

         Agreement. This $262,500,000 Credit Agreement, as the same may be modified, supplemented or amended from time to time.

         Base Rate. The greater of (i) the rate of interest announced from time to time by The First National Bank of Boston at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%).

         Base Rate Loan. Any Revolving Credit Loan bearing interest determined with reference to the Base Rate.

         Borrower. As defined in the introductory paragraph hereto.

         Borrower's Accountants. Independent certified public accountants acceptable to the Administrative Agent and the Majority Lenders. The Administrative Agent and each Lender hereby acknowledge that the Borrower's Accountants may include Ernst & Young LLP.

         Business Day. (i) For all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day that is a Business Day described in clause (i) and that is also a day for trading between banks in U.S. Dollar deposits in the interbank Eurodollar market.

         Capital Expenditures. Any expenditure for fixed assets, leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including
(i) in the case of a purchase, the entire purchase price, whether or not paid during the fiscal period in question, (ii) in the case of a capital lease, the entire rental amount for the lease term (excluding the interest component thereof), and (iii) expenditures in any construction-in-process account of the Borrower.

         Closing Date. The first date on which the conditions set forth in
Section III hereof have been satisfied.

         Code. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

         Commercial Paper Rating. The rating given by each of Moody's and Standard & Poor's to the commercial paper issued by the Borrower.

         Commitment. With respect to each Lender, the amount set forth on
Schedule 1 hereto, as such Lender's Commitment may be modified pursuant hereto and in effect from time to time.

         Commitment Amount. Two Hundred Sixty-Two Million Five Hundred Thousand Dollars ($262,500,000) or any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Section 2.4 or
Section 7.2.

         Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the aggregate Commitments of all the Lenders. Schedule 1 shall be amended from time to time to reflect any changes to the Commitment Percentages.

         Competitive Bid Auction. A solicitation by the Administrative Agent of Competitive Bid Quotes pursuant to Section 2.8.

         Competitive Bid Loans. Any Loans bearing interest at a rate determined with reference to the Competitive Bid Rate, which Loans shall be made solely at the discretion of each Lender pursuant to a Competitive Bid Auction, as set forth in Section 2.8.

         Competitive Bid Notes. The promissory notes of the Borrower, substantially in the form of Exhibit A-2 hereto, evidencing the obligation of the Borrower to each Lender to repay the Competitive Bid Loans made by such Lender.

         Competitive Bid Quote. An offer by a Lender to make a Competitive Bid Loan in accordance with Section 2.8.

         Competitive Bid Rate. The rate of interest quoted by a Lender, at such Lender's sole discretion, in any Competitive Bid Quote.

         Consolidated Net Income. For any period for which the amount thereof shall be determined, the sum of the net income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         Consolidated Operating Cash Flow. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, (i) an amount equal to EBIT of the Borrower and its Subsidiaries for such period,
(ii) plus all depreciation, amortization and other non-cash charges taken in accordance with GAAP by the Borrower and its Subsidiaries for such period, (iii) minus all income taxes paid in cash by the

Borrower and its Subsidiaries during such period, and (iv) minus all Capital Expenditures paid in cash by the Borrower and its Subsidiaries during such period.

         Consolidated Subsidiary. Any Subsidiary of the Borrower the assets and liabilities of which are required to be consolidated with those of the Borrower in its consolidated financial statements in accordance with GAAP.

         Consolidated Total Debt Service. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, the sum of
(i) the aggregate cash interest expense of the Borrower and its Subsidiaries for the applicable period (including, without limitation, the interest component of all capital leases), and (ii) the aggregate amount of scheduled principal payments required to be made by the Borrower and its Subsidiaries for the applicable period.

         Consolidated Total Funded Debt. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, all of the Funded Debt of the Borrower and its Subsidiaries.

         Controlled Group. All trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001(b) of ERISA.

         Default. An event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

         Dividends. (i) The declaration or payment of any cash or property dividend on or in respect of shares of any class of capital stock of the Borrower, except dividends payable solely in shares of the Borrower's capital stock, and (ii) any other distribution paid on or in respect of shares of any class of capital stock of the Borrower, but does not include redemptions or repurchases by the Borrower of any shares of its capital stock.

         Dollars and $. Dollars in lawful currency of the United States of America.

         EBIT. For any period for which the amount thereof shall be determined, the consolidated earnings of the Borrower and its Subsidiaries before deducting income taxes and interest expense as each such term is computed in accordance with GAAP.

         EBITDA. For any period for which the amount thereof shall be determined, EBIT plus the consolidated depreciation, depletion and amortization of the Borrower and its Subsidiaries as each such term is computed in accordance with GAAP.

         Encumbrances. As defined in Section 6.1.

         Environmental Laws. Any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, or ordinances (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over the Borrower or any of its Subsidiaries and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

         ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

         Eurodollar Loan. Any Revolving Credit Loan bearing interest at a rate determined with reference to the Adjusted Eurodollar Rate.

         Event of Default. Any event described in Section 7.1.

         Existing Credit Agreement. The Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 15, 1994, among UST Inc., the several banks parties thereto and Bank of Boston Connecticut, as agent.

         Federal Funds Effective Rate. For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

         Funded Debt. At any date as of which the amount thereof shall be determined, as applied to the Borrower and its Subsidiaries, all Indebtedness of the Borrower or such Subsidiary which by its terms is payable more than one year from such date or which may be extended at the option of the Borrower or such Subsidiary under a revolving credit facility or similar agreement to a date more than one year from such date of determination, provided that all Indebtedness hereunder shall at all times constitute Funded Debt.

         GAAP. Generally accepted accounting principles consistently applied.

         Guarantees. As applied to the Borrower and its Subsidiaries, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of others whether or not reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, including, without limitation, any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other person.

         Hazardous Material. Any substance (i) the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law, (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder, (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Borrower, or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCB's").

         Indebtedness. As applied to the Borrower and its Subsidiaries and determined on a consolidated basis, (i) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property, other than accounts payable arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by the Borrower or any of its Subsidiaries whether or not the obligations secured thereby shall have been assumed, (iv) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries, and (v) all Guarantees.

         Interest Period.

         (a) With respect to each Eurodollar Loan, the period commencing on the date of the making or continuation of, or conversion to, such Eurodollar Loan and ending not later than one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Conversion; and

         (b) With respect to each Competitive Bid Loan, the period commencing on the date of the making or continuation of such Competitive Bid Loan and ending not later than 90 days thereafter, as the Borrower may elect in accordance with Section 2.8 hereof; provided that:

              (i) any Interest Period (other than an Interest Period determined pursuant to clause (iii) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans, such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

              (ii) any Interest Period applicable to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month that is one, two, three or six months after the first day of such Interest Period;

              (iii) any Interest Period during the Revolving Credit Period that would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

              (iv) notwithstanding clause (iii) above, no Interest Period applicable to a Eurodollar Loan shall have a duration of less than one month, and if any Interest Period applicable to such Loan would be for a shorter period, such Interest Period shall not be available hereunder; and

              (v) no Interest Period may be selected in respect to all or any portion of any Revolving Credit Loan or Competitive Bid Loan which would expire after the Revolving Credit Termination Date.

         Lenders. As defined in the introductory paragraph hereto.

         Liabilities. As applied to the Borrower and its Subsidiaries, at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP, be classified as liabilities on the balance sheet of the Borrower or such Subsidiary, including, in any event, all Indebtedness of the Borrower or such Subsidiary.

         Loan. A loan made to the Borrower by any Lender pursuant to Section II of this Agreement, and "Loans" means all of such loans, collectively.

         Majority Lenders. Those Lenders, no fewer than two, whose aggregate Commitments constitute at least fifty-one percent (51%) of the total Commitments of the Lenders.

         Material Adverse Effect. A material adverse change in or effect on the financial condition or business of the Borrower and its Subsidiaries taken as a whole.

         Notes. Collectively, the Revolving Credit Notes and the Competitive Bid Notes, as each may be renewed, reissued, exchanged, consolidated, amended, modified or supplemented from time to time.

         Notice of Borrowing or Conversion. As defined in Section 2.2.

         Obligations. Any and all obligations of the Borrower to the Administrative Agent or any Lender hereunder or under the Notes of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money.

         Patents. Any patent, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights, copyrights, and any other right with respect to the foregoing.

         PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         Permitted Encumbrances. As defined in Section 6.1.

         Person or person. Any individual, corporation, partnership, trust, governmental agency or instrumentality.

         Plan. At any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (ii) if such Plan is established, maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

         Revolving Credit Notes. The revolving credit notes of the Borrower, substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to each Lender to repay the Revolving Credit Loans made by such Lender.

         Revolving Credit Period. The period beginning on the date of this Agreement and extending through and including the Revolving Credit Termination Date or such earlier date on which the obligation of the Lenders to make Revolving Credit Loans is terminated or the Commitment Amount is reduced to zero in accordance with the terms hereof.

         Revolving Credit Termination Date. November 8, 2001.

         Revolving Credit Loans. The Loans made to the Borrower pursuant to
Section 2.1(a) of this Agreement.

         Significant Subsidiary. Any Subsidiary of the Borrower that, at the time of determination, constitutes a "Significant Subsidiary" as such term is defined in Regulation S-X of the Securities and Exchange Commission, but shall, in any case, include, without limitation, all of the Subsidiaries listed on the attached Exhibit E and any Affiliate of the Borrower which may, in the future, operate or own the principal business or assets currently operated and owned by any of such Subsidiaries listed on Exhibit E.

         Subsidiary. Any corporation, association, joint stock company, business trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower, or any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise, or any joint venture, whether incorporated or not, in which the Borrower has a 50% ownership interest.



         1.2. Accounting Terms. All terms of an accounting character shall have the meanings assigned thereto by GAAP applied on a basis consistent with the financial statements referred to in Section 4.6 of this Agreement, modified to the extent, but only to the extent, that such meanings are specifically modified herein. In the event that any change in GAAP after the date hereof would change the principles underlying the determination of any financial covenant in any material respect, the Borrower, the

Administrative Agent and the Lenders shall endeavor in good faith to agree upon a mutually acceptable amendment to such covenant; provided, however, that such covenant as in effect at the time of such change shall continue to be in full force and effect unless and until such an amendment becomes effective.

                                   SECTION II.

                              DESCRIPTION OF CREDIT

         2.1  The Revolving Credit Loans.

         (a) Subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Credit Loans to the Borrower, from time to time until the close of business on the Revolving Credit Termination Date, in such sums as the Borrower may request up to an amount equal to such Lender's Commitment, provided that the aggregate principal amount of all Loans at any one time outstanding hereunder shall not exceed the Commitment Amount, and provided further that the Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage at the time each such Loan is made. The Borrower may borrow, prepay pursuant to Section 2.10 and reborrow, from the date of this Agreement until the Revolving Credit Termination Date, the full amount of the Commitment Amount or any lesser sum that is at least $1,000,000 or an integral multiple thereof. Any Revolving Loan not repaid by the Revolving Credit Termination Date shall be due and payable on the Revolving Credit Termination Date.

         (b) Provided that no Default shall have occurred and be continuing, the Borrower may elect to convert all or any part (in integral multiples of $1,000,000) of any outstanding Base Rate Loan or Eurodollar Loan into a Loan of any other type provided for in this Agreement (other than a Competitive Bid
Loan) in the same aggregate principal amount, on any Business Day. The Borrower shall give the Administrative Agent prior notice of each such conversion (which notice shall be effective upon receipt in accordance with Section 2.2). All such conversions shall be made pro rata in accordance with each Lender's Commitment Percentage.


         2.2 Notice and Manner of Borrowing or Conversion of Base Rate and Eurodollar Loans.

         (a) Whenever the Borrower desires to obtain or continue Base Rate Loans or Eurodollar Loans hereunder, or convert outstanding Base Rate Loans into Eurodollar Loans or Eurodollar Loans into Base Rate Loans, the Borrower shall notify the Administrative Agent (which notice shall be irrevocable) by telecopy, telegraph or telephone received no later than 10:00 a.m. (Boston time) on the day on which the requested Loans are to be made or continued as or converted to Base Rate Loans, and received no later than 10:00 a.m. (Boston time) on the date four Business Days before the day on which the requested Loans are to be made or continued as or converted to Eurodollar Loans. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Such notice shall specify (i) the effective date and amount of each Loan or portion thereof to be continued or converted, subject to the limitations set forth in Section 2.l, (ii) the interest rate option to be applicable thereto, and (iii) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of Interest Period and Section 2.6). Each such notification (a "Notice of Borrowing or Conversion") shall be immediately followed by a written confirmation thereof by the Borrower in substantially the form of Exhibit B hereto, provided that if such written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall control absent manifest error.

         (b) Subject to the terms and conditions hereof, each Lender shall make available to the Administrative Agent, in immediately available funds, no later than 1:00 p.m. (Boston time) on the date upon which any Base Rate Loan or Eurodollar Loan is to be made such Lender's Commitment Percentage of the requested Loan. Upon receipt of such funds, the Administrative Agent shall, in turn, make each such Loan available to the Borrower on the effective date specified therefor by crediting the amount of such Loan to the Borrower's demand deposit account with the Administrative Agent or as otherwise specified by the Borrower in writing. In no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to make any funding unless it shall have received funds therefor from the Lenders.

         (c) Subject to the terms and conditions hereof, each Lender which is making a Competitive Bid Loan pursuant to Section 2.8 hereof shall make available to Administrative Agent, in immediately available funds, no later than 1:00 p.m. (Boston time) on the date on which such Competitive Bid Loan is to be made, the principal amount thereof (or so much thereof as shall have been allocated to such Lender pursuant to Section 2.8(h) hereof). Upon receipt of such funds, the Administrative Agent shall make such Competitive Bid Loan available to the Borrower on the effective date specified therefor by crediting the amount of such Competitive Bid Loan to the Borrower's demand deposit account with the Administrative Agent or as otherwise specified by the Borrower in writing. In no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to fund any Competitive Bid Loan unless it shall have received funds therefor from the Lender or Lenders making such Loan.

         2.3. Facility Fee. The Borrower shall pay a facility fee to the Administrative Agent for the respective accounts of the Lenders, to be allocated among the Lenders in accordance with their respective Commitment Percentages, for each day during the Revolving Credit Period at the rate per annum set forth in Table 2.3 below corresponding to the Commercial Paper Rating applicable to the Borrower for such day, multiplied by the Commitment Amount in effect for such day, or if the Borrower is not rated by either Moody's or Standard & Poor's at any time, the facility fee rate shall be the highest rate per annum set forth below. Facility fees shall be payable quarterly in arrears, on the last day of March, June, September and December of each year beginning December, 1996, and on the last day of the Revolving Credit Period. If, at any time, the Commercial Paper Rating assigned to the Borrower by Moody's is at a different level from the Commercial Paper Rating assigned to the Borrower by Standard & Poor's (e.g., a Moody's rating of P1 and a Standard & Poor's rating of A3), the Commercial Paper Rating which results in a lower facility fee rate shall apply (e.g., the Moody's rating of P1, in the example above).

                                    TABLE 2.3


                     COMMERCIAL PAPER RATING
                     -----------------------
                                                     FACILITY FEE RATE
                                                     -----------------
                     MOODY'S            S&P
                     -------            ---
      at least:      P1           or    A1           0.075%
                     P2           or    A2           0.100%
                     P3           or    A3           0.150%
      below:         P3           or    A3           0.250%


         2.4. Reduction of Commitment Amount. The Borrower may from time to time by written notice delivered to the Administrative Agent at least two Business Days prior to the date of the requested reduction, reduce ratably among the Lenders by integral multiples of $1,000,000 any unborrowed portion of the Commitment Amount. No reduction of the Commitment Amount shall be subject to reinstatement.

         2.5. The Revolving Credit Notes.

         (a) The Revolving Credit Loans shall be evidenced by a separate promissory note substantially in the form of Exhibit A-l attached hereto, payable to the order of each Lender and having a final maturity date no later than the Revolving Credit Termination Date. Each such Note shall be dated on or before the date of the first Loans and shall have the blanks therein appropriately completed.

         (b) Each Lender shall, and is hereby irrevocably authorized by the Borrower to, enter on the schedule forming a part of such Lender's Revolving Credit Note or otherwise in its records appropriate notations evidencing the date and the amount of each Loan, the interest rate applicable thereto and the date and amount of each payment of principal made by the Borrower with respect thereto, and such notations shall constitute prima facie evidence thereof. Each Lender is hereby irrevocably authorized by the Borrower to attach to and make a part of such Lender's Revolving Credit Note a continuation of any such schedule as and when required. No failure on the part of any Lender to make any notation as provided in this subsection (b) shall in any way affect any Loan or the rights or obligations of such Lender or the Borrower with respect thereto.

         2.6. Duration of Eurodollar Interest Periods.

         (a) Subject to the provisions of the definition of the term "Interest Period", the duration of each Interest Period applicable to a Eurodollar Loan shall be as specified in the applicable Notice of Borrowing or Conversion. The Borrower shall have the option to elect a subsequent Interest Period to be applicable to such Eurodollar Loan by giving notice of such election to the Administrative Agent received no later than 10:00 a.m. (Boston time) three Business Days before the end of the then applicable Interest Period if such Loan is to be continued as or converted to a Eurodollar Loan.

         (b) If the Administrative Agent does not receive a notice of election of duration of an Interest Period for a Eurodollar Loan pursuant to subsection
(a) above within the applicable time limits specified therein, or if, when such notice must be given, an Event of Default exists, the Borrower shall be deemed to have elected to convert all Eurodollar Loans in whole into Base Rate Loans on the last day of the then current Interest Period with respect thereto.

         (c) Notwithstanding the foregoing, the Borrower may not select an Interest Period for any Eurodollar Loan that would end, but for the provisions of the definition of Interest Period, after the Revolving Credit Termination Date.

         2.7. Interest Rates and Payments of Interest.

         (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the last day of each month in which a Base Rate Loan is outstanding hereunder, and when such Base Rate Loan is due (whether at maturity, by reason of acceleration or otherwise).

         (b) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Adjusted Eurodollar Rate plus the percentage set forth in Table 2.7 below corresponding to the Commercial Paper Rating applicable to the Borrower from time to time (and such interest rate shall change on the date of a change in such Commercial Paper Rating), or if the Borrower is not rated by either Moody's or Standard & Poor's at any time, the Eurodollar Margin shall be the highest rate per annum set forth below. Such interest shall be payable for such Interest Period on the last day thereof and when such Eurodollar Loan is due (whether at maturity, by reason of acceleration or otherwise) and, if such Interest Period is longer than three months, at intervals of three months after the first day of such

Interest Period. If, at any time, the Commercial Paper Rating assigned to the Borrower by Moody's is at a different level from the Commercial Paper Rating assigned to the Borrower by Standard & Poor's (e.g., a Moody's rating of P1 and a Standard & Poor's rating of A3), the Commercial Paper Rating which results in a lower Eurodollar Margin shall apply (e.g., the Moody's rating of P1, in the example above).

                                    TABLE 2.7

                         COMMERCIAL PAPER RATING
                         -----------------------
                                                              EURODOLLAR MARGIN
                                                              -----------------
                        MOODY'S             S&P
                        -------             ---
         at least:      P1           or     A1                      0.17%
                        P2           or     A2                      0.20%
                        P3           or     A3                      0.25%
         below:         P3           or     A3                      0.40%

         2.8. Competitive Bid Loans.

         (a) Competitive Bid Loan Option. In addition to Revolving Credit Loans, the Borrower may, pursuant to the terms of this Section 2.8, cause the Administrative Agent to request that the Lenders submit offers to make Competitive Bid Loans to the Borrower from time to time prior to the Revolving Credit Termination Date. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this Section 2.8; provided that at no time shall the sum of the aggregate principal amount of Competitive Bid Loans outstanding plus the aggregate principal amount of all other Loans outstanding exceed the Commitment Amount.

         (b) Competitive Bid Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.8, it shall transmit to the Administrative Agent by telecopy or telex a bid request substantially in the form of Exhibit H hereto to be received no later than 10:00 a.m. (Boston time) on the Business Day preceding the day on which the requested Competitive Bid Loan is to be made specifying (i) the date such Competitive Bid Loan is requested to be made (which must be a Business Day), (ii) the amount of such Competitive Bid Loan, which must be a minimum of $1,000,000 or an integral multiple thereof, and (iii) the duration of the requested Interest Period applicable thereto (subject to the provisions of the definition of the term Interest Period). The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single bid request.

         (c) Invitation for Competitive Bids. Not later than 2:00 p.m. (Boston time) on the Business Day on which the Administrative Agent receives a bid request from the Borrower in compliance with Section 2.8(b), the Administrative Agent shall send to the Lenders by telecopy or telex an invitation for Competitive Bid Quotes, substantially in the form of Exhibit I hereto, which shall constitute an invitation by the Borrower to each Lender to submit bids offering to make Competitive Bid Loans in accordance with this Section 2.8 (each an "Invitation for Competitive Bids"). If, after receipt by the Administrative Agent of a bid request from the Borrower in accordance with subsection (b) of this Section 2.8, the Administrative Agent or any Lender shall be unable to complete any procedure of the auction process described in subsections (c) through (f) (inclusive) of the Section 2.8 due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

         (d)  Submission and Contents of Competitive Bids.

              (i) In response to any Invitation for Competitive Bids, each Lender may (but shall not be required to) submit to the Administrative Agent a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans. Each Competitive Bid Quote must comply with the requirements of this
Section 2.8(d) and must be submitted to the Administrative Agent by telecopy or telex not later than 9:30 a.m. (Boston time) on the requested effective date of the Competitive Bid Loan, as set forth in the Invitation for Competitive Bids, provided that Competitive Bid Quotes submitted by the Administrative Agent (or any Affiliate of the Administrative Agent) in its capacity as a Lender may be submitted, and may only be submitted, if the Administrative Agent or such Affiliate notifies the Borrower of the offer or offers contained therein not later than 9:15 a.m. (Boston time) on the requested effective date of the Competitive Bid Loan. Any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

              (ii) Each Competitive Bid Quote shall be substantially in the form of Exhibit J hereto and shall in any case specify:

                   (A) the proposed effective date of the proposed Competitive Bid Loan;

                   (B) the principal amount of the proposed Competitive Bid Loan for which each offer is made, which principal amount (x) may be greater than the quoting Lender's Commitment at the time but may not exceed the Commitment Amount, (y) must be $1,000,000 or an integral multiple of $1,000,000 and (z) may not exceed the principal amount of the Competitive Bid Loan for which offers were requested;

                   (C) the rate of interest per annum (rounded to the nearest 1/10,000th of 1%) (the "Competitive Bid Rate") offered for each such Competitive Bid Loan;

                   (D) the proposed Interest Period for the proposed Competitive Bid Loan; and

                   (E) the identity of the quoting Lender.

             (iii) Any Competitive Bid Quote shall be disregarded if it:

                   (A) is not substantially in the form of Exhibit J hereto or does not specify all of the information required by Section 2.8(d)(ii);

                   (B) contains qualifying, conditional or similar language (except that it may, in the case of a quote relating to more than one Interest Period, contain the condition that the Lender will fund any one, but not more, of the Competitive Bid Loans offered in such Competitive Bid Quote);

                   (C) proposes terms (including, without limitation, an Interest Period) other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                   (D) arrives after the time set forth in Section 2.8(d)(i).

         (e) Notice to Borrower. Not later than 10:00 a.m. (Boston time) on the effective date of the requested borrowing, the Administrative Agent shall notify the Borrower of the terms of each Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.8(d). The Administrative Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request and (ii) the respective principal amounts and Competitive Bid Rates, as the case may be, so offered.

         (f) Acceptance and Notice By Borrower. Not later than 10:30 a.m. (Boston time) on the date of the requested borrowing, the Borrower shall notify, by telephone, confirmed by telecopy substantially in the form of Exhibit K hereto, the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to Section 2.8(e). In the case of an acceptance, such notice (a "Notice of Competitive Bid Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part, provided that:

              (i) the aggregate principal amount of each borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

              (ii) subject to the provisions of Section 2.8(h) hereof, the principal amount of each Loan must be $1,000,000 or an integral multiple of $1,000,000;

              (iii) offers quoting lower Competitive Bid Rates must be accepted prior to offers quoting higher Competitive Bid Rates; and

              (iv) the Borrower shall not accept any offer that is described in Section 2.8(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

         (g) Notice by the Administrative Agent to the Lenders. Not later than 11:00 a.m. (Boston time) on the date of the requested borrowing, the Administrative Agent shall notify, by telephone, confirmed by telecopy substantially in the form of Exhibit L hereto, such Lenders that made such Competitive Bid Quotes of the Borrower's acceptance or non-acceptance of such Competitive Bid Quotes.

         (h) Allocation by Administrative Agent. If Competitive Bid Quotes are made by two or more Lenders with the same Competitive Bid Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted by the Borrower for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted by the Borrower shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not smaller than $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. If any such Lender has indicated a minimum acceptable Competitive Bid Loan in its Competitive Bid Quote, and under the procedures of this subsection (h), the Administrative Agent would have allocated to it an amount less than such minimum, such Competitive Bid Quote will instead be deemed to have been withdrawn. Determinations by the Administrative Agent of the amounts of Competitive Bid Loans to be made by each Lender shall be conclusive in the absence of manifest error.

         (i) Interest on Competitive Bid Loans. Each Competitive Bid Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Competitive Bid Rate quoted by the Lender making such Loan in its Competitive Bid Quote. Such interest shall be payable on the last day of each month during the Interest Period applicable thereto and when such Competitive Bid Loan is due (whether at maturity, by reason of acceleration or otherwise).

         (j) Competitive Bid Notes. The Competitive Bid Loans shall be evidenced by separate promissory notes substantially in the form of Exhibit A-2 attached hereto, payable to the order of each Lender in a principal amount equal to the Commitment

Amount. Each such Note shall be dated on or before the date of the first Loans and shall have the blanks therein appropriately completed. Each Lender shall, and is hereby irrevocably authorized by the Borrower to, enter on the schedule forming a part of such Lender's Competitive Bid Notes or otherwise in its records appropriate notations evidencing the date and the amount of each Competitive Bid Loan made by such Lender, the interest rate applicable thereto and the date and amount of each payment of principal made by the Borrower with respect thereto; and such notations shall constitute prima facie evidence thereof. Each Lender is hereby irrevocably authorized by the Borrower to attach to and make a part of such Lender's Competitive Bid Notes a continuation of any such schedule as and when required. No failure on the part of any Lender to make any notation as provided in this subsection (j) shall in any way affect any Competitive Bid Loan or the rights or obligations of such Lender or the Borrower with respect thereto.

         (k) Payment of Competitive Bid Loans. Each Competitive Bid Loan shall be due and payable, and the Borrower hereby absolutely and unconditionally promises to pay such Competitive Bid Loans, on the earlier of (i) the expiration of the Interest Period thereof and (ii) the Revolving Credit Termination Date. All payments of principal and interest and other amounts payable in respect of a Competitive Bid Loan shall be made by the Borrower to the Administrative Agent for the account of the Lender or Lenders making such Competitive Bid Loan in immediately available funds, on or before 11:00 a.m. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments.

         (l)  Maximum Competitive Bid Loans; Funding Losses.

              (i) Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time, after giving effect to the use of the proceeds of any such Competitive Bid Loan, exceed the Commitment Amount minus the aggregate principal amount of Revolving Credit Loans outstanding at such time.

              (ii) If after acceptance of any Competitive Bid Quote pursuant to
Section 2.8, the Borrower fails to borrow any Competitive Bid Loan so accepted on the date specified therefor, the Borrower shall indemnify the Lender funding such Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such unborrowed Loans.


         2.9. Changed Circumstances.

         (a)  In the event that:

              (i) on any date on which the Adjusted Eurodollar Rate would otherwise be set the Administrative Agent shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the Interbank Offered Rate; or

              (ii) at any time the Administrative Agent or any Lender shall have determined in good faith (which determination shall be final and conclusive) that:

                   (A) the making or continuation of or conversion of any Loan to a Eurodollar Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank Eurodollar market maintained by dealers in New York City of recognized standing or (2) compliance by the Administrative Agent or any Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

                   (B) as the case may be, the Adjusted Eurodollar Rate shall no longer represent the effective cost to any Lender for Dollar deposits in the interbank Eurodollar market for deposits in which it regularly participates;

then, and in any such event, the Administrative Agent shall forthwith so notify the Borrower thereof. Until the Administrative Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of each Lender to allow selection by the Borrower of the type of Loan affected by the contingencies described in this Section 2.9(a) (herein called "Affected Loans") shall be suspended. If at the time the Administrative Agent so notifies the Borrower, the Borrower has previously given the Administrative Agent or the Lenders a Notice of Borrowing or Conversion with respect to Affected Loans but such Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrower may borrow Loans of another type by giving a substitute Notice of Borrowing or Conversion pursuant to Section 2.2 hereof.

         In the case of an event specified in clause (ii)(A)(2) above, upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the Borrower shall, with respect to all of the outstanding Affected Loans, prepay the same, together with interest thereon and any amounts required to be paid pursuant to Section 2.14, and may borrow a Loan of another type in replacement thereof in accordance with Section 2.1 hereof by giving a Notice of Borrowing or Conversion pursuant to Section 2.2 hereof.

         (b) In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

              (i) subjects the Administrative Agent or any Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for franchise taxes and taxes on the overall net income of the Administrative Agent or such Lender imposed by the United States of America or any political subdivision thereof); or

              (ii) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, the Administrative Agent or any Lender (other than such requirements as are already included in the determination of the Adjusted Eurodollar Rate); or

              (iii) imposes upon the Administrative Agent or any Lender any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to the Administrative Agent or such Lender, reduce the income receivable by the Administrative Agent or such Lender or impose any expense upon the Administrative Agent or such Lender with respect to any Loans, the Administrative Agent shall notify the Borrower thereof. The Borrower agrees to pay to the Administrative Agent or such Lender the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by the Administrative Agent or such Lender of a statement in the amount and setting forth the Administrative Agent or such Lender's calculation thereof, which statement shall constitute prima facie evidence of the subject matter thereof.

         (c) The Administrative Agent and each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of any event or the existence of a condition that (i) would cause it to incur any increased cost under this Section 2.9 or (ii) would require the Borrower to pay an increased amount under this Section 2.9, (a) it will notify the Borrower and the Administrative Agent of such event or condition and, (b) it will use its reasonable efforts to make, fund or maintain the affected Loans through another lending office or take such other reasonable steps so as to avoid the consequences of such event or condition, provided that the Administrative Agent or such Lender determines, in its sole discretion, that it may do so consistent with the Administrative Agent's or such Lender's internal policies and without being detrimental to the Administrative Agent or such Lender.


         2.10. Capital Requirements. If, after the date hereof, the Administrative Agent or any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (ii) compliance by the Administrative

Agent or any Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction, has the effect of reducing the return on the Administrative Agent's or such Lender's or such holding company's capital as a consequence of the Administrative Agent's or such Lender's Loans or commitment to make Loans hereunder to a level below that which the Administrative Agent or such Lender or such holding company could have achieved but for such adoption, change or compliance ( assuming the full utilization of such entity's capital) by any amount deemed by the Administrative Agent or such Lender to be material, then the Administrative Agent or such Lender shall notify the Borrower thereof. The Borrower agrees to pay to the Administrative Agent or such Lender the amount of such reduction of return on capital as and when such reduction is determined, upon presentation by the Administrative Agent or such Lender of a statement stating the amount and setting forth the Administrative Agent's or Lender's calculation thereof, which statement shall constitute prima facie evidence of the subject matter thereof. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.


         2.11. Payments and Prepayments of the Loans.

         (a) Base Rate Loans may be prepaid, in whole or in part, at any time, without premium or penalty upon one Business Days' notice. Eurodollar Loans may be prepaid, in whole or in part, at any time, without premium or penalty (but subject to the provisions of Section 2.14) upon three business days notice to the Administrative Agent. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. No prepayment of Base Rate Loans or Eurodollar Loans during the Revolving Credit Period shall affect the Commitment Amount or impair the Borrower's right to borrow Base Rate Loans or Eurodollar Loans as set forth in Section 2.1.



         (b) With respect to Eurodollar Loans, in the event that the Administrative Agent or any Lender seeks reimbursement from the Borrower pursuant to the terms of Section 2.9(b) or Section 2.10, the Borrower may (subject to the provisions of Section 2.14) elect, rather than paying to the Administrative Agent or such Lender the amount of such reimbursement, to prepay the Loans in full, together with any and all other Obligations owing by the Borrower to the Administrative Agent and each Lender. Any amounts so prepaid may not be reborrowed and, upon such prepayment, each Lender's obligation to make Loans hereunder shall terminate.

         (c) Competitive Bid Loans may not be prepaid without the prior written consent of the Lender which made such Competitive Bid Loan.

         2.12. Method of Payment for Revolving Credit Loans. All payments and prepayments of principal and all payments of interest, fees and other amounts payable hereunder shall be made by the Borrower to the Administrative Agent, for the respective accounts of the Lenders or (as the case may be) the Administrative Agent, Bank of Boston Connecticut, One Landmark Square, Suite 2002, Stamford, CT 06901 Attention: Ms. Jennifer Edwards; in immediately available funds in lawful United States currency, on or before 11:00 a.m. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments. The Administrative Agent and any Lender may, and the Borrower hereby authorizes the Administrative Agent or any Lender to, debit the amount of any payment not made by such time to the demand deposit account of the Borrower with the Administrative Agent or such Lender.

         2.13 Overdue Payments. Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder or under each Note shall bear interest from and including the due date thereof until paid, and payable on demand, at a rate per annum equal to (i) if such due date occurs prior to the end of an Interest Period, 1% above the interest rate applicable to such Loan for such Interest Period until the expiration of such Interest Period, and thereafter, 1% above the Base Rate, and (ii) in all other cases, 1% above the rate then applicable to Base Rate Loans, all of which interest shall be payable on demand.

         2.14 Payments Not at End of Interest Period. If the Borrower for any reason makes any payment of principal with respect to any Eurodollar Loan on any day other than the last day of an Interest Period applicable to such Eurodollar Loan or fails to borrow or continue or convert to a Eurodollar Loan after giving a Notice of Borrowing or Conversion pursuant to Section 2.2, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount computed pursuant to the following formula:

              L    =         (R - T) x P x D
                             ---------------
                                   360

         L = amount payable to Administrative Agent for the pro rata account of the Lenders

         R =  the applicable Adjusted Eurodollar Rate for such Loan

         T = effective interest rate per annum at which any readily marketable bond or other obligation of the United States, selected at the Administrative Agent's sole discretion, maturing on or near the last day of the then applicable Interest Period of such Loan and in approximately the same amount as such Loan can be purchased by the Administrative Agent on the day of such payment of principal or failure to borrow or continue or convert
         P =  the amount of principal prepaid or the amount of the requested
              Loan
         D = the number of days remaining in the Interest Period as of the date of such payment or the number of days of the requested Interest Period

The Borrower shall pay such amount upon presentation by the Administrative Agent of a statement setting forth the amount and the Administrative Agent's calculation thereof pursuant hereto, which statement shall constitute prima facie evidence of the subject matter thereof.


         2.15 Computation of Interest and Fees. Interest and all fees payable hereunder shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day (subject to clause (i) of the definition of Interest Period), and such extension shall be included in computing interest in connection with such payment.

                                 SECTION III.

                             CONDITIONS OF LOANS


         3.1 Conditions Precedent to Initial Loan. The obligation of each Lender to make its initial Loan is subject to the condition precedent that the Administrative Agent shall have received, on or before the Closing Date, in form and substance satisfactory to the Administrative Agent and counsel to the Lenders, the following:

         (a) this Agreement, each Revolving Credit Note and each Competitive Bid Note, duly executed by the Borrower;

         (b) a certificate of the Secretary or an Assistant Secretary of the Borrower (i) with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Agreement and the Notes and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Agreement, and providing specimen signatures of such officers, (ii) the articles of incorporation and bylaws in effect on the Closing Date, and
(iii) stating that all insurance that is required by this Agreement to be in effect is in effect on the Closing Date;

         (c) a certificate of the Secretary of State of the State of Delaware, as to legal existence and good standing (including tax good standing) of the Borrower in such state and listing all documents on file in the office of said Secretary of State;

         (d) a favorable legal opinion addressed to the Administrative Agent and each Lender from Philip R. Brookmeyer, Esquire, assistant general counsel to the Borrower, substantially in the form of Exhibit G hereto;

         (e) such other documents, and completion of such other matters, as the Administrative Agent or counsel for any Lender may reasonably deem necessary or appropriate; and

         (f) evidence of satisfaction of all outstanding Loans (as that term is defined in the Existing Credit Agreement) under the Existing Credit Agreement.


         3.2 Conditions Precedent to All Loans. The obligation of each Lender to make each Loan, including its initial Loan, or continue or convert Loans to Loans of another type, is further subject to the following conditions:

         (a) timely receipt by the Administrative Agent of the Notice of Borrowing or Conversion as provided in Section 2.2;

         (b) the representations and warranties contained in Section IV shall be true and accurate in all material respects on and as of the date of such Notice of Borrowing or Conversion and on the effective date of the making, continuation or conversion of each Loan as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing, or would result from such Loan;

         (c) the resolutions referred to in Section 3.1(b) shall remain in full force and effect; and

         (d) no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for any Lender, would make it illegal or against the policy of any governmental agency or authority for any Lender to make Loans hereunder.

         The making of each Loan shall be deemed to be a representation and warranty by the Borrower on the date of the making, continuation or conversion of such Loan as to the accuracy of the facts referred to in subsection (b) of this Section 3.2.

                                   SECTION IV.

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Administrative Agent and each Lender that:


         4.1. Organization and Qualification. Each of the Borrower and its Significant Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated and (c) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.


         4.2. Corporate Authority. The execution, delivery and performance of this Agreement and each Note and the transactions contemplated hereby are within the corporate power and authority of the Borrower and have been authorized by all necessary corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Borrower, (b) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower, (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Borrower, or (d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Borrower.


         4.3. Valid Obligations. This Agreement and each Note and all of their respective terms and provisions are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.


         4.4. Consents or Approvals. The execution, delivery and performance of this Agreement and each Note and the transactions contemplated herein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

         4.5. Title to Properties; Absence of Encumbrances. Each of the Borrower and its Significant Subsidiaries has good and marketable title to all of its material properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the financial statements referred to in Section 4.6 (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances or those Encumbrances disclosed in Exhibit C hereto, and, except as so disclosed, free from all defects of title that could reasonably be expected to materially adversely affect such properties, assets or rights, taken as a whole.


         4.6. Financial Statements. The Borrower has furnished the Administrative Agent and each Lender its consolidated balance sheet as of December 31, 1995 and its consolidated statements of income, changes in stockholders' equity and cash flow for the fiscal year then ended, and related footnotes, audited and certified by the Borrower's Accountants. The Borrower has also furnished the Administrative Agent and each Lender its consolidated balance sheet as of June 30, 1996 and its consolidated statements of income and cash flow for the fiscal quarter then ended, certified by the principal financial officer of the Borrower but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be material in amount. All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower and its Consolidated Subsidiaries as of such dates and the results of the operations of the Borrower and its Consolidated Subsidiaries for such periods. There are no liabilities, contingent or otherwise, required to be disclosed in accordance with GAAP and not disclosed in such financial statements that involve a material amount.

         4.7. Changes. From December 31, 1995, through the Closing Date, there has been no Material Adverse Effect.


         4.8. Defaults. No Default or Event of Default exists.


         4.9. Taxes. The Borrower and each Significant Subsidiary has filed all material federal, state and other tax returns required to be filed, and all material taxes, assessments and other governmental charges due from the Borrower and each Significant Subsidiary have been fully paid except where (i) such payment is being contested in good faith by appropriate proceedings and adequate reserves have been established and are being maintained in accordance with GAAP, or (ii) where the failure to so file or pay could not reasonably be expected to have a Material Adverse Effect. The Borrower and each Significant Subsidiary has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

         4.10. Litigation. Except as set forth on Exhibit D hereto, there is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the Borrower's or any Subsidiary's officers, threatened, against the Borrower or any Subsidiary the outcome of which could reasonably be expected to result in a forfeiture of all or any substantial part of the property of the Borrower or its Significant Subsidiaries.


         4.11. Subsidiaries. As of the date of this Agreement, Exhibit E lists all of the Borrower's Significant Subsidiaries. Such Significant Subsidiaries have, in the aggregate, assets, sales and earnings totaling not less than 90% of the total assets, sales and earnings of the Borrower and its Consolidated Subsidiaries. The Borrower or a Significant Subsidiary of the Borrower is the owner, free and clear of all liens and Encumbrances, of all of the issued and outstanding stock of such Significant Subsidiaries. All shares of the stock of the Borrower and each Significant Subsidiary have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants or similar rights are outstanding with respect to the outstanding stock of Significant Subsidiaries.


         4.12. Compliance with ERISA. The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and, to the best knowledge of the Borrower, no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.


         4.13. Environmental Matters.

         (a) Except as set forth on Schedule 4.13, (i) the Borrower and each of its Significant Subsidiaries have obtained all permits, licenses and other authorizations which are required under all applicable Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect, and (ii) the Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

         (b) Except as set forth in Schedule 4.13, no written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the best knowledge of the Borrower, no investigation is pending or threatened (in writing) by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Significant Subsidiaries to have any permit, license or authorization required in connection with the conduct of its business or with respect to any applicable Environmental Laws, including, without limitation, Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials, except to the extent that such notice, complaint, penalty or investigation did not or could not reasonably be expected to result in a Material Adverse Effect. As of the date hereof, the Borrower or any Subsidiary of the Borrower has been identified in writing as a potentially responsible party (as that term has been construed pursuant to the Federal Comprehensive Environmental Response, Compensation and Liability Act and similar state and local laws) at the sites listed and described on the attached Schedule
4.13 and at no other sites.

         (c) Except as disclosed on Schedule 4.13 attached hereto, to the best of the Borrower's knowledge no material written notification of a release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Significant Subsidiaries and no property now or previously owned, leased or used by the Borrower or any of its Significant Subsidiaries is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up, except to the extent such notification, listing or proposed listing could not reasonably be expected to result in a Material Adverse Effect.

         (d) There are no liens or encumbrances arising under or pursuant to any applicable Environmental Laws on any of the real property or properties currently owned, leased or used by the Borrower or any of its Significant Subsidiaries, and no notice of any governmental action has been received by the Borrower or any Significant Subsidiary, and to the best knowledge of the Borrower, no governmental actions have been taken or are in process, which could subject any of such properties to such liens or encumbrances, except to the extent that such liens or encumbrances could not reasonably be expected to result in a Material Adverse Effect.

         (e) Except as set forth on Schedule 4.13, (i) neither the Borrower nor any of its Significant Subsidiaries nor, to the best knowledge of the Borrower, any previous owner, tenant, occupant or user of any property currently owned, leased or used by the Borrower or any of its Significant Subsidiaries, has stored, deposited, disposed of, or located on any property currently owned, leased, or used by the Borrower or any of its Significant Subsidiaries, any Hazardous Materials, except (a) to the extent commonly used in day-to-day operations of such property and, in such case, in substantial compliance with all applicable Environmental Laws, or (b) where such storage, deposition, disposal or location would not have a Material Adverse Effect, and (ii) no Hazardous Materials are stored, deposited, disposed of, or located on any property currently owned, leased, or used by the Borrower or any of its Significant Subsidiaries, except (a) to the extent commonly used in day-to-day operations of such property and, in such case, in substantial compliance with all applicable Environmental Laws, or (b) where such storage, deposition, disposal or location would not have a Material Adverse Effect.

                                   SECTION V.

                              AFFIRMATIVE COVENANTS

So long as any Lender has any commitment to lend hereunder or any Loan or other Obligation hereunder remains outstanding, the Borrower covenants as follows:

         5.1. Financial Statements and Other Reporting Requirements. The Borrower shall furnish to the Administrative Agent and the Lenders :

         (a) as soon as available to the Borrower, but in any event within 90 days after the end of each of its fiscal years, a consolidated balance sheet as of the end of, and a related consolidated statement of income, changes in stockholders' equity and cash flow for, such year, audited and certified by the Borrower's Accountants (or other independent certified public accountants acceptable to the Administrative Agent and each Lender) in the case of such consolidated statements, and certified by the principal financial officer in the case of such consolidated statements; and, concurrently with such financial statements, a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such financial statements they have obtained no knowledge of any Default or, if in the opinion of such accountants any such Default exists, they shall disclose in such written statement the nature and status thereof;

         (b) as soon as available to the Borrower, but in any event within 45 days after the end of each of its fiscal quarters, a consolidated balance sheet as of the end of, and a related consolidated statement of income for, the period then ended, certified by the principal financial officer of the Borrower but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be material in amount;

         (c) concurrently with the delivery of each financial statement pursuant to subsections (a) and (b) of this Section 5.1, a report in substantially the form of Exhibit F hereto signed on behalf of the Borrower by its chief financial officer, its treasurer or its controller;

         (d) promptly, as and when any Subsidiary qualifies or ceases to qualify as a Significant Subsidiary hereunder, a revised Exhibit E reflecting the current list of Significant Subsidiaries;

         (e) promptly after the same are available, copies of all proxy statements, financial statements and reports as the Borrower shall send to its stockholders or as the

Borrower may file with the Securities and Exchange Commission or any governmental authority at any time having jurisdiction over the Borrower or its Significant Subsidiaries;

         (f) (i) if and when the Borrower gives or is required to give notice to the PBGC of any "Reportable Event" (as defined in Section 4043 of ERISA) with respect to any Plan that might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC, (ii) a copy of any request for a waiver of the funding standards or an extension of the amortization periods required under
Section 412 of the Code or Section 302 of ERISA, (iii) a copy of any notice of intent to terminate any Plan, (iv) notice that the Borrower or any member of the Controlled Group will or may incur any material liability to or on account of a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA, (v) promptly upon the request of the Administrative Agent or any Lender, a copy of the annual report of each Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor; and (vi) promptly upon the request of the Administrative Agent or any Lender, notice of the adoption of any Plan subject to ERISA, along with the vesting and funding schedules and other principal provisions thereof;

         (g) immediately upon becoming aware of the existence of any condition or event that constitutes a Default or Event of Default, written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto;

         (h) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower or any of its Subsidiaries of which it has notice, the outcome of which could reasonably be expected to have a Material Adverse Effect, written notice thereof and the action being or proposed to be taken with respect thereto;

         (i) within 30 days of receipt of written notice from any governmental agency or authority, or promptly upon the Borrower's reasonable belief (i) that a violation of any Environmental Law has been committed by the Borrower, (ii) that there are any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower or any of its Subsidiaries regarding any actual or potential violation of Environmental Laws or any spill, release, discharge or disposal of any Hazardous Material in violation of any Environmental Law, (iii) that any governmental agency or private party is alleging that the Borrower may be liable or responsible for any costs associated with a response to or cleanup of a release of a Hazardous Material into the environment or any damages caused thereby, or (iv) that any administrative or judicial complaint or order has been filed against the Borrower alleging a violation of any Environmental Law or requiring the Borrower to take any action in connection with the release of Hazardous Material into the environment, which, in any such case described in items (i) through (iv) above, could reasonably be expected to have a Material Adverse Effect, written notice thereof and the action being or proposed to be taken with respect thereto; and

         (j) from time to time, such other financial data and information about the Borrower or its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         5.2. Conduct of Business. The Borrower shall, and shall cause its Significant Subsidiaries to:

         (a) duly observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets (including without limitation all Environmental Laws and ERISA), and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business;

         (b) except as provided in Section 6.2, maintain its corporate existence; and

         (c) remain engaged substantially in the same fields of business as that in which it is now engaged, except that nothing in this Section shall prevent the Borrower or any Significant Subsidiary from engaging in any new business and the Borrower or any Significant Subsidiary may withdraw from any business activity which its Board of Directors reasonably deems unprofitable or unsound, provided that promptly after such withdrawal, the Borrower provide the Administrative Agent with written notice thereof.

         5.3. Maintenance and Insurance. The Borrower shall, and shall cause its Significant Subsidiaries to, protect and preserve all of its properties, including, without limitation, all of its Patents, shall obtain all new Patents as are necessary or advisable for the conduct o its business, and shall maintain all of its tangible properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto as the Borrower or such Significant Subsidiary, in the exercise of its reasonable judgment, deems necessary or advisable, as required for the normal conduct of its business, and shall comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder if, in any such case, the failure to do so would have a Material Adverse Effect. Each of the Borrower and its Significant Subsidiaries shall at all times, to the extent available, in the Borrower's reasonable discretion, on reasonable economic terms, maintain liability and casualty insurance with financially sound and reputable insurers or self-insure in such amounts as the officers of the Borrower in the exercise of their reasonable judgment deem to be adequate or as required by any applicable law. The Borrower shall furnish to the Administrative Agent certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provisions. The Administrative Agent shall not, by the fact of approving, disapproving or accepting any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of lawsuits, and the Borrower hereby expressly assumes full responsibility therefor and liability, if any, thereunder.

         5.4. Taxes. The Borrower shall pay, or cause to be paid, all taxes, assessments or governmental charges on or against it or any of its Significant Subsidiaries or its or their properties on or prior to the time when they become due; provided that this covenant shall not apply to any tax, assessment or charge that (i) is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP, or (ii) singly or in the aggregate would not have a Material Adverse Effect.

         5.5. Inspection by the Administrative Agent. The Borrower shall permit the Lenders, through the Administrative Agent or its designees, at any reasonable time and upon reasonable notice, to (i) visit and inspect the properties of the Borrower and its Significant Subsidiaries (ii) examine and make copies of and take abstracts from the books and records of the Borrower and its Significant Subsidiaries, and (iii) discuss the affairs, finances and accounts of the Borrower and its Significant Subsidiaries with their appropriate officers, employees and accountants.

         5.6. Maintenance of Books and Records. The Borrower shall, and shall cause its Significant Subsidiaries to, keep adequate books and records of account (and the Borrower, in addition, shall keep such books and records on a consolidated basis), in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP and applicable law.

         5.7. Consolidated Total Funded Debt to EBITDA Ratio. The Borrower shall at all times maintain a ratio of Consolidated Total Funded Debt to EBITDA of not greater than 0.7 to 1.0 as determined at the end of each fiscal quarter for the four consecutive fiscal quarters then ending.

         5.8. Consolidated Operating Cash Flow to Consolidated Total Debt Service and Dividends Ratio. The Borrower shall at all times maintain a ratio of
(i) Consolidated Operating Cash Flow to (ii) Consolidated Total Debt Service plus Dividends in excess of 1.25 to 1.0, as determined at the end of each fiscal quarter for the four consecutive fiscal quarters then ending.

         5.9. Environmental Laws. The Borrower shall comply, and shall make all reasonable efforts to cause its Significant Subsidiaries to comply, with all applicable Environmental Laws in all jurisdictions in which any of them operates now or in the future; provided, however, that the Borrower shall not be obligated by this Section to take any action that would result in its being designated an operator (as that term has been construed pursuant to the federal Comprehensive Environmental Response, Compensation and Liability act and similar state and local laws) of any Significant Subsidiary or an owner or operator of property owned, used, or leased by such Significant Subsidiary.

         5.10. Further Assurances. At any time and from time to time the Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver such further instruments and take such further action as may reasonably be requested by the Administrative Agent or any Lender effect the purposes of this Agreement and the Notes.


                                  SECTION VI.

                               NEGATIVE COVENANTS

                  So long as any Lender has any commitment to lend hereunder or any Loan or other Obligation hereunder remains outstanding, the Borrower covenants as follows:

         6.1. Encumbrances. The Borrower shall not, and shall not allow, any of its Significant Subsidiaries to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of conditional vendor upon or with respect to any of its property or assets ("Encumbrances"), or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse, except the following ("Permitted Encumbrances"):

         (a) Encumbrances in favor of the Administrative Agent for the benefit of the Lenders;

         (b) Encumbrances existing as of the date of this Agreement and disclosed in Exhibit C hereto;

         (c) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

         (d) landlords' and lessors' liens in respect of rent not in default; liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

         (e) liens existing on property of any Person at the time such Person becomes a Significant Subsidiary, but only so long as the obligation secured by any such lien is not in default and such lien is and will remain confined to the property subject to it at the time such Person becomes a Significant Subsidiary and to fixed improvements thereafter erected on such property;

         (f) liens existing on any property prior to the acquisition thereof by the Borrower or any Significant Subsidiary and not created in contemplation of such acquisition, provided that any such lien does not extend to any other property of the Borrower or any Significant Subsidiary;

         (g) judgment liens that shall not have been in existence for a period longer than 30 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 30 days after the expiration of such stay;

         (h) rights of lessors under capital leases;

         (i) Encumbrances in respect of any purchase money obligations for tangible property used in its business, provided that any such Encumbrances shall not extend to property and assets of the Borrower or any such Significant Subsidiary not financed by such a purchase money obligation;

         (j) easements, rights of way, restrictions and other similar charges or Encumbrances relating to real property and not interfering in a material way with the ordinary conduct of its business;

         (k) Encumbrances on the common stock of the Borrower purchased with any of the proceeds of the Loans;

         (l) Encumbrances in favor of the United States of America or any State thereof or any political subdivision, agency or instrumentality of any thereof (each hereinafter called a "Government") on any property or assets hereafter acquired, constructed, installed or purchased by the Borrower or a Significant Subsidiary primarily for the purpose of manufacturing or producing any product, or performing any research or development work, directly or indirectly, for such Government;

         (m) Encumbrances on its property or assets created in connection with the refinancing of Indebtedness secured by Permitted Encumbrances on such property, provided that the amount of Indebtedness secured by any such Encumbrance shall not be increased as a result of such refinancing and no such Encumbrance shall extend to property and assets of the Borrower or any such Significant Subsidiary not encumbered prior to any such refinancing; and

         (n)  Encumbrances securing Indebtedness of the kind described in
Section 6.3 to the extent (but only to the extent) permitted by Section 6.3.

         6.2. Merger; Consolidation; Sale or Lease of Assets. The Borrower shall not, and shall not allow any of its Significant Subsidiaries to, (a) sell, lease or otherwise dispose of assets or properties (valued at the lower of cost or market), other than (i) sales of assets in the ordinary course of business,
(ii) sales of assets or property not in the ordinary course of business, provided that the assets or properties so sold during any fiscal year generated, produced, contributed to or accounted for, directly or indirectly, in the aggregate, no more than ten percent (10%) of Consolidated Net Income for the immediately preceding fiscal year, as shown in the financial statements for such prior year delivered to the Administrative Agent by the Borrower pursuant to
Section 5.1(a), and provided, further, that (x) whenever the Borrower or any Significant Subsidiary sells any assets or properties pursuant to this clause
(ii), the Borrower shall provide the Administrative Agent with such statements of income and other information as the Administrative Agent or any Lender reasonably requests in order to determine compliance with this clause (ii), all of which statements have been prepared in accordance with GAAP in a manner consistent with the financial statements provided to the Administrative Agent by the Borrower pursuant to Section 5.1(a), and (y) at the time of any such proposed sale, no Event of Default has occurred and is continuing and no Default or Event of Default would result therefrom, and (iii) the sale or disposition of any of the common stock of the Borrower purchased with any of the proceeds of the Loans, or (b) liquidate, merge or consolidate into or with any other person, provided that any Significant Subsidiary of the Borrower may merge or consolidate into or with (i) the Borrower if no Default or Event of Default has occurred and is continuing or would result from such merger and if the Borrower is the surviving company, or (ii) any other wholly-owned Significant Subsidiary of the Borrower.

         6.3. Indebtedness of Subsidiaries. The Borrower shall not cause or permit any of its Significant Subsidiaries to create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness other than (a) Indebtedness existing as of the date of this Agreement and disclosed in Exhibit C hereto, (b) Indebtedness owing to the Borrower or any other Subsidiary, and
(c) other Indebtedness, not to exceed $50,000,000 in the aggregate at any time outstanding, provided that such other Indebtedness is not secured by any security interests, liens, charges or encumbrances on the property of any Significant Subsidiary other than the Significant Subsidiary for whose benefit such Indebtedness was incurred, or as otherwise permitted in Section 6.1.

         6.4. ERISA. Neither the Borrower nor any member of the Controlled
Group shall permit any Plan maintained by it to (a) engage in any "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA that would have a Material Adverse Effect, (b) incur any "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) whether or not waived, that would have a Material Adverse Effect, (c) fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA, (d) adopt a Plan amendment which would require security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or
(e) terminate any Plan in a manner that could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Significant Subsidiaries pursuant to Section 4068 of ERISA that would have a Material Adverse Effect. Each Plan shall comply in all material respects with ERISA.

         6.5. Use of Proceeds. The Borrower shall use the proceeds of the Revolving Credit Loans and the Competitive Bid Loans in support of its commercial paper program and for general corporate purposes, including, without limitation, to purchase common stock of the Company and for the payment of costs and expenses incurred or sustained by the Company in connection with the consummation of the transactions referred to herein or contemplated hereby. No proceeds of any Loans will be used for a purpose which violates Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224, as amended, and following the application of the proceeds of each Loan, the value of all "margin stock" (as such term is used in such Regulations) of the Borrower will not exceed 25% of the value of the total assets of the Borrower that are subject to the restrictions set forth in Section 6.1 and 6.2.

         6.6. Transactions with Affiliates. The Borrower shall not, and shall not permit any of its Significant Subsidiaries to, directly or indirectly enter into any purchase, sale, lease or other transaction with any Affiliate (other than any other Subsidiary) except in the ordinary course of business on terms that are no less favorable to the Borrower or such Significant Subsidiary than those which might be obtained at the time in a comparable arm's length transaction with any person who is not an Affiliate.

                                  SECTION VII.

                                    DEFAULTS

         7.1. Events of Default. There shall be an Event of Default hereunder if any of the following events occurs:

         (a) the Borrower shall fail to pay (i) any amount of principal of any Loans when due or (ii) within five (5) Business Days after the due date, any amount of interest thereon or any fees, expenses or other amounts payable hereunder or under any Note on the due date therefor; or

         (b) the Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, covenants, obligations or agreements contained in Section 5.1(g), 5.2(b), 5.5, 5.7, 5.8, 6.1 through 6.6, inclusive; or

         (c) the Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, covenants, obligations or agreements (other than in respect of subsections 7.1(a) and 7.1(b) hereof) contained in this Agreement and such default shall continue for 15 days after notice thereof has been sent to the Borrower by the Administrative Agent, provided, however, that in the event of a failure by the Borrower to comply with the covenants contained in Sections 5.2(a) or 5.9, no Default, default or an Event of Default shall be deemed to occur on account of any such failure unless such failure(s) (individually or in the aggregate) has a Material Adverse Effect; or

         (d) any representation or warranty of the Borrower made in this Agreement or in any Note or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

         (e) the Borrower or any of its Significant Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligations in excess of $25,000,000 in the aggregate for borrowed monies or advances, or fail to observe or perform any term, covenant or agreement evidencing or securing such obligations for borrowed monies or advances, the result of which failure is to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity upon delivery of required notice, if any; or

         (f) the Borrower or any of its Significant Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) take any action or commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, (viii) be insolvent within the meaning of the United States Bankruptcy Code or other applicable statute, or (ix) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Significant Subsidiaries in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days, or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code, against the Borrower or such Subsidiary, or action under the laws of the jurisdiction of incorporation or organization of the Borrower or any of its Significant Subsidiaries similar to any of the foregoing shall be taken with respect to the Borrower or such Significant Subsidiary and shall continue unstayed and in effect for any period of 60 days; or

         (h) (A) the Borrower shall fail to own, both legally and beneficially, 100% of the capital stock of United States Tobacco Company, a Delaware corporation, or (B) United States Tobacco Company shall cease to operate the principal business currently operated by it or to own the principal assets necessary to operate such business, or (C) United States Tobacco Company shall cease to own, both legally and beneficially, 100% of the capital stock of each of United States Tobacco Manufacturing, Inc. and United States Tobacco Sales & Marketing, Inc. or (D) either of United States Tobacco Manufacturing, Inc. or United States Tobacco Sales & Marketing, Inc. shall cease to operate the principal business currently operated by it or to own the principal assets necessary to operate such business, provided that if any of the foregoing events result from a merger permitted by Section 6.2, the occurrence of such event shall not be an Event of Default hereunder; or

         (i) judgments or orders for the payment of money shall be entered against the Borrower or any of its Significant Subsidiaries by any court, or warrants of attachment or execution or injunctions or any similar processes shall be issued or levied against property of the Borrower or such Significant Subsidiary, that in the aggregate exceed $25,000,000 in value and such judgments, orders, warrants, injunctions or processes shall continue undischarged or unstayed for 30 days; or

         (j) the Borrower or any member of the Controlled Group shall fail to pay any amount or amounts that it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Borrower and such proceedings shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated, if the result of any of the foregoing events described in this clause (j) would constitute a Material Adverse Effect.

         7.2. Remedies. Upon the occurrence of an Event of Default described in subsections 7.1(f) and (g), with respect to the Borrower, immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter while such Event of Default is continuing, at the option of the Majority Lenders and upon the Administrative Agent's declaration:

         (a) each Lender's commitment to make any further Loans hereunder shall terminate;

         (b) the unpaid principal amount of the Loans together with accrued interest, all other Obligations, and all other obligations of the Borrower to the Administrative Agent and each Lender of any kind shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and

         (c) the Administrative Agent may, with the consent of the Majority Lenders, and shall, upon the request of the Majority Lenders exercise (on behalf of itself and the Lenders) any and all rights the Administrative Agent and the Lenders have under this Agreement, the Notes or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Administrative Agent's and each Lender's rights by any action at law, in equity or other appropriate proceeding; provided however, that each Lender shall have the right to collect and otherwise enforce the Notes issued to such Lender, subject to Section 8.5 hereof.


                                  SECTION VIII.

               CONCERNING THE ADMINISTRATIVE AGENT AND THE LENDERS

         8.1 Appointment and Authorization. Each of the Lenders hereby appoints Bank of Boston Connecticut to serve as Administrative Agent under this Agreement and irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf under this Agreement and to exercise such powers and to perform such duties under this Agreement and the other documents and instruments executed and delivered in connection with the consummation of the transactions contemplated hereby as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         8.2. Administrative Agent and Affiliates. Bank of Boston Connecticut shall also have the same rights and powers under this Agreement of a Lender and, in such capacity as Lender, may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Bank of Boston Connecticut and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent hereunder. Except as otherwise provided by the terms of this Agreement, nothing herein shall prohibit any Lender from accepting deposits from, lending money to or generally engaging in any kind of business with the Borrower or any Affiliate of the Borrower.

         8.3. Future Advances.


         (a) In order more conveniently to administer the Loans, the Administrative Agent may, unless notified to the contrary by any Lender prior to the date upon which any Revolving Credit Loan is to be made, assume that such Lender has made available to the Administrative Agent on such date the amount of such Lender's share of such Revolving Credit Loan to be made on such date as provided in this Agreement, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after the date upon which the Revolving Credit Loan is made, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the Federal Funds Effective Rate during each day included in such period, multiplied by (ii) the amount of such Lender's share of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such date to the date on which the amount of such Lender's share of such Revolving Credit Loan shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender.

         (b) The Administrative Agent may at any time, in its sole discretion, upon notice to any Lender, refuse to make any Revolving Credit Loan to the Borrower on behalf of such Lender unless such Lender shall have provided to the Administrative Agent immediately available federal funds equal to such Lender's share of such Loan in accordance with this Agreement.

         (c) Anything in this Agreement to the contrary notwithstanding, the obligations to make Loans under the terms of this Agreement shall be the several and not joint obligations of each of the Lenders and any advances made by the Administrative Agent on behalf of any Lender are strictly for the administrative convenience of the parties and shall in no way diminish any Lender's liability to the Administrative Agent and Bank of Boston Connecticut to repay the Administrative Agent for such Loans and advances. If the amount of any Bank's share of any Revolving Credit Loan which the Administrative

Agent has advanced to the Borrower is not made available to the Administrative Agent by such Lender within three (3) Business Days following the date upon which such Revolving Credit Loan is made, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such date.

         8.4. Delinquent Lender. Notwithstanding anything to the contrary contained in this Agreement, any Lender that fails to make available to the Administrative Agent its share of any Revolving Credit Loan when and to the full extent required by the provisions of this Agreement shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the non-delinquent Lenders in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the non-delinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         8.5. Payments.

         (a) All payments of principal of and interest on Revolving Credit Loans received by the Administrative Agent shall be paid to each of the Lenders pro rata in accordance with their respective interests in such Loans; all payments in respect of each Competitive Bid Loan received by the Administrative Agent shall be paid to the Lender or Lenders making such Competitive Bid Loan pro rata in accordance with their interests in such Loan; and any other payments received by the Administrative Agent hereunder shall be paid to the Lenders or the Administrative Agent or both pro rata as their respective interests appear. The Administrative Agent shall use its best efforts to provide each Lender with its ratable share of such payments on the same day on which such payments are received by the Administrative Agent; provided that if the Administrative Agent does not make any such payment to any Lender on such date, the Administrative Agent shall pay to such Lender interest on the unpaid amount at the overnight cost of funds to the Administrative Agent for each day until payment of such amount is made by the Administrative Agent.

         (b) Each of the Lenders and the Administrative Agent hereby agrees that if it should receive any amount (whether by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right hereunder under or otherwise) in respect of principal of, or interest on, the Loans or any fees which are to be shared among the Lenders, which, as compared to the amounts theretofore received by the other Lenders with respect to such principal, interest or fees, is in excess of such Lender's pro rata share of such principal, interest or fees as provided in this Agreement, such Lender shall share such excess, less the costs and expenses (including, reasonable attorneys' fees and disbursements) incurred by such Lender in connection with such realization, exercise, claim or action, pro rata with all other Lenders in proportion to their respective interests therein, and such sharing shall be deemed a purchase (without recourse) by such sharing party of participation interests in the Loans or such fees, as the case may be, owed to the recipients of such shared payments to the extent of such shared payments; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         8.6. Action by Administrative Agent.

         (a) The obligations of the Administrative Agent hereunder are only those expressly set forth herein. The Administrative Agent shall have no duty to exercise any right or power or remedy hereunder or under any other document or instrument executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder.

         (b) The Administrative Agent shall keep all records of the Loans and payments hereunder, and shall give and receive notices and other communications to be given or received by the Administrative Agent hereunder on behalf of the Lenders.

         (c) Upon the occurrence of an Event of Default, and upon the direction of the Majority Lenders pursuant to Section 7.2, the Administrative Agent shall exercise the option of the Lenders pursuant to Section 7.2 to declare all Loans and other Obligations immediately due and payable and shall, at the direction of the Majority Lenders take such action as may appear necessary or desirable to collect the Obligations and enforce the rights and remedies of the Administrative Agent or the Lenders.

         8.7. Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, pursuant to Section 5.1(g) or otherwise, it shall promptly notify the Administrative Agent thereof. The Administrative
Agent hereby agrees that upon receipt of any notice under this Section 8.7, it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

         8.8. Consultation with Experts. The Administrative Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Lenders for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts. The Administrative Agent may employ Administrative Agents and attorneys-in-fact and shall not be liable to the Lenders for the default or misconduct of any such Administrative Agents or attorneys.

         8.9. Liability of Administrative Agent. The Administrative Agent shall exercise the same care to protect the interests of each Lender as it does to protect its own interests, so that so long as the Administrative Agent exercises such care it shall not be under any liability to any of the Lenders, except for the Administrative Agent's gross negligence or willful misconduct with respect to anything it may do or refrain from doing. Subject to the immediately preceding sentence, neither the Administrative Agent nor any of its directors, officers, Administrative Agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Administrative Agent. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of its directors, officers, Administrative Agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Sections 3.1 or 3.2, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the Notes or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         8.10. Indemnification. Each Lender agrees to indemnify the Administrative Agent (to the extent the Administrative Agent is not reimbursed by the Borrower), ratably in accordance with its Commitment Percentage from and against any cost, expense (including attorneys' fees and disbursements), claim, demand, action, loss or liability which the Administrative Agent may suffer or incur in connection with this Agreement, or any action taken or omitted by the Administrative Agent hereunder, or the Administrative Agent's relationship with the Borrower hereunder, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder, but excluding any costs, expenses or losses directly arising from the Administrative Agent's gross negligence or willful misconduct. No payment by any Lender under this Section shall in any way relieve the Borrower of its obligations under this Agreement with respect to the amounts so paid by any Lender, and the Lenders shall be subrogated to the rights of the Administrative Agent, if any, in respect thereto.

         8.11. Independent Credit Decision. Each of the Lenders represents and warrants to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.6 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each of the Lenders acknowledges that it has not relied upon any representation by the Administrative Agent and that the Administrative Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrower, this Agreement, the Notes or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. Each of the Lenders acknowledges that it will, independently and without reliance upon the Administrative Agent or other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         8.12. Successor Administrative Agent. Bank of Boston Connecticut, or any successor Administrative Agent, may resign as Administrative Agent at any time by giving written notice thereof to the Lenders and to the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank (or Affiliate thereof) or savings and loan association organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America or any State thereof and having a combined capital, surplus and undivided profits of at least $100,000,000 and shall be reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         8.13. Duties of the Co-Agents. Each of the Co-Agents, in its capacity as such, shall have no duties or responsibilities hereunder or under any other loan document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of the Co-Agents, in its capacity as such.

                                   SECTION IX.

                                  MISCELLANEOUS

         9.1. Notices. Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when delivered by hand, when properly deposited in the mails postage prepaid, when sent by telex, answerback received, or electronic facsimile transmission, or when delivered to the telegraph company or overnight courier, addressed to such party at its address indicated below:

                  If to the Borrower, at:

                           UST Inc.
                           100 West Putnam Avenue
                           Greenwich, CT 06830
                           Attention: Ms. Wendy B. Grammas
                           Telecopy: (203) 863-7268

                  With a copy to:

                           Skadden, Arps, Slate, Meagher and Flom
                           919 Third Avenue
                           New York, NY 10022
                           Attention: James Douglas, Esq.
                           Telecopy: (212) 735-2001

                  If to the Administrative Agent, at

                           Bank of Boston Connecticut
                           One Landmark Square, Suite 2002
                           Stamford, CT 06901
                           Attention: Ms. JoAnn Keller
                           Telecopy: (203) 967-8169

                  With a copy to:

                           Bank of Boston Connecticut
                           One Landmark Square, Suite 2002
                           Stamford, CT 06901
                           Attention: Ms. Jennifer Edwards
                           Telecopy: (203) 967-8169
                  and:

                           Cummings & Lockwood
                           Four Stamford Plaza
                           Stamford, CT 06904
                           Attention:  Gregory E. Harmer, Esq.
                           Telecopy:   (203) 351-4534


or at any other address specified by such party in writing.

         9.2. Indemnity. The Borrower agrees to indemnify and hold each Lender and its officers, directors, employees, attorneys and agents, harmless from and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees, disbursements and court costs and other costs of investigations or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by such Lender as the result of credit having been extended under this Agreement or any other Loan Document or in connection with or arising out of the transactions contemplated hereunder and thereunder, but excluding any costs, expenses or losses directly arising from such Lender's gross negligence or willful misconduct.

         9.3. Expenses. The Borrower will pay on demand all reasonable expenses of the Administrative Agent in connection with the preparation, waiver or amendment of this Agreement, the Notes or other documents executed in connection herewith or therewith, or the administration, default or collection of the Loans or other Obligations or administration, default, collection in connection with the Administrative Agent's or any Lender's exercise, preservation, forbearance or enforcement of any of its rights, remedies or options hereunder or thereunder, including, without limitation, reasonable fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

         9.4. Set-Off. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, any deposits, balances or other sums credited by or due from any Lender or any of its branch or affiliate offices to the Borrower may, at any time and from time to time after the occurrence and continuance of an Event of Default hereunder, without notice to the Borrower or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are, to the extent permitted by law, hereby expressly waived) be set off, appropriated, and applied by any Lender against any and all obligations of the Borrower to such Lender or any of its affiliates in such manner as the head office of such Lender or any of its branch offices in their sole discretion may determine.

         9.5. Term of Agreement. This Agreement shall continue in full force and effect so long as any Lender has any commitment to make Loans hereunder or any Loan or any Obligation hereunder shall be outstanding.


         9.6. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under the Note or under any other documents or agreements executed in connection herewith shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in each Note provided are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law.

         9.7. Governing Law. This Agreement and each Note shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

         9.8. Amendments; Waivers; etc. Neither this Agreement nor any Note nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Majority Lenders, and, in the case of amendments, by the Borrower; provided, however, that the following changes shall require the written consent, agreement or approval of all of the Lenders:
(a) any change in the amount or the due date of any Obligation; (b) any change in the interest rates prescribed in any of the Notes or this Agreement; (c) any change in the Commitment Amount or any Commitment or Commitment Percentage of any of the Lenders, except as permitted by Section 9.10; (d) any change in the definition of Majority Lenders; (e) any change in the facility fee provisions as set forth in Section 2.3; (f) any change in the terms of Section 3.2; (g) any change in the terms of Section 8.5; and (h) any change in the terms of this
Section 9.8. Any change to Section 8 or any other provision of this Agreement affecting the rights or obligations of the Administrative Agent shall not be amended or modified without the prior written consent of the Administrative Agent.

         9.9. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that (a) the Borrower may not assign or transfer its rights or obligations hereunder, and (b) no Lender may assign or transfer its rights or obligations hereunder to any person except in accordance with the provisions of Section 9.10.

         9.10. Assignment and Participation.

         (a) Assignments by the Lenders. From and after the date hereof, any Lender may at any time assign all, or a proportionate part of all, of its rights, interests and duties with respect to its Loans and its Notes to one or more banks or other financial institutions (each, an "Assignee") on such terms, as between such Lender and each of its Assignees, as such Lender may think fit (provided, however, that if any Lender assigns less than all of its rights and interests, any such assignment must be in a minimum aggregate principal amount of at least $5,000,000, provided that each Lender's and each Assignee's Commitment must be at least $10,000,000, except that if the Commitment of a Lender on the Closing Date is less than $10,000,000, then such Lender shall be entitled to assign all, but not less than all, of its Commitment to an Assignee), and such Assignee shall assume such rights, interests and duties pursuant to an instrument executed by such Assignee and such Lender, and for this purpose such Lender may make available to each of its potential Assignees such information relating to the Borrower, this Agreement and the transactions contemplated hereby as such Lender may think necessary or desirable, which information shall be held by each potential Assignee strictly in confidence; provided, however, that prior to assigning any interest to any Assignee hereunder, such Lender shall (x) notify the Borrower and the Administrative Agent in writing identifying the proposed Assignee and stating the aggregate principal amount of the proposed interest to be assigned, (y) to the extent made available to such Lender by the proposed Assignee, furnish the Borrower with such material information relating to such proposed Assignee as the Borrower may reasonably request in order to enable the Borrower to make its decision (which information shall be held by the Borrower strictly in confidence), except that such Lender shall not be bound to ascertain whether any such information delivered to it by such proposed Assignee is true, accurate and complete, and
(z) receive the prior written consent of the Borrower and the Administrative Agent, which consent may not be unreasonably withheld or delayed by the Borrower and the Administrative Agent. It is understood and agreed that the proviso contained in the immediately preceding sentence shall not be applicable in the case of, and this subsection (a) shall not restrict, (i) an assignment or other transfer by any Lender to an Affiliate of such Lender or (ii) a collateral assignment or other similar transfer to any of the twelve Federal Reserve Lenders organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section
341. Each Assignee shall execute and deliver to the Administrative Agent and the Borrower a counterpart joinder in the form of Exhibit M hereto and Assignor shall pay or caused to be paid to the Administrative Agent, solely for the account of the Administrative Agent, an assignment fee of $3,000. Upon the execution and delivery of such counterpart joinder, (A) such Assignee shall, on the date and to the extent provided in such counterpart joinder, become a "Lender" party to this Agreement for all purposes of this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such counterpart joinder, and the transferor Lender shall, on the date and to the extent provided in such counterpart joinder, be released from its obligations hereunder to a corresponding extent (and, in the case of an assignment covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such transferor shall cease to be a party hereto but shall continue to be entitled to any fees accrued for its account hereunder and not yet paid), (B) the Borrower shall issue to such Assignee a Revolving Credit Note in the amount of such Assignee's Commitment and a Competitive Bid Note in the amount equal to the Commitment Amount, each dated the Closing Date or such other date as may be specified by such Assignee and otherwise completed in substantially the form of Exhibit A-1 and Exhibit A-2, respectively; (C) the Administrative Agent shall distribute to the Borrower, the Lenders and such Assignee an amended Schedule 1 hereto reflecting such changes, and (D) this Agreement shall be deemed appropriately amended to reflect (i) the status of such Assignee as a party hereto and (ii) the status and rights of the Lenders and Administrative Agent hereunder.

         (b) Participations by the Lenders. From and after the date hereof, each Lender shall be at liberty to offer participations in the Loans and the Notes to one or more banks or other financial institutions (each, a "Participant") on such terms as such Lender may think fit, and for this purpose such Lender may make available to each of its potential Participants such information relating to the Borrower, this Agreement and the transactions contemplated hereby as such Lender may think necessary or desirable, which information shall be held by each potential Participant strictly in confidence; provided, however, that such Lender shall retain the sole right to consent to amendments to, or waivers of, the provisions of this Agreement and the Notes, except with respect to those amendments requiring the approval of all of the Lenders pursuant to Section 9.8 of this Agreement, and the sole right and responsibility to enforce the obligations of the Borrower hereunder and under the Notes; provided that such Lender may agree with each of its Participants that such Lender will not agree, without the consent of the Participant, to any amendment or waiver of any provision of this Agreement which would increase or otherwise change its Commitment Amount or reduce the principal of or rate of interest on the Loans subject to such participation, or postpone the date fixed for any payment of principal or of interest on any Loans.

         (c) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Sections 2.9 or
2.10 hereof than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

         9.11. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         9.12. Confidentiality. In handling all information furnished to, or obtained by, the Administrative Agent and the Lenders pursuant to this Agreement, including, without limitation, the certificates referred to in
Section 5.3 and the information reviewed pursuant to Section
5.5, the Administrative Agent and each Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information received hereunder except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of the Administrative Agent in connection with their present or prospective business relations with the Borrower, (ii) to prospective transferees, assignees or purchasers of an interest in the Loans who have agreed in writing to be bound by the confidentiality provisions hereof,
(iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order, provided that the Administrative Agent and each Lender shall, to the extent it would not be unlawful, use reasonable efforts to afford the Borrower the opportunity to contest any such rule, order or subpoena, and (iv) as may be required in connection with the examination, audit or similar investigation of the Administrative Agent or any Lender.

         9.13. Partial Invalidity. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

         9.14. Captions. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

         9.15. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS AGREE THAT NEITHER THEY NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE BORROWER AND ITS ASSIGNS AND SUCCESSORS AND THE ADMINISTRATIVE AGENT AND/OR ANY LENDER, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. THE BORROWER ACKNOWLEDGES THAT NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER HAS AGREED WITH OR REPRESENTED TO IT THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         9.16. SUBMISSION TO JURISDICTION/SERVICE OF PROCESS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

         (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF CONNECTICUT, AND APPELLATE COURTS FROM ANY THEREOF;

         (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 9.1 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

         (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         9.17. Entire Agreement. This Agreement, the Notes and the documents and agreements executed in connection herewith constitute the final agreement of the parties hereto and supersede any prior agreement or understanding, written or oral, with respect to the matters contained herein and therein.

         The parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       UST INC.

                                       By s/ John J. Bucchignano
                                         --------------------------------------
                                           John J. Bucchignano
                                           Title:  Executive Vice President and
                                                 Chief Financial Officer

                                       By s/ Wendy B. Grammas
                                         --------------------------------------
                                           Wendy B. Grammas
                                           Title:  Treasurer


                                       BANK OF BOSTON CONNECTICUT, as
                                       Administrative Agent and Lender

                                       By s/ JoAnn Keller
                                         --------------------------------------
                                           Name: JoAnn Keller
                                           Title: Senior Vice President


                                       THE BANK OF NOVA SCOTIA, as Co-
                                       Agent and Lender


                                       By s/ Todd Meller
                                         --------------------------------------
                                           Name: Todd Meller
                                           Title: Authorized Signatory


                                       FLEET NATIONAL BANK, as Co-Agent
                                       and Lender


                                       By s/ Dorothy E. Bambach
                                         --------------------------------------
                                           Name: Dorothy E. Bambach
                                           Title: Senior Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.,
                                       as Co-Agent and Lender


                                       By s/ William C. Christie
                                         -------------------------------------
                                           Name:  William C. Christie
                                           Title: Senior Vice President


                                       FUJI BANK, LIMITED


                                       By s/ Masanobu Kobayashi
                                         -------------------------------------
                                           Name:  Masanobu Kobayashi
                                           Title: Vice President and Manager


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By s/ Sarah McClintock
                                         -------------------------------------
                                           Name:  Sarah McClintock
                                           Title: Vice President


                                       THE SANWA BANK, LIMITED
                                       NEW YORK BRANCH


                                       By s/ Dominic J. Sorresso
                                         -------------------------------------
                                           Name:  Dominic J. Sorresso
                                           Title: Vice President


                                       UNITED STATES NATIONAL BANK OF
                                       OREGON


                                       By s/ Ross Beaton
                                         -------------------------------------
                                           Name:  Ross Beaton
                                           Title: Vice President

                                       YASUDA TRUST AND BANKING CO., LTD.


                                       By s/ Rohn Laudenschlager
                                         --------------------------------------
                                           Name:  Rohn Laudenschlager
                                           Title: Senior Vice President


                                       STATE STREET BANK AND TRUST COMPANY


                                       By s/ F. Andrew Beise
                                         --------------------------------------
                                           Name:  F. Andrew Beise
                                           Title: Vice President

                                   SCHEDULE 1

                            COMMITMENTS OF THE BANKS

                                    UST INC.


                                                 COMMITMENT       COMMITMENT
                                                 PERCENTAGE

Bank of Boston Connecticut                        20.000000%     $ 52,500,000

The Bank of Nova Scotia                           14.285714%     $ 37,500,000

Fleet National Bank                               14.285714%     $ 37,500,000

Wachovia Bank of Georgia, N.A.                    14.285714%     $ 37,500,000

Fuji Bank Limited                                  7.142857%     $ 18,750,000

PNC Bank, National Association                     7.142857%     $ 18,750,000

United States National Bank of Oregon              7.142857%     $ 18,750,000

Yasuda Trust and Banking Co., Ltd.                 7.142857%     $ 18,750,000

The Sanwa Bank, Limited                            4.285714%     $ 11,250,000

State Street Bank and Trust Company                4.285714%     $ 11,250,000

TOTAL                                                            $262,500,000

                                  SCHEDULE 4.13

                              ENVIRONMENTAL MATTERS

                                    UST INC.

         On October 15, 1996, Dr. Grabow Pipe Co. (a predecessor of Sparta Industries, Inc.) received a letter from a third party defendant in a lawsuit captioned Wautauga County v. Towne of Boone, Case No. 5:96CV33-V, filed in the United States District Court for the Western District of North Carolina. According to this letter, Wautauga County (the "County") brought suit under unspecified federal environmental laws (presumably the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., and perhaps other statutes) to recover the approximatEly $2,000,000 in costs it incurred in closing its landfill. The third party defendant alleged in its letter that records produced by the County indicated that Dr. Grabow sent waste to the landfill and therefore may be joined as a party to this suit with other users of the landfill. Sparta Industries does not have sufficient information at this time to evaluate the extent, if any, of its potential liability in connection with this matter.

                                   EXHIBIT A-1



                                    UST INC.


                              REVOLVING CREDIT NOTE

                                                          As of November 8, 1996
$____________                                             Greenwich, Connecticut


         For value received, the undersigned, UST Inc., a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of _______ (the "Lender") at the office of BANK OF BOSTON CONNECTICUT (the "Administrative Agent"), One Landmark Square, Stamford, Connecticut 06901, in lawful money of the United States of America and in immediately available funds, the principal amount of (a)_________________ Dollars ($________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to Section 2.1(a) of the Credit Agreement (as defined below). The Borrower further agrees to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in Section 2.7 of the Credit Agreement. All principal remaining unpaid and any accrued but unpaid interest shall in any event be due and payable on the Revolving Credit Termination Date.

         This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of the $262,500,000 Credit Agreement dated as of the date hereof among the Borrower, the several Lenders from time to time parties thereto, the Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") , but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of, and interest on, this Note as herein provided.

         If an Event of Default shall occur, the aggregate unpaid principal of, and accrued interest on, this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.


                                     A-1-1

         The Borrower waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         This Note shall have the effect of an instrument executed under seal and shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

                                  UST INC.

                                  By____________________________________________
                                      John J. Bucchignano
                                      Title: Executive Vice President and Chief
                                            Financial Officer

                                  By____________________________________________
                                  Robert T. D'Alessandro
                                      Title: Senior Vice President and
                                            Controller


                                     A-1-2

                       SCHEDULE I TO REVOLVING CREDIT NOTE


DATE     AMOUNT     TYPE OF LOAN     INTEREST   INTEREST     AMOUNT    NOTATION
         OF LOAN    (EURODOLLAR OR   RATE*      PERIOD**     PAID      MADE BY
                    BASE RATE)
----     -------    ----------       --------   --------     ------    --------







---------------
*      For Base Rate Loans, insert "Base Rate"
**     For Eurodollar Loans only



                                     A-1-3

                                   EXHIBIT A-2



                                    UST INC.

                              COMPETITIVE BID NOTE

$___________                                              As of November 8, 1996
                                                          Greenwich, Connecticut


         FOR VALUE RECEIVED, the undersigned, UST Inc., a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of ________ (the "Lender"), at the office of the BANK OF BOSTON CONNECTICUT (the "Administrative Agent"), One Landmark Square, Stamford, Connecticut 06901 in lawful money of the United States of America and in immediately available funds, the principal amount of (a)_________________ Dollars ($________), or, if less,
(b) the aggregate unpaid principal amount of all Competitive Bid Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to
Section 2.8(a) of the Credit Agreement (as defined below). The Borrower further agrees to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in Section 2.8(i) of the Credit Agreement. All principal remaining unpaid and any accrued but unpaid interest shall in any event be due and payable on the Revolving Credit Termination Date (as defined in the Credit Agreement).

         This Note is issued pursuant to the $262,500,000 Credit Agreement dated as of the date hereof among the Borrower, the several Lenders from time to time parties thereto, the Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of, and interest on, this Note as herein provided.

         If an Event of Default shall occur, the aggregate unpaid principal of, and accrued on, this Note, shall become due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance, and enforcement of this Note. Unless otherwise defined below, terms defined in the


                                     A-2-1

Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

              This Note shall have the effect of an instrument under seal and shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

                                  UST INC.

                                  By:_________________________________________
                                     John J. Bucchignano
                                     Title: Executive Vice President and Chief
                                           Financial Officer

                                  By:_________________________________________
                                     Robert T. D'Alessandro
                                     Title: Senior Vice President and
                                           Controller


                                     A-2-2

                       SCHEDULE I TO COMPETITIVE BID NOTE


DATE     AMOUNT     TYPE OF LOAN    INTEREST    INTEREST     AMOUNT    NOTATION
         OF LOAN                    RATE        PERIOD(S)    PAID      MADE BY
----     -------    ------------    --------    ---------    ------    --------





                                     A-2-3

                                    EXHIBIT B

                   [FORM OF NOTICE OF BORROWING OR CONVERSION]

                                    UST INC.


Bank of Boston Connecticut, as Administrative Agent
One Landmark Square, Suite 2002
Stamford, CT 06901


Ladies and Gentlemen:

         Pursuant to Section 2.2 of the $262,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") the Borrower hereby confirms its request made on __________, 19 for a [Base Rate] [Eurodollar] Loan in the amount of $_______ on,________ , 19__. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.

         [The Interest Period applicable to said Loan will be [one] [two] [three] [six] months [____] days.]*

         [Said Loan represents a conversion of the [Base Rate] [Eurodollar] Loan in the same amount made on .]**

         The representations and warranties contained or referred to in Section IV of the Credit Agreement are true and accurate in all material respects on and as of the effective date of the Loan as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default has occurred and is continuing or will result from the Loan.

-----------------
*        To be inserted in any request for a Eurodollar Loan.

**       To be inserted in any request for a conversion.

                                       UST INC.

                                       By_______________________________________
                                           Name:
                                           Title:
__________________________________
Date

                                    EXHIBIT C




ENCUMBRANCES (SECTION 6.1)
--------------------------
                                                                                  Amount
         Security Deposits                                                        (000's)
         -----------------                                                        -------

         United States Tobacco Sales and Marketing Company
         Inc. security deposits for Regional Sales offices                            36
                                                                                    ----
                                                                 Total              $ 36
                                                                                    ====

INDEBTEDNESS OF SUBSIDIARIES (SECTION 6.3)
------------------------------------------
                                                                                  Amount
         Guarantees                                                               (000's)
         ----------                                                               -------

         United States Tobacco Company's guarantee to Barclay's
         Bank of London Payment of duty and VAT Deferment
         Schemes by United States Tobacco International, Inc.
         (continuing).                                                                47

         United States Tobacco Company guarantee of the lease
         obligation covering Region III Sales Office of United
         States Tobacco Sales and Marketing Company Inc. to
         Emerson Partners, Inc., the lessor. Lease was entered
         into 10/1/94 and expires on 9/31/99 at an annual rate
         of $57,787 plus an allowance of 10% for escalations
         ($317,825 for the five-year period).                                        219
                                                                                    ----
                                                                 Total              $266
                                                                                    ====

                                    EXHIBIT D

                                   LITIGATION

                                      None

                                    EXHIBIT E

                            SIGNIFICANT SUBSIDIARIES


1.       United States Tobacco Company

2.       United States Tobacco Manufacturing Company Inc.

3.       United States Tobacco Sales and Marketing Company Inc.

4.       International Wine & Spirits Ltd.

5.       Stimson Lane Ltd.

6.       UST Enterprises Inc.

7.       UST International Inc.

                                    EXHIBIT F

                   [FORM OF REPORT OF CHIEF FINANCIAL OFFICER,
                            TREASURER OR CONTROLLER]

                                    UST INC.

         UST INC. HEREBY CERTIFIES that:

         This Report is furnished pursuant to Section 5.1(c) of the $262,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

         As required by Section 5.1(a) and (b) of the Credit Agreement, consolidated financial statements of the Borrower and its Subsidiaries for the [year/month/quarter] ended 19 __ (the "Financial Statements") prepared in accordance with GAAP applicable to such Financial Statements consistently applied accompany this Report. The Financial Statements present fairly the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments).

         The figures set forth in Schedule A for determining compliance by the Borrower with the financial covenants contained in the Credit Agreement are true and complete as of the date hereof.

         The activities of the Borrower and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officer, Treasurer or Controller, as applicable, and as of the date of this Report, no Default or Event of Default has occurred.*





---------------
* If a Default or Event of Default has occurred, this paragraph is to be modified with an appropriate statement as to the nature thereof, the period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto.

         WITNESS my hand this ________ day of ____________, 19___.


                                       UST INC.

                                       By_______________________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE A
                                                                              to
                                                                       EXHIBIT F


                               FINANCIAL COVENANTS


Ratio of Consolidated Total Funded Debt to EBITDA (Section 5.7)

REQUIRED:                                               less than-equal to sign  0.70  :      1.00
                                                                                =====        =====
ACTUAL:

(i)      Consolidated Total Funded Debt                                                    $

(ii)     EBITDA                                                                            $

(iii)    Line (i) divided by line (ii)                                                 :      1.00
                                                                                =====        =====

Ratio of Consolidated Operating Cash Flow to Consolidated Total
Debt Service and Dividends (Section 5.8)

REQUIRED:                                                     greater than sign  1.25  :     1.00
                                                                                =====        =====

ACTUAL:

(i)      Consolidated Operating Cash Flow                                                  $

(ii)     Consolidated Total Debt Service                                                   $

(iii)    Dividends                                                                         $

(iv)     Sum of line (ii) and line (iii)                                                   $

(v)      Line (i) divided by line (iv)                                                 :          :
                                                                                =====        =====




                                       UST INC.


                                       By_______________________________________
                                            Name:
                                            Title:
Dated:________________________

                                    EXHIBIT G

                      [FORM OF LEGAL OPINION FOR UST INC.]

                                    See Tab 8

                                    EXHIBIT H

                     [FORM OF COMPETITIVE BID QUOTE REQUEST]

                                    UST INC.

                                                                          [Date]

To:      Bank of Boston Connecticut, as Administrative Agent

From:    UST Inc.

Re: $262,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         We hereby give notice pursuant to Section 2.8 of the Credit Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s):

Date of Borrowing:
                  ---------------------


Principal Amount*              Interest Period**               Maturity Date
----------------               ---------------                 -------------

$

         Such Competitive Bid Quotes should offer a Competitive Bid Rate.

         Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

                                       UST INC.

                                       By
                                         ---------------------------------------
                                           Name:
                                           Title:

---------------
*   Amount must be a minimum of $1,000,000 or any larger multiple of $1,000,000.


**  7 to 90 days, subject to the provisions of the definition of "Interest
    Period".

                                    EXHIBIT I

                 [FORM OF INVITATION FOR COMPETITIVE BID QUOTES]

                                    UST INC.


To:      [Name of Lender]

Re:      Invitation for Competitive Bid Quotes to UST Inc.

                  Pursuant to Section 2.8 of the $262,500,000 Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents, we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Borrowing(s):

Date of Borrowing:

Principal Amount               Interest Period                 Maturity Date
----------------               ---------------                 -------------

$

         Such Competitive Bid Quotes should offer a Competitive Bid Rate.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Please respond to this invitation by no later than        * a.m.
(Boston time) on [date].

                                       BANK OF BOSTON
                                       CONNECTICUT, as Administrative  Agent

                                       By
                                         ---------------------------------------
                                           Authorized Officer

---------------
*    The time specified in Section 2.8 of the Credit Agreement.

                                    EXHIBIT J

                         [FORM OF COMPETITIVE BID QUOTE]

                                    UST INC.

BANK OF BOSTON CONNECTICUT, as Administrative Agent
One Landmark Square, Suite 2002
Stamford, CT 06901

Attention:

Re:        Competitive Bid Quote to UST Inc.

              In response to your invitation on behalf of the Borrower dated
                  , 19 , we hereby make the following Competitive Bid Quote on the following terms:


1.       Quoting Bank:

2.       Person to contact at Quoting Bank:

3.       Date of Borrowing:                          *

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal          Interest              Competitive            Maturity
 Amount**          Period***             Bid Rate****             Date
-------            ------                --------                ------

$




---------------
*     As specified in the related Invitation for Competitive Bid Quotes.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Bids must be made for $1,000,000 or any larger multiple of $1,000,000.

*** 7 to 90 days, as specified in the related Invitation for Competitive Bid Quotes.

**** Specify rate of interest per annum (each rounded to the nearest 1/10,000th of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $262,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted in whole or in part by the Borrower.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.


                                            [NAME OF LENDER]

Dated:____________________________          By:_______________________________
                                            Authorized Officer

                                    EXHIBIT K

                  [FORM OF NOTICE OF COMPETITIVE BID BORROWING]

                                    UST INC.

              Re: $262,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co- Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

              We hereby give notice pursuant to Section 2.8(f) of the Credit Agreement of our acceptance of the following Competitive Bid Quote(s):

1.       Lender:

2.       Drawdown Date                               *

3. In the following principal amounts, for the following Interest Periods and at the following rates:

Principal                        Interest                  Competitive Bid
Amount                           Period(s)                     Rate(s)**
---------                        ---------                 ---------------

$
$


[Repeat for each Lender as necessary]



---------------
*     As specified in the related Invitation for Competitive Bid Quotes.

** Specify rate of interest per annum (each rounded to the nearest 1/l,000th of 1%) for each applicable Interest Period.

4.       The aggregate principal amount for each Interest Period is:

                    Interest                       Aggregate
                    Period                      Principal Amount
                    --------                    ----------------

                                                $
                                                $

              We hereby certify (a) that we will use the proceeds of the requested Competitive Bid Loan in accordance with the provisions of the Credit Agreement, (b) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date) and (c) that no Default or Event of Default has occurred and is continuing.

              Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.


                                            UST INC.


Dated:_____________________________         By__________________________________
                                               Name:
                                               Title:

                                    EXHIBIT L

                    [FORM OF NOTICE OF COMPETITIVE BID LOANS]

                                    UST INC.


                                                           _______________, 199_


To:      Each of the Lenders referred to below
From:    Bank of Boston Connecticut, as Administrative Agent

               Reference is hereby made to the $262,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, , the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

               Under Section 2.8 of the Credit Agreement, the Borrower borrowed [insert amount] in Competitive Bid Loans on [insert date] with an Interest Period of [insert Interest Period]. The Competitive Bid Rate for the period is
            %.

               A range of Competitive Bid Quotes were submitted. The bids ranged from [insert highest bid] to [insert lowest bid].

                                            BANK OF BOSTON CONNECTICUT,
                                            as Administrative Agent



                                            By__________________________________
                                               Name:
                                               Title:

                                    EXHIBIT M

                   [FORM OF ASSIGNMENT AND JOINDER AGREEMENT]

                                    UST INC.

                            Dated: _________________


               Reference is made to the $262,500,000 Credit Agreement dated as of November 8, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

               ________________________________________________________(the
"Assignor") and __________________________________________(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a ___% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, a ___% interest (which on the Effective Date is $_____) in the Assignor's share of Loans outstanding. As a result of such assignment, the Commitment and the Commitment Percentage of the Assignor shall be $_____ and ____%, respectively, and the Commitment and the Commitment Percentage of the Assignee shall be $____ and ____%, respectively. Concurrently herewith, the Assignee is remitting to the Assignor, in federal funds, the amount of its interest in each such outstanding loan.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observation by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and other documents and information as it has deemed necessary to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it.

         4. The Effective Date of this Agreement shall be _________________ (the "Effective Date").

         5. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Agreement, shall have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement. If the Assignor is holding any Notes, the Assignor promptly after the Effective Date, shall surrender such Notes to the Administrative Agent and the Administrative Agent shall cause the Borrower to issue new Notes in accordance with Section 9.9(a) of the Credit Agreement.

         6. From and after the Effective Date, the Administrative Agent shall hold in trust all payments it receives in respect of the interest assigned hereby and shall promptly remit such payments to the Assignee.

         7. This Assignment and Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without regard to conflicts of laws or rules).

                                       [NAME OF ASSIGNOR]



                                       By_______________________________________
                                           Name:
                                           Title:


                                       [NAME OF ASSIGNEE]



                                       By_______________________________________
                                            Name:
                                            Title:

                                   $87,500,000

                                     CREDIT

                                    AGREEMENT

                                      among

                                    UST INC.

                      The Several Lenders from Time to Time
                                 Parties Hereto,

                           BANK OF BOSTON CONNECTICUT,
                            as Administrative Agent,

                                       and

                            THE BANK OF NOVA SCOTIA,
                               FLEET NATIONAL BANK

                                       and
                         WACHOVIA BANK OF GEORGIA, N.A.,

                                  as Co-Agents

                          Dated as of November 8, 1996

                                TABLE OF CONTENTS

                                      Title

Section                                                                     Page
-------                                                                     ----
                            SECTION I. - DEFINITIONS
1.1. Definitions .......................................................       1
1.2. Accounting Terms ..................................................      11

                       SECTION II. - DESCRIPTION OF CREDIT

2.1. The Revolving Credit Loans ........................................      12
2.2. Notice and Manner of Borrowing or Conversion of Base Rate and
     Eurodollar Loans ..................................................      13
2.3. Facility Fee ......................................................      14
2.4. Reduction of Commitment Amount ....................................      14
2.5. The Revolving Credit Notes ........................................      14
2.6. Duration of Eurodollar Interest Periods ...........................      15
2.7. Interest Rates and Payments of Interest ...........................      15
2.8. Competitive Bid Loans .............................................      17
2.9. Changed Circumstances .............................................      21
2.10.Capital Requirements ..............................................      23
2.11.Payments and Prepayments of the Loans .............................      23
2.12.Method of Payment for Revolving Credit Loans ......................      24
2.13.Overdue Payments ..................................................      24
2.14.Payments Not at End of Interest Period ............................      25
2.15.Computation of Interest and Fees ..................................      25

                       SECTION III. - CONDITIONS OF LOANS

3.1. Conditions Precedent to Initial Loan ..............................      26
3.2. Conditions Precedent to All Loans .................................      26

                  SECTION IV. - REPRESENTATIONS AND WARRANTIES

4.1. Organization and Qualification ....................................      27
4.2. Corporate Authority ...............................................      27
4.3. Valid Obligations .................................................      28
4.4. Consents or Approvals .............................................      28
4.5. Title to Properties; Absence of Encumbrances ......................      28

4.6. Financial Statements ..............................................      28
4.7. Changes ...........................................................      29
4.8. Defaults ..........................................................      29
4.9. Taxes .............................................................      29
4.10.Litigation ........................................................      29
4.11.Subsidiaries ......................................................      29
4.12.Compliance with ERISA .............................................      29
4.13.Environmental Matters .............................................      30

                       SECTION V. - AFFIRMATIVE COVENANTS

5.1. Financial Statements and other Reporting Requirements .............      31
5.2. Conduct of Business ...............................................      33
5.3. Maintenance and Insurance .........................................      34
5.4. Taxes .............................................................      34
5.5. Inspection by the Administrative Agent ............................      35
5.6. Maintenance of Books and Records ..................................      35
5.7. Consolidated Total Funded Debt to EBITDA Ratio ....................      35
5.8. Consolidated Operating Cash Flow to Consolidated Total
     Debt Service and Dividends Ratio ..................................      35
5.9. Environmental Laws ................................................      36
5.10.Further Assurances ................................................      36

                        SECTION VI. - NEGATIVE COVENANTS

6.1. Encumbrances ......................................................      36
6.2. Merger; Consolidation; Sale or Lease of Assets ....................      38
6.3. Indebtedness of Subsidiaries ......................................      39
6.4. ERISA .............................................................      39
6.5. Use of Proceeds ...................................................      40
6.6. Transactions with Affiliates ......................................      40

                             SECTION VII. - DEFAULTS

7.1. Events of Default .................................................      40
7.2. Remedies ..........................................................      42

       SECTION VIII. - CONCERNING THE ADMINISTRATIVE AGENT AND THE LENDERS

8.1. Appointment and Authorization .....................................      43
8.2. Administrative Agent and Affiliates ...............................      43
8.3. Future Advances ...................................................      43
8.4. Delinquent Lender .................................................      44
8.5. Payments ..........................................................      45
8.6. Action by Administrative Agent ....................................      45
8.7. Notification of Defaults and Events of Default ....................      46
8.8. Consultation with Experts .........................................      46
8.9. Liability of Administrative Agent .................................      46
8.10.Indemnification ...................................................      47
8.11.Independent Credit Decision .......................................      47
8.12.Successor Administrative Agent ....................................      47
8.13.Duties of the Co-Agents

                           SECTION IX. - MISCELLANEOUS

9.1. Notices ...........................................................      48
9.2  Indemnity .........................................................
9.3. Expenses ..........................................................      51
9.4. Set-Off ...........................................................      51
9.5. Term of Agreement .................................................      51
9.6. No Waivers ........................................................      51
9.7. Governing Law .....................................................      51
9.8. Amendments; Waivers; etc ..........................................      52
9.9. Binding Effect of Agreement .......................................      52
9.10.Assignment and Participation ......................................      52
9.11.Counterparts ......................................................      54
9.12.Confidentiality ...................................................      54
9.13.Partial Invalidity ................................................      54
9.14.Captions ..........................................................      54
9.15.Waiver of Jury Trial ..............................................      54
9.16.Submission to Jurisdiction/Service of Process .....................
9.17.Entire Agreement ..................................................      54

                                    EXHIBITS

EXHIBIT A-1  - Form of Revolving Credit Note
EXHIBIT A-2  - Form of Competitive Bid Note
EXHIBIT B    - Form of Notice of Borrowing or Conversion
EXHIBIT C    - Indebtedness; Encumbrances
EXHIBIT D    - Litigation
EXHIBIT E    - Significant Subsidiaries
EXHIBIT F    - Form of Report of Chief Financial Officer
EXHIBIT G    - Form of Opinion of Counsel to the Borrower
EXHIBIT H    - Form of Competitive Bid Quote Request
EXHIBIT I    - Form of Invitation for Competitive Bid Quotes
EXHIBIT J    - Form of Competitive Bid Quote
EXHIBIT K    - Form of Notice of Competitive Bid Borrowing
EXHIBIT L    - Form of Notice of Competitive Bid Loans
EXHIBIT M    - Form of Assignment and Joinder Agreement
EXHIBIT N    - Form of Extension Agreement

                                    SCHEDULES

SCHEDULE 1 -        Commitments of the Lenders

SCHEDULE 4.13 -     List of Sites at which Potentially
                    Responsible Party; Hazardous Materials
                    Disclosure; Other Disclosure Under Section 4.13

                                   $87,500,000

                                CREDIT AGREEMENT

         THIS $87,500,000 CREDIT AGREEMENT is made as of November 8, 1996, among
(i) UST INC., a Delaware corporation (the "Borrower"), (ii) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), (iii) BANK OF BOSTON CONNECTICUT, a Connecticut banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent") and (iv) The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents.

                                   BACKGROUND

         A. The Borrower has requested that the Lenders provide the Loans to the Borrower.

         B. The Lenders have agreed to extend the Loans to the Borrower on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the Background which is incorporated by reference, the parties hereto, intending to be bound legally, agree as follows:

                                   SECTION I.

                                   DEFINITIONS

         1.1. Definitions.

         All capitalized terms used in this Agreement or in the Notes or in any certificate, report or other document made or delivered pursuant to this Agreement (unless otherwise defined therein) shall have the meanings assigned to them below:

         Adjusted Eurodollar Rate. Applicable to any Interest Period, shall mean a rate per annum determined pursuant to the following formula:

                               AER = [ IOR ]*
                                     -------------
                                     [ 1.00 - RP ]

                               AER = Adjusted Eurodollar Rate
                               IOR = Interbank Offered Rate

                               RP = Reserve Percentage

         *The amount in brackets shall be rounded upwards, if necessary, to the next higher 1/100 of 1%.

Where:

         "Interbank Offered Rate" applicable to any Eurodollar Loan for any Interest Period means the rate of interest determined by the Administrative Agent to be the prevailing rate per annum at which deposits in U.S. dollars are offered to the Administrative Agent by first-class banks in the interbank Eurodollar market in which it regularly participates on or about 10:00 a.m. (Boston time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply for a period of time approximately equal to such Interest Period.

         "Reserve Percentage" applicable to any Interest Period means the rate (expressed as a decimal) applicable to the Administrative Agent during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency or marginal reserve requirement) of the Administrative Agent with respect to "Eurocurrency liabilities" as that term is defined under such regulations.

The Adjusted Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

         Affected Loans. See Section 2.9(a).

         Affiliate. With reference to any person (which term does not include, for purposes of this definition, any governmental agency or instrumentality),
(i) any director, officer or employee of that person, (ii) any other person controlling, controlled by or under direct or indirect common control of that person, (iii) any other person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that person and (iv) any other person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that person.

         Administrative Agent. Bank of Boston Connecticut in its capacity as Administrative Agent for the Lenders under this Agreement, and includes (where the

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

context so permits) any other person or persons succeeding to the functions of the Administrative Agent under this Agreement.

         Agreement. This $87,500,000 Credit Agreement, as the same may be modified, supplemented or amended from time to time.

         Base Rate. The greater of (i) the rate of interest announced from time to time by The First National Bank of Boston at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%).

         Base Rate Loan. Any Revolving Credit Loan bearing interest determined with reference to the Base Rate.

         Borrower. As defined in the introductory paragraph hereto.

         Borrower's Accountants. Independent certified public accountants acceptable to the Administrative Agent and the Majority Lenders. The Administrative Agent and each Lender hereby acknowledge that the Borrower's Accountants may include Ernst & Young LLP.

         Business Day. (i) For all purposes other than as covered by clause (ii) below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business, and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day that is a Business Day described in clause (i) and that is also a day for trading between banks in U.S. Dollar deposits in the interbank Eurodollar market.

         Capital Expenditures. Any expenditure for fixed assets, leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including
(i) in the case of a purchase, the entire purchase price, whether or not paid during the fiscal period in question, (ii) in the case of a capital lease, the entire rental amount for the lease term (excluding the interest component thereof), and (iii) expenditures in any construction-in-process account of the Borrower.

         Closing Date. The first date on which the conditions set forth in
Section III hereof have been satisfied.

         Code. The Internal Revenue Code of 1986 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

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

         Commercial Paper Rating. The rating given by each of Moody's and Standard & Poor's to the commercial paper issued by the Borrower.

         Commitment. With respect to each Lender, the amount set forth on
Schedule 1 hereto, as such Lender's Commitment may be modified pursuant hereto and in effect from time to time.

         Commitment Amount. Eighty-Seven Million Five Hundred Thousand Dollars ($87,500,000) or any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Section 2.4 or Section 7.2.

         Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the aggregate Commitments of all the Lenders. Schedule 1 shall be amended from time to time to reflect any changes to the Commitment Percentages.

         Competitive Bid Auction. A solicitation by the Administrative Agent of Competitive Bid Quotes pursuant to Section 2.8.

         Competitive Bid Loans. Any Loans bearing interest at a rate determined with reference to the Competitive Bid Rate, which Loans shall be made solely at the discretion of each Lender pursuant to a Competitive Bid Auction, as set forth in Section 2.8.

         Competitive Bid Notes. The promissory notes of the Borrower, substantially in the form of Exhibit A-2 hereto, evidencing the obligation of the Borrower to each Lender to repay the Competitive Bid Loans made by such Lender.

         Competitive Bid Quote. An offer by a Lender to make a Competitive Bid Loan in accordance with Section 2.8.

         Competitive Bid Rate. The rate of interest quoted by a Lender, at such Lender's sole discretion, in any Competitive Bid Quote.

         Consolidated Net Income. For any period for which the amount thereof shall be determined, the sum of the net income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

         Consolidated Operating Cash Flow. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, (i) an amount equal to EBIT of the Borrower and its Subsidiaries for such period, (ii) plus all depreciation, amortization and other non-cash charges taken in accordance with GAAP by the Borrower and its Subsidiaries for such period, (iii) minus all income taxes paid in cash by the

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

Borrower and its Subsidiaries during such period, and (iv) minus all Capital Expenditures paid in cash by the Borrower and its Subsidiaries during such period.

         Consolidated Subsidiary. Any Subsidiary of the Borrower the assets and liabilities of which are required to be consolidated with those of the Borrower in its consolidated financial statements in accordance with GAAP.

         Consolidated Total Debt Service. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, the sum of
(i) the aggregate cash interest expense of the Borrower and its Subsidiaries for the applicable period (including, without limitation, the interest component of all capital leases), and (ii) the aggregate amount of scheduled principal payments required to be made by the Borrower and its Subsidiaries for the applicable period.

         Consolidated Total Funded Debt. For any period for which the amount thereof shall be determined, as consolidated in accordance with GAAP, all of the Funded Debt of the Borrower and its Subsidiaries.

         Controlled Group. All trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001(b) of ERISA.

         Default. An event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

         Dividends. (i) The declaration or payment of any cash or property dividend on or in respect of shares of any class of capital stock of the Borrower, except dividends payable solely in shares of the Borrower's capital stock, and (ii) any other distribution paid on or in respect of shares of any class of capital stock of the Borrower, but does not include redemptions or repurchases by the Borrower of any shares of its capital stock.

         Dollars and $. Dollars in lawful currency of the United States of America.

         EBIT. For any period for which the amount thereof shall be determined, the consolidated earnings of the Borrower and its Subsidiaries before deducting income taxes and interest expense as each such term is computed in accordance with GAAP.

         EBITDA. For any period for which the amount thereof shall be determined, EBIT plus the consolidated depreciation, depletion and amortization of the Borrower and its Subsidiaries as each such term is computed in accordance with GAAP.

         Encumbrances. As defined in Section 6.1.

         Environmental Laws. Any and all applicable foreign, federal, state and local environmental, health or safety statutes, laws, regulations, or ordinances (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over the Borrower or any of its Subsidiaries and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to injury to, or the protection of, real or personal property or human health or the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of Hazardous Materials, chemical substances, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, chemical substances, pollutants or contaminants.

         ERISA. The Employee Retirement Income Security Act of 1974 and the rules and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

         Eurodollar Loan. Any Revolving Credit Loan bearing interest at a rate determined with reference to the Adjusted Eurodollar Rate.

         Event of Default. Any event described in Section 7.1.

         Existing Credit Agreement. The Amended and Restated Revolving Credit and Term Loan Agreement dated as of August 15, 1994, among UST Inc., the several banks parties thereto and Bank of Boston Connecticut, as agent.

         Federal Funds Effective Rate. For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

         Funded Debt. At any date as of which the amount thereof shall be determined, as applied to the Borrower and its Subsidiaries, all Indebtedness of the Borrower or such Subsidiary which by its terms is payable more than one year from such date or which may be extended at the option of the Borrower or such Subsidiary under a revolving credit facility or similar agreement to a date more than one year from such date of determination, provided that all Indebtedness hereunder shall at all times constitute Funded Debt.

         GAAP. Generally accepted accounting principles consistently applied.

         Guarantees. As applied to the Borrower and its Subsidiaries, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of others whether or not reflected on the consolidated balance sheet of the Borrower and its Subsidiaries, including, without limitation, any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other person.

         Hazardous Material. Any substance (i) the presence of which requires or may hereafter require notification, investigation or remediation under any Environmental Law, (ii) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and any applicable local statutes and the regulations promulgated thereunder, (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of any foreign country, the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Borrower, or (iv) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls ("PCB's").

         Indebtedness. As applied to the Borrower and its Subsidiaries and determined on a consolidated basis, (i) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property, other than accounts payable arising in the ordinary course of business, (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments, (iii) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired by the Borrower or any of its Subsidiaries whether or not the obligations secured thereby shall have been assumed, (iv) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries, and (v) all Guarantees.

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

         Interest Period.

         (a) With respect to each Eurodollar Loan, the period commencing on the date of the making or continuation of, or conversion to, such Eurodollar Loan and ending not later than one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Conversion; and

         (b) With respect to each Competitive Bid Loan, the period commencing on the date of the making or continuation of such Competitive Bid Loan and ending not later than 90 days thereafter, as the Borrower may elect in accordance with
Section 2.8 hereof; provided that:

                  (i) any Interest Period (other than an Interest Period determined pursuant to clause (iii) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans, such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period applicable to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month that is one, two, three or six months after the first day of such Interest Period;

                  (iii) any Interest Period during the Revolving Credit Period that would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date;

                  (iv) notwithstanding clause (iii) above, no Interest Period applicable to a Eurodollar Loan shall have a duration of less than one month, and if any Interest Period applicable to such Loan would be for a shorter period, such Interest Period shall not be available hereunder; and

                  (v) no Interest Period may be selected in respect to all or any portion of any Revolving Credit Loan or Competitive Bid Loan which would expire after the Revolving Credit Termination Date.

         Lenders. As defined in the introductory paragraph hereto.

         Liabilities. As applied to the Borrower and its Subsidiaries, at any date as of which the amount thereof shall be determined, all obligations that should, in accordance

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

with GAAP, be classified as liabilities on the balance sheet of the Borrower or such Subsidiary, including, in any event, all Indebtedness of the Borrower or such Subsidiary.

         Loan. A loan made to the Borrower by any Lender pursuant to Section II of this Agreement, and "Loans" means all of such loans, collectively.

         Majority Lenders. Those Lenders, no fewer than two, whose aggregate Commitments constitute at least fifty-one percent (51%) of the total Commitments of the Lenders.

         Material Adverse Effect. A material adverse change in or effect on the financial condition or business of the Borrower and its Subsidiaries taken as a whole.

         Notes. Collectively, the Revolving Credit Notes and the Competitive Bid Notes, as each may be renewed, reissued, exchanged, consolidated, amended, modified or supplemented from time to time.

         Notice of Borrowing or Conversion. As defined in Section 2.2.

         Obligations. Any and all obligations of the Borrower to the Administrative Agent or any Lender hereunder or under the Notes of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, and including obligations to perform acts and refrain from taking action as well as obligations to pay money.

         Patents. Any patent, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights, copyrights, and any other right with respect to the foregoing.

         PBGC. The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         Permitted Encumbrances. As defined in Section 6.1.

         Person or person. Any individual, corporation, partnership, trust, governmental agency or instrumentality.

         Plan. At any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (ii) if such Plan is established, maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

         Revolving Credit Notes. The revolving credit notes of the Borrower, substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to each Lender to repay the Revolving Credit Loans made by such Lender.

         Revolving Credit Period. The period beginning on the date of this Agreement and extending through and including the Revolving Credit Termination Date or such earlier date on which the obligation of the Lenders to make Revolving Credit Loans is terminated or the Commitment Amount is reduced to zero in accordance with the terms hereof.

         Revolving Credit Termination Date. November 7, 1997 or such later date pursuant to Section 2.1(c) hereof.

         Revolving Credit Loans. The Loans made to the Borrower pursuant to
Section 2.1(a) of this Agreement.

         Significant Subsidiary. Any Subsidiary of the Borrower that, at the time of determination, constitutes a "Significant Subsidiary" as such term is defined in Regulation S-X of the Securities and Exchange Commission, but shall, in any case, include, without limitation, all of the Subsidiaries listed on the attached Exhibit E and any Affiliate of the Borrower which may, in the future, operate or own the principal business or assets currently operated and owned by any of such Subsidiaries listed on Exhibit E.

         Subsidiary. Any corporation, association, joint stock company, business trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower, or any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise, or any joint venture, whether incorporated or not, in which the Borrower has a 50% ownership interest.

         1.2. Accounting Terms. All terms of an accounting character shall have the meanings assigned thereto by GAAP applied on a basis consistent with the financial statements referred to in Section 4.6 of this Agreement, modified to the extent, but only to the extent, that such meanings are specifically modified herein. In the event that any change in GAAP after the date hereof would change the principles underlying the

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

determination of any financial covenant in any material respect, the Borrower, the Administrative Agent and the Lenders shall endeavor in good faith to agree upon a mutually acceptable amendment to such covenant; provided, however, that such covenant as in effect at the time of such change shall continue to be in full force and effect unless and until such an amendment becomes effective.

                                   SECTION II.

                              DESCRIPTION OF CREDIT

         2.1. The Revolving Credit Loans.

         (a) Subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Credit Loans to the Borrower, from time to time until the close of business on the Revolving Credit Termination Date, in such sums as the Borrower may request up to an amount equal to such Lender's Commitment, provided that the aggregate principal amount of all Loans at any one time outstanding hereunder shall not exceed the Commitment Amount, and provided further that the Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage at the time each such Loan is made. The Borrower may borrow, prepay pursuant to Section 2.10 and reborrow, from the date of this Agreement until the Revolving Credit Termination Date, the full amount of the Commitment Amount or any lesser sum that is at least $1,000,000 or an integral multiple thereof. Any Revolving Loan not repaid by the Revolving Credit Termination Date shall be due and payable on the Revolving Credit Termination Date.

         (b) Provided that no Default shall have occurred and be continuing, the Borrower may elect to convert all or any part (in integral multiples of $1,000,000) of any outstanding Base Rate Loan or Eurodollar Loan into a Loan of any other type provided for in this Agreement (other than a Competitive Bid
Loan) in the same aggregate principal amount, on any Business Day. The Borrower shall give the Administrative Agent prior notice of each such conversion (which notice shall be effective upon receipt in accordance with Section 2.2). All such conversions shall be made pro rata in accordance with each Lender's Commitment Percentage.

         (c) The Commitments may be extended in the manner set forth in, and subject to the conditions contained in, this subsection (c). If the Borrower wishes to request an extension of the Commitments, it shall give notice to that effect to the Administrative Agent not less than 30 or more than 60 days prior to the Revolving Credit Termination Date then in effect, whereupon the Administrative Agent shall promptly notify each of the Lenders of such request. Each such extension of Commitments shall be effective only with respect to each Lender which, by written notice (a "Continuation Notice") to the Borrower and the Administrative Agent given no earlier than 30 days prior to the Revolving Credit Termination Date then in effect, consents to such extension (each

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

Lender which has given a Continuation Notice being a "Continuing Lender", and each Lender other than a Continuing Lender being a "Non-Continuing Lender"); provided that, the Borrower shall not be entitled to an extension of the Commitments hereunder unless Lenders (including (x) any existing Lenders or (y) any Assignees, in either case which have acquired Commitments of any NonContinuing Lenders in accordance with Section 9.10(a)) having at least 75% of the aggregate amount of the outstanding Commitments agree to be Continuing Lenders. The Commitment of each Continuing Lender shall be extended for a period of 364 days from the effective date set forth in an Extension Agreement, substantially in the form of Exhibit N hereto which has been duly completed and signed by the Borrower, the Administrative Agent and the Continuing Lenders parties thereto. Such Extension Agreement shall be executed and then delivered no earlier than 30 days prior to the Revolving Credit Termination Date then in effect and the effective date set forth therein shall be no earlier than 29 days prior to the Revolving Credit Termination Date then in effect. No extension of the commitments pursuant to this subsection (c) shall be legally binding on any party hereto unless and until such party executes and delivers a counterpart of such Extension Agreement. The Commitment of each Non-Continuing Lender (to the extent such Lender has not assigned its Commitment to a Continuing Lender) shall terminate on the Revolving Credit Termination Date in effect prior to giving effect to the Borrower's extension hereunder; and the Borrower shall pay, for the account of each such Non-Continuing Lender on such Revolving Credit Termination Date, the amounts then due and payable to such Non-Continuing Lender pursuant to this Agreement.

         2.2. Notice and Manner of Borrowing or Conversion of Base Rate and Eurodollar Loans.

         (a) Whenever the Borrower desires to obtain or continue Base Rate Loans or Eurodollar Loans hereunder, or convert outstanding Base Rate Loans into Eurodollar Loans or Eurodollar Loans into Base Rate Loans, the Borrower shall notify the Administrative Agent (which notice shall be irrevocable) by telecopy, telegraph or telephone received no later than 10:00 a.m. (Boston time) on the day on which the requested Loans are to be made or continued as or converted to Base Rate Loans, and received no later than 10:00 a.m. (Boston time) on the date four Business Days before the day on which the requested Loans are to be made or continued as or converted to Eurodollar Loans. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Such notice shall specify (i) the effective date and amount of each Loan or portion thereof to be continued or converted, subject to the limitations set forth in
Section 2.l, (ii) the interest rate option to be applicable thereto, and (iii) the duration of the applicable Interest Period, if any (subject to the provisions of the definition of Interest Period and Section 2.6). Each such notification (a "Notice of Borrowing or Conversion") shall be immediately followed by a written confirmation thereof by the Borrower in substantially the form of Exhibit B hereto, provided that if such written confirmation differs in any material respect from the action taken by the

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

Administrative Agent, the records of the Administrative Agent shall control absent manifest error.

         (b) Subject to the terms and conditions hereof, each Lender shall make available to the Administrative Agent, in immediately available funds, no later than 1:00 p.m. (Boston time) on the date upon which any Base Rate Loan or Eurodollar Loan is to be made such Lender's Commitment Percentage of the requested Loan. Upon receipt of such funds, the Administrative Agent shall, in turn, make each such Loan available to the Borrower on the effective date specified therefor by crediting the amount of such Loan to the Borrower's demand deposit account with the Administrative Agent or as otherwise specified by the Borrower in writing. In no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to make any funding unless it shall have received funds therefor from the Lenders.

         (c) Subject to the terms and conditions hereof, each Lender which is making a Competitive Bid Loan pursuant to Section 2.8 hereof shall make available to Administrative Agent, in immediately available funds, no later than 1:00 p.m. (Boston time) on the date on which such Competitive Bid Loan is to be made, the principal amount thereof (or so much thereof as shall have been allocated to such Lender pursuant to Section 2.8(h) hereof). Upon receipt of such funds, the Administrative Agent shall make such Competitive Bid Loan available to the Borrower on the effective date specified therefor by crediting the amount of such Competitive Bid Loan to the Borrower's demand deposit account with the Administrative Agent or as otherwise specified by the Borrower in writing. In no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to fund any Competitive Bid Loan unless it shall have received funds therefor from the Lender or Lenders making such Loan.

         2.3. Facility Fee. The Borrower shall pay a facility fee to the Administrative Agent for the respective accounts of the Lenders, to be allocated among the Lenders in accordance with their respective Commitment Percentages, for each day during the Revolving Credit Period at the rate per annum set forth in Table 2.3 below corresponding to the Commercial Paper Rating applicable to the Borrower for such day, multiplied by the Commitment Amount in effect for such day, or if the Borrower is not rated by either Moody's or Standard & Poor's at any time, the facility fee rate shall be the highest rate per annum set forth below. Facility fees shall be payable quarterly in arrears, on the last day of March, June, September and December of each year beginning December, 1996, and on the last day of the Revolving Credit Period. If, at any time, the Commercial Paper Rating assigned to the Borrower by Moody's is at a different level from the Commercial Paper Rating assigned to the Borrower by Standard & Poor's (e.g., a Moody's rating of P1 and a Standard & Poor's rating of A3), the Commercial Paper Rating which results in a lower facility fee rate shall apply (e.g., the Moody's rating of P1, in the example above).

                                    TABLE 2.3

                                           COMMERCIAL PAPER RATING
                                           -----------------------
                                                                       FACILITY FEE RATE
                                                                       -----------------
                                           MOODY'S             S&P
                                           -------             ---
                  at least:                P1        or        A1      0.06%
                                           P2        or        A2      0.08%
                                           P3        or        A3      0.10%
                  below:                   P3        or        A3      0.20%

         2.4. Reduction of Commitment Amount. The Borrower may from time to time by written notice delivered to the Administrative Agent at least two Business Days prior to the date of the requested reduction, reduce ratably among the Lenders by integral multiples of $1,000,000 any unborrowed portion of the Commitment Amount. No reduction of the Commitment Amount shall be subject to reinstatement.

         2.5. The Revolving Credit Notes.

         (a) The Revolving Credit Loans shall be evidenced by a separate promissory note substantially in the form of Exhibit A-l attached hereto, payable to the order of each Lender and having a final maturity date no later than the Revolving Credit Termination Date. Each such Note shall be dated on or before the date of the first Loans and shall have the blanks therein appropriately completed.

         (b) Each Lender shall, and is hereby irrevocably authorized by the Borrower to, enter on the schedule forming a part of such Lender's Revolving Credit Note or otherwise in its records appropriate notations evidencing the date and the amount of each Loan, the interest rate applicable thereto and the date and amount of each payment of principal made by the Borrower with respect thereto, and such notations shall constitute prima facie evidence thereof. Each Lender is hereby irrevocably authorized by the Borrower to attach to and make a part of such Lender's Revolving Credit Note a continuation of any such schedule as and when required. No failure on the part of any Lender to make any notation as provided in this subsection (b) shall in any way affect any Loan or the rights or obligations of such Lender or the Borrower with respect thereto.

         2.6. Duration of Eurodollar Interest Periods.

         (a) Subject to the provisions of the definition of the term "Interest Period", the duration of each Interest Period applicable to a Eurodollar Loan shall be as specified in the applicable Notice of Borrowing or Conversion. The Borrower shall have the option to elect a subsequent Interest Period to be applicable to such Eurodollar Loan by giving notice of such election to the Administrative Agent received no later than 10:00 a.m. (Boston time) three Business Days before the end of the then applicable Interest Period if such Loan is to be continued as or converted to a Eurodollar Loan.

         (b) If the Administrative Agent does not receive a notice of election of duration of an Interest Period for a Eurodollar Loan pursuant to subsection
(a) above within the applicable time limits specified therein, or if, when such notice must be given, an Event of Default exists, the Borrower shall be deemed to have elected to convert all Eurodollar Loans in whole into Base Rate Loans on the last day of the then current Interest Period with respect thereto.

         (c) Notwithstanding the foregoing, the Borrower may not select an Interest Period for any Eurodollar Loan that would end, but for the provisions of the definition of Interest Period, after the Revolving Credit Termination Date .

         2.7. Interest Rates and Payments of Interest.

         (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate, which rate shall change contemporaneously with any change in the Base Rate. Such interest shall be payable on the last day of each month in which a Base Rate Loan is outstanding hereunder, and when such Base Rate Loan is due (whether at maturity, by reason of acceleration or otherwise).

         (b) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the Adjusted Eurodollar Rate plus the percentage set forth in Table 2.7 below corresponding to the Commercial Paper Rating applicable to the Borrower from time to time (and such interest rate shall change on the date of a change in such Commercial Paper Rating), or if the Borrower is not rated by either Moody's or Standard & Poor's at any time, the Eurodollar Margin shall be the highest rate per annum set forth below. Such interest shall be payable for such Interest Period on the last day thereof and when such Eurodollar Loan is due (whether at maturity, by reason of acceleration or otherwise) and, if such Interest Period is longer than three months, at intervals of three months after the first day of such Interest Period. If, at any time, the Commercial Paper Rating assigned to the Borrower by Moody's is at a different level from the Commercial Paper Rating assigned to the Borrower by Standard & Poor's (e.g., a Moody's rating of P1 and a Standard & Poor's rating of A3), the Commercial Paper Rating which results in a lower Eurodollar Margin shall apply (e.g., the Moody's rating of P1, in the example above).

                                   TABLE 2.7

                                           COMMERCIAL PAPER RATING
                                           -----------------------
                                                                       EURODOLLAR MARGIN
                                                                       -----------------
                                           MOODY'S             S&P
                                           -------             ---
                  at least:                P1        or        A1      0.185%
                                           P2        or        A2      0.220%
                                           P3        or        A3      0.300%
                  below:                   P3        or        A3      0.450%

         2.8. Competitive Bid Loans.

         (a) Competitive Bid Loan Option. In addition to Revolving Credit Loans, the Borrower may, pursuant to the terms of this Section 2.8, cause the Administrative Agent to request that the Lenders submit offers to make Competitive Bid Loans to the Borrower from time to time prior to the Revolving Credit Termination Date. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this Section 2.8; provided that at no time shall the sum of the aggregate principal amount of Competitive Bid Loans outstanding plus the aggregate principal amount of all other Loans outstanding exceed the Commitment Amount.

         (b) Competitive Bid Request. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.8, it shall transmit to the Administrative Agent by telecopy or telex a bid request substantially in the form of Exhibit H hereto to be received no later than 10:00 a.m. (Boston time) on the Business Day preceding the day on which the requested Competitive Bid Loan is to be made specifying (i) the date such Competitive Bid Loan is requested to be made (which must be a Business Day), (ii) the amount of such Competitive Bid Loan, which must be a minimum of $1,000,000 or an integral multiple thereof, and (iii) the duration of the requested Interest Period applicable thereto (subject to the provisions of the definition of the term Interest Period). The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single bid request.

         (c) Invitation for Competitive Bids. Not later than 2:00 p.m. (Boston time) on the Business Day on which the Administrative Agent receives a bid request from the Borrower in compliance with Section 2.8(b), the Administrative Agent shall send to the Lenders by telecopy or telex an invitation for Competitive Bid Quotes, substantially in the form of Exhibit I hereto, which shall constitute an invitation by the Borrower to each Lender to submit bids offering to make Competitive Bid Loans in accordance with this Section 2.8 (each an "Invitation for Competitive Bids"). If, after receipt by the Administrative Agent of a bid request from the Borrower in accordance with subsection (b) of this Section 2.8, the Administrative Agent or any Lender shall be unable to complete any procedure of the auction process described in subsections (c) through (f) (inclusive) of the Section 2.8 due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

         (d) Submission and Contents of Competitive Bids.

                  (i) In response to any Invitation for Competitive Bids, each Lender may (but shall not be required to) submit to the Administrative Agent a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans. Each Competitive B Quote must comply with the requirements of this
Section 2.8(d) and must be submitted to the Administrative Agent by telecopy or telex not later than 9:30 a.m. (Boston time) on the requested effective date of the Competitive Bid Loan, as set forth in the Invitation for Competitive Bids, provided that Competitive Bid Quotes submitted by the Administrative Agent (or any Affiliate of the Administrative Agent) in its capacity as a Lender may be submitted, and may only be submitted, if the Administrative Agent or such Affiliate notifies the Borrower of the offer or offers contained therein not later than 9:15 a.m. (Boston time) on the requested effective date of the Competitive Bid Loan. Any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (ii) Each Competitive Bid Quote shall be substantially in the form of Exhibit J hereto and shall in any case specify:

                           (A) the proposed effective date of the proposed
Competitive Bid Loan;

                           (B) the principal amount of the proposed Competitive
Bid Loan for which each offer is made, which principal amount (x) may be greater than the quoting Lender's Commitment at the time but may not exceed the Commitment Amount, (y) must be $1,000,000 or an integral multiple of $1,000,000 and (z) may not exceed the principal amount of the Competitive Bid Loan for which offers were requested;

                           (C) the rate of interest per annum (rounded to the
nearest 1/10,000th of 1%) (the "Competitive Bid Rate") offered for each such Competitive Bid Loan;

                           (D) the proposed Interest Period for the proposed
Competitive Bid Loan; and

                           (E) the identity of the quoting Lender.

                  (iii) Any Competitive Bid Quote shall be disregarded if it:

                           (A) is not substantially in the form of Exhibit J
hereto or does not specify all of the information required by Section
2.8(d)(ii);

                           (B) contains qualifying, conditional or similar
language (except that it may, in the case of a quote relating to more than one Interest Period, contain the condition that the Lender will fund any one, but not more, of the Competitive Bid Loans offered in such Competitive Bid Quote);

                           (C) proposes terms (including, without limitation, an
Interest Period) other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                           (D) arrives after the time set forth in Section
2.8(d)(i).

         (e) Notice to Borrower. Not later than 10:00 a.m. (Boston time) on the effective date of the requested borrowing, the Administrative Agent shall notify the Borrower of the terms of each Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.8(d). The Administrative Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request and (ii) the respective principal amounts and Competitive Bid Rates, as the case may be, so offered.

         (f) Acceptance and Notice By Borrower. Not later than 10:30 a.m. (Boston time) on the date of the requested borrowing, the Borrower shall notify, by telephone, confirmed by telecopy substantially in the form of Exhibit K hereto, the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to Section 2.8(e). In the case of an acceptance, such notice (a "Notice of Competitive Bid Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part, provided that:

                  (i) the aggregate principal amount of each borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

                  (ii) subject to the provisions of Section 2.8(h) hereof, the principal amount of each Loan must be $1,000,000 or an integral multiple of $1,000,000;

                  (iii) offers quoting lower Competitive Bid Rates must be accepted prior to offers quoting higher Competitive Bid Rates; and

                  (iv) the Borrower shall not accept any offer that is described in Section 2.8(d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

         (g) Notice by the Administrative Agent to the Lenders. Not later than 11:00 a.m. (Boston time) on the date of the requested borrowing, the Administrative Agent shall notify, by telephone, confirmed by telecopy substantially in the form of Exhibit L hereto, such Lenders that made such Competitive Bid Quotes of the Borrower's acceptance or non-acceptance of such Competitive Bid Quotes.

         (h) Allocation by Administrative Agent. If Competitive Bid Quotes are made by two or more Lenders with the same Competitive Bid Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted by the Borrower for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted by the Borrower shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not smaller than $500,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers. If any such Lender has indicated a minimum acceptable Competitive Bid Loan in its Competitive Bid Quote, and under the procedures of this subsection (h), the Administrative Agent would have allocated to it an amount less than such minimum, such Competitive Bid Quote will instead be deemed to have been withdrawn. Determinations by the Administrative Agent of the amounts of Competitive Bid Loans to be made by each Lender shall be conclusive in the absence of manifest error.

         (i) Interest on Competitive Bid Loans. Each Competitive Bid Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Competitive Bid Rate quoted by the Lender making such Loan in its Competitive Bid Quote. Such interest shall be payable on the last day of each month during the Interest Period applicable thereto and when such Competitive Bid Loan is due (whether at maturity, by reason of acceleration or otherwise).

         (j) Competitive Bid Notes. The Competitive Bid Loans shall be evidenced by separate promissory notes substantially in the form of Exhibit A-2 attached hereto, payable to the order of each Lender in a principal amount equal to the Commitment Amount. Each such Note shall be dated on or before the date of the first Loans and shall have the blanks therein appropriately completed. Each Lender shall, and is hereby irrevocably authorized by the Borrower to, enter on the schedule forming a part of such Lender's Competitive Bid Notes or otherwise in its records appropriate notations evidencing the date and the amount of each Competitive Bid Loan made by such Lender, the interest rate applicable thereto and the date and amount of each payment of principal made by the Borrower with respect thereto; and such notations shall constitute prima facie evidence thereof. Each Lender is hereby irrevocably authorized by the Borrower to attach to and make a part of such Lender's Competitive Bid Notes a continuation of any such schedule as and when required. No failure on the part of any Lender to make any notation as provided in this subsection (j) shall in any way affect any Competitive Bid Loan or the rights or obligations of such Lender or the Borrower with respect thereto.

         (k) Payment of Competitive Bid Loans. Each Competitive Bid Loan shall be due and payable, and the Borrower hereby absolutely and unconditionally promises to pay such Competitive Bid Loans, on the earlier of (i) the expiration of the Interest Period thereof and (ii) the Revolving Credit Termination Date. All payments of principal and interest and other amounts payable in respect of a Competitive Bid Loan shall be made by the Borrower to the Administrative Agent for the account of the Lender or Lenders making such Competitive Bid Loan in immediately available funds, on or before 11:00 a.m. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments.

         (l) Maximum Competitive Bid Loans; Funding Losses.

                  (i) Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time, after giving effect to the use of the proceeds of any such Competitive Bid Loan, exceed the Commitment Amount minus the aggregate principal amount of Revolving Credit Loans outstanding at such time.

                  (ii) If after acceptance of any Competitive Bid Quote pursuant to Section 2.8, the Borrower fails to borrow any Competitive Bid Loan so accepted on the date specified therefor, the Borrower shall indemnify the Lender funding such Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such unborrowed Loans.

         2.9. Changed Circumstances.

         (a) In the event that:

                  (i) on any date on which the Adjusted Eurodollar Rate would otherwise be set the Administrative Agent shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the Interbank Offered Rate; or

                  (ii) at any time the Administrative Agent or any Lender shall have determined in good faith (which determination shall be final and conclusive) that:

                           (A) the making or continuation of or conversion of
any Loan to a Eurodollar Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank Eurodollar market maintained by dealers in New York City of recognized standing or (2) compliance by the

Administrative Agent or any Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

                           (B) as the case may be, the Adjusted Eurodollar Rate
shall no longer represent the effective cost to any Lender for Dollar deposits in the interbank Eurodollar market for deposits in which it regularly participates;

then, and in any such event, the Administrative Agent shall forthwith so notify the Borrower thereof. Until the Administrative Agent notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of each Lender to allow selection by the Borrower of the type of Loan affected by the contingencies described in this Section 2.9(a) (herein called "Affected Loans") shall be suspended. If at the time the Administrative Agent so notifies the Borrower, the Borrower has previously given the Administrative Agent or the Lenders a Notice of Borrowing or Conversion with respect to Affected Loans but such Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrower may borrow Loans of another type by giving a substitute Notice of Borrowing or Conversion pursuant to Section 2.2 hereof.

         In the case of an event specified in clause (ii)(A)(2) above, upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the Borrower shall, with respect to all of the outstanding Affected Loans, prepay the same, together with interest thereon and any amounts required to be paid pursuant to Section 2.14, and may borrow a Loan of another type in replacement thereof in accordance with Section 2.1 hereof by giving a Notice of Borrowing or Conversion pursuant to Section 2.2 hereof.

         (b) In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                  (i) subjects the Administrative Agent or any Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for franchise taxes and taxes on the overall net income of the Administrative Agent or such Lender imposed by the United States of America or any political subdivision thereof); or

                  (ii) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, the Administrative Agent or any Lender (other than such requirements as are already included in the determination of the Adjusted Eurodollar Rate); or

                  (iii) imposes upon the Administrative Agent or any Lender any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to the Administrative Agent or such Lender, reduce the income receivable by the Administrative Agent or such Lender or impose any expense upon the Administrative Agent or such Lender with respect to any Loans, the Administrative Agent shall notify the Borrower thereof. The Borrower agrees to pay to the Administrative Agent or such Lender the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by the Administrative Agent or such Lender of a statement in the amount and setting forth the Administrative Agent or such Lender's calculation thereof, which statement shall constitute prima facie evidence of the subject matter thereof.

         (c) The Administrative Agent and each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of any event or the existence of a condition that (i) would cause it to incur any increased cost under this Section 2.9 or (ii) would require the Borrower to pay an increased amount under this Section 2.9, (a) it will notify the Borrower and the Administrative Agent of such event or condition and, (b) it will use its reasonable efforts to make, fund or maintain the affected Loans through another lending office or take such other reasonable steps so as to avoid the consequences of such event or condition, provided that the Administrative Agent or such Lender determines, in its sole discretion, that it may do so consistent with the Administrative Agent's or such Lender's internal policies and without being detrimental to the Administrative Agent or such Lender.

         2.10. Capital Requirements. If, after the date hereof, the Administrative Agent or any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or an change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (ii) compliance by the Administrative Agent or any Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction, has the effect of reducing the return on the Administrative Agent's or such Lender's or such holding company's capital as a consequence of the Administrative Agent's or such Lender's Loans or commitment to make Loans hereunder to a level below that which the Administrative Agent or such Lender or such holding company could have achieved but for such adoption, change or compliance ( assuming the full utilization of such entity's capital) by any amount deemed by the Administrative Agent or such Lender to be material, then the Administrative Agent or such Lender shall notify the Borrower thereof. The Borrower agrees to pay to the Administrative Agent or such Lender the amount of such reduction of return on capital as and when such reduction is determined, upon presentation by the Administrative Agent or such Lender of a statement stating the amount and setting forth the Administrative Agent's or Lender's calculation thereof, which statement shall constitute prima facie evidence of the subject matter thereof. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

         2.11. Payments and Prepayments of the Loans.

         (a) Base Rate Loans may be prepaid, in whole or in part, at any time, without premium or penalty upon one Business Days' notice. Eurodollar Loans may be prepaid, in whole or in part, at any time, without premium or penalty (but subject to the provisions of Section 2.14) upon three business days notice to the Administrative Agent. Any interest accrued on the amounts so prepaid to the date of such payment must be paid at the time of any such payment. No prepayment of Base Rate Loans or Eurodollar Loans during the Revolving Credit Period shall affect the Commitment Amount or impair the Borrower's right to borrow Base Rate Loans or Eurodollar Loans as set forth in Section 2.1.

         (b) With respect to Eurodollar Loans, in the event that the Administrative Agent or any Lender seeks reimbursement from the Borrower pursuant to the terms of Section 2.9(b) or Section 2.10, the Borrower may (subject to the provisions of Section 2.14) elect, rather than paying to the Administrative Agent or such Lender the amount of such reimbursement, to prepay the Loans in full, together with any and all other Obligations owing by the Borrower to the Administrative Agent and each Lender. Any amounts so prepaid may not be reborrowed and, upon such prepayment, each Lender's obligation to make Loans hereunder shall terminate.

         (c) Competitive Bid Loans may not be prepaid without the prior written consent of the Lender which made such Competitive Bid Loan.

         2.12. Method of Payment for Revolving Credit Loans. All payments and prepayments of principal and all payments of interest, fees and other amounts payable hereunder shall be made by the Borrower to the Administrative Agent, for the respective accounts of Lenders or (as the case may be) the Administrative Agent, Bank of Boston Connecticut, One Landmark Square, Suite 2002, Stamford, CT 06901 Attention: Ms. Jennifer Edwards; in immediately available funds in lawful United States currency, on or before 11:00 a.m. (Boston time) on the due date thereof, free and clear of, and without any deduction or withholding for, any taxes or other payments. The Administrative Agent and any Lender may, and the Borrower hereby authorizes the Administrative Agent or any

Lender to, debit the amount of any payment not made by such time to the demand deposit account of the Borrower with the Administrative Agent or such Lender.

         2.13. Overdue Payments. Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder or under each Note shall bear interest from and including the due date thereof until paid, and payable on demand, at a rate per annum equal to (i) if such due date occurs prior to the end of an Interest Period, 1% above the interest rate applicable to such Loan for such Interest Period until the expiration of such Interest Period, and thereafter, 1% above the Base Rate, and (ii) in all other cases, 1% above the rate then applicable to Base Rate Loans, all of which interest shall be payable on demand.

         2.14. Payments Not at End of Interest Period. If the Borrower for any reason makes any payment of principal with respect to any Eurodollar Loan on any day other than the last day of an Interest Period applicable to such Eurodollar Loan or fails to borrow continue or convert to a Eurodollar Loan after giving a Notice of Borrowing or Conversion pursuant to Section 2.2, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount computed pursuant to the following formula:

                              L = (R - T) x P x D
                                  ---------------
                                        360

         L = amount payable to Administrative Agent for the pro rata account of the Lenders

         R =      the applicable Adjusted Eurodollar Rate for such Loan

         T = effective interest rate per annum at which any readily marketable bond or other obligation of the United States, selected at the Administrative Agent's sole discretion, maturing on or near the last day of the then applicable Interest Period of such Loan and in approximately the same amount as such Loan can be purchased by the Administrative Agent on the day of such payment of principal or failure to borrow or continue or convert

         P =      the amount of principal prepaid or the amount of the requested
                  Loan

         D = the number of days remaining in the Interest Period as of the date of such payment or the number of days of the requested Interest Period

The Borrower shall pay such amount upon presentation by the Administrative Agent of a statement setting forth the amount and the Administrative Agent's calculation thereof pursuant hereto, which statement shall constitute prima facie evidence of the subject matter thereof.

         2.15. Computation of Interest and Fees. Interest and all fees payable hereunder shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due. If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time. If any payment required by this Agreement becomes due on a day that is not a Business Day such payment may be made on the next succeeding Business Day (subject to clause (i) of the definition of Interest Period), and such extension shall be included in computing interest in connection with such payment.

                                  SECTION III.

                               CONDITIONS OF LOANS

         3.1. Conditions Precedent to Initial Loan. The obligation of each Lender to make its initial Loan is subject to the condition precedent that the Administrative Agent shall have received, on or before the Closing Date, in form and substance satisfactory to the Administrative Agent and counsel to the Lenders, the following:

         (a) this Agreement, each Revolving Credit Note and each Competitive Bid Note, duly executed by the Borrower;

         (b) a certificate of the Secretary or an Assistant Secretary of the Borrower (i) with respect to resolutions of the Board of Directors authorizing the execution and delivery of this Agreement and the Notes and identifying the officer(s) authorized to execute, deliver and take all other actions required under this Agreement, and providing specimen signatures of such officers, (ii) the articles of incorporation and bylaws in effect on the Closing Date, and
(iii) stating that all insurance that is required by this Agreement to be in effect is in effect on the Closing Date;

         (c) a certificate of the Secretary of State of the State of Delaware, as to legal existence and good standing (including tax good standing) of the Borrower in such state and listing all documents on file in the office of said Secretary of State;

         (d) a favorable legal opinion addressed to the Administrative Agent and each Lender from Philip R. Brookmeyer, Esquire,assistant general counsel to the Borrower, substantially in the form of Exhibit G hereto;

         (e) such other documents, and completion of such other matters, as the Administrative Agent or counsel for any Lender may reasonably deem necessary or appropriate; and

         (f) evidence of satisfaction of all outstanding Loans (as that term is defined in the Existing Credit Agreement) under the Existing Credit Agreement.

         3.2. Conditions Precedent to All Loans. The obligation of each Lender to make each Loan, including its initial Loan, or continue or convert Loans to Loans of another type, is further subject to the following conditions:

         (a) timely receipt by the Administrative Agent of the Notice of Borrowing or Conversion as provided in Section 2.2;

         (b) the representations and warranties contained in Section IV shall be true and accurate in all material respects on and as of the date of such Notice of Borrowing or Conversion and on the effective date of the making, continuation or conversion of each Loan as though made at and as of each such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing, or would result from such Loan;

         (c) the resolutions referred to in Section 3.1(b) shall remain in full force and effect; and

         (d) no change shall have occurred in any law or regulation or interpretation thereof that, in the opinion of counsel for any Lender, would make it illegal or against the policy of any governmental agency or authority for any Lender to make Loans hereunder.

         The making of each Loan shall be deemed to be a representation and warranty by the Borrower on the date of the making, continuation or conversion of such Loan as to the accuracy of the facts referred to in subsection (b) of this Section 3.2.

                                   SECTION IV.

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement and to make Loans hereunder, the Borrower represents and warrants to the Administrative Agent and each Lender that:

         4.1. Organization and Qualification. Each of the Borrower and its Significant Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated and (c) is duly qualified and in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

         4.2. Corporate Authority. The execution, delivery and performance of this Agreement and each Note and the transactions contemplated hereby are within the corporate power and authority of the Borrower and have been authorized by all necessary corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Borrower, (b) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower, (c) contravene any provision of, or constitute an event of default or event that, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Borrower, or (d) result in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Borrower.

         4.3. Valid Obligations. This Agreement and each Note and all of their respective terms and provisions are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         4.4. Consents or Approvals. The execution, delivery and performance of this Agreement and each Note and the transactions contemplated herein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

         4.5. Title to Properties; Absence of Encumbrances. Each of the Borrower and its Significant Subsidiaries has good and marketable title to all of its material properties, assets and rights of every name and nature now purported to be owned by it, including without limitation, such properties, assets and rights as are reflected in the financial statements referred to in Section 4.6 (except such properties, assets or rights as have been disposed of in the ordinary course of business since the date thereof), free from all Encumbrances except Permitted Encumbrances or those Encumbrances disclosed in Exhibit C hereto, and, except as so disclosed, free from all defects of title that could reasonably be expected to materially adversely affect such properties, assets or rights, taken as a whole.

         4.6. Financial Statements. The Borrower has furnished the Administrative Agent and each Lender its consolidated balance sheet as of December 31, 1995 and its consolidated statements of income, changes in stockholders' equity and cash flow for the fiscal year then ended, and related footnotes, audited and certified by the

Borrower's Accountants. The Borrower has also furnished the Administrative Agent and each Lender its consolidated balance sheet as of June 30, 1996 and its consolidated statements of income and cash flow for the fiscal quarter then ended, certified by the principal financial officer of the Borrower but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be material in amount. All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower and its Consolidated Subsidiaries as of such dates and the results of the operations of the Borrower and its Consolidated Subsidiaries for such periods. There are no liabilities, contingent or otherwise, required to be disclosed in accordance with GAAP and not disclosed in such financial statements that involve a material amount.

         4.7. Changes. From December 31, 1995, through the Closing Date, there has been no Material Adverse Effect.

         4.8. Defaults. No Default or Event of Default exists.

         4.9. Taxes. The Borrower and each Significant Subsidiary has filed all material federal, state and other tax returns required to be filed, and all material taxes, assessments and other governmental charges due from the Borrower and each Significant Subsidiaries have been fully paid except where (i) such payment is being contested in good faith by appropriate proceedings and adequate reserves have been established and are being maintained in accordance with GAAP, or (ii) where the failure to so file or pay could not reasonably be expected to have a Material Adverse Effect. The Borrower and each Significant Subsidiary has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

         4.10. Litigation. Except as set forth on Exhibit D hereto, there is no litigation, arbitration, proceeding or investigation pending, or, to the knowledge of the Borrower's or any Subsidiary's officers, threatened, against the Borrower or any Subsidiary the outcome of which could reasonably be expected to result in a forfeiture of all or any substantial part of the property of the Borrower or its Significant Subsidiaries.

         4.11. Subsidiaries. As of the date of this Agreement, Exhibit E lists all of the Borrower's Significant Subsidiaries. Such Significant Subsidiaries have, in the aggregate, assets, sales and earnings totaling not less than 90% of the total assets, sales a earnings of the Borrower and its Consolidated Subsidiaries. The Borrower or a Significant Subsidiary of the Borrower is the owner, free and clear of all liens and Encumbrances, of all of the issued and outstanding stock of such Significant Subsidiaries. All shares of the stock of the Borrower and each Significant Subsidiary have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants or similar rights are outstanding with respect to the outstanding stock of Significant Subsidiaries.

         4.12. Compliance with ERISA. The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and, to the best knowledge of the Borrower, no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.

         4.13. Environmental Matters.

         (a) Except as set forth on Schedule 4.13, (i) the Borrower and each of its Significant Subsidiaries have obtained all permits, licenses and other authorizations which are required under all applicable Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect, and (ii) the Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect.

         (b) Except as set forth in Schedule 4.13, no written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and, to the best knowledge of the Borrower, no investigation is pending or threatened (in writing) by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Significant Subsidiaries to have any permit, license or authorization required in connection with the conduct of its business or with respect to any applicable Environmental Laws, including, without limitation, Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials, except to the extent that such notice, complaint, penalty or investigation did not or could not reasonably be expected to result in a Material Adverse Effect. As of the date hereof, the Borrower or any Subsidiary of the Borrower has been identified in writing as a potentially responsible party (as that term has been construed pursuant to the Federal Comprehensive Environmental Response, Compensation and Liability Act and similar state and local laws) at the sites listed and described on the attached Schedule 4.13 and at no other sites.

         (c) Except as disclosed on Schedule 4.13 attached hereto, to the best of the Borrower's knowledge no material written notification of a release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Significant Subsidiaries and no property now or previously owned, leased or used by the Borrower or any of its Significant Subsidiaries is listed or proposed for listing on the National Priorities

List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up, except to the extent such notification, listing or proposed listing could not reasonably be expected to result in a Material Adverse Effect.

         (d) There are no liens or encumbrances arising under or pursuant to any applicable Environmental Laws on any of the real property or properties currently owned, leased or used by the Borrower or any of its Significant Subsidiaries, and no notice of any governmental action has been received by the Borrower or any Significant Subsidiary, and to the best knowledge of the Borrower, no governmental actions have been taken or are in process, which could subject any of such properties to such liens or encumbrances, except to the extent that such liens or encumbrances could not reasonably be expected to result in a Material Adverse Effect.

         (e) Except as set forth on Schedule 4.13, (i) neither the Borrower nor any of its Significant Subsidiaries nor, to the best knowledge of the Borrower, any previous owner, tenant, occupant or user of any property currently owned, leased or used by the Borrower or any of its Significant Subsidiaries, has stored, deposited, disposed of, or located on any property currently owned, leased, or used by the Borrower or any of its Significant Subsidiaries, any Hazardous Materials, except (a) to the extent commonly used in day-to-day operations of such property and, in such case, in substantial compliance with all applicable Environmental Laws, or (b) where such storage, deposition, disposal or location would not have a Material Adverse Effect, and (ii) no Hazardous Materials are stored, deposited, disposed of, or located on any property currently owned, leased, or used by the Borrower or any of its Significant Subsidiaries, except (a) to the extent commonly used in day-to-day operations of such property and, in such case, in substantial compliance with all applicable Environmental Laws, or (b) where such storage, deposition, disposal or location would not have a Material Adverse Effect.

                                   SECTION V.

                              AFFIRMATIVE COVENANTS

So long as any Lender has any commitment to lend hereunder or any Loan or other Obligation hereunder remains outstanding, the Borrower covenants as follows:

         5.1. Financial Statements and Other Reporting Requirements. The Borrower shall furnish to the Administrative Agent and the Lenders :

         (a) as soon as available to the Borrower, but in any event within 90 days after the end of each of its fiscal years, a consolidated balance sheet as of the end of, and a related consolidated statement of income, changes in stockholders' equity and cash flow for, such year, audited and certified by the Borrower's Accountants (or other independent certified public accountants acceptable to the Administrative Agent and each Lender) in the case of such consolidated statements, and certified by the principal financial officer in the case of such consolidated statements; and, concurrently with such financial statements, a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such financial statements they have obtained no knowledge of any Default or, if in the opinion of such accountants any such Default exists, they shall disclose in such written statement the nature and status thereof;

         (b) as soon as available to the Borrower, but in any event within 45 days after the end of each of its fiscal quarters, a consolidated balance sheet as of the end of, and a related consolidated statement of income for, the period then ended, certified by the principal financial officer of the Borrower but subject, however, to normal, recurring year-end adjustments that shall not in the aggregate be material in amount;

         (c) concurrently with the delivery of each financial statement pursuant to subsections (a) and (b) of this Section 5.1, a report in substantially the form of Exhibit F hereto signed on behalf of the Borrower by its chief financial officer, its treasurer or its controller;

         (d) promptly, as and when any Subsidiary qualifies or ceases to qualify as a Significant Subsidiary hereunder, a revised Exhibit E reflecting the current list of Significant Subsidiaries;

         (e) promptly after the same are available, copies of all proxy statements, financial statements and reports as the Borrower shall send to its stockholders or as the Borrower may file with the Securities and Exchange Commission or any governmental authority at any time having jurisdiction over the Borrower or its Significant Subsidiaries;

         (f) (i) if and when the Borrower gives or is required to give notice to the PBGC of any "Reportable Event" (as defined in Section 4043 of ERISA) with respect to any Plan that might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that any member of the Controlled Group or the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC, (ii) a copy of any request for a waiver of the funding standards or an extension of the amortization periods required under
Section 412 of the Code or Section 302 of ERISA, (iii) a copy of any notice of intent to terminate any Plan, (iv) notice that the Borrower or any member of the Controlled Group will or may incur any material liability to or on account of a Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA, (v) promptly upon the request of the Administrative Agent or any Lender, a copy of the annual report of each Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor; and (vi) promptly upon the request of the Administrative Agent or any Lender, notice of the adoption of any Plan subject to ERISA, along with the vesting and funding schedules and other principal provisions thereof;

         (g) immediately upon becoming aware of the existence of any condition or event that constitutes a Default or Event of Default, written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto;

         (h) promptly upon becoming aware of any litigation or of any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower or any of its Subsidiaries of which it has notice, the outcome of which could reasonably be expected to have a Material Adverse Effect, written notice thereof and the action being or proposed to be taken with respect thereto;

         (i) within 30 days of receipt of written notice from any governmental agency or authority, or promptly upon the Borrower's reasonable belief (i) that a violation of any Environmental Law has been committed by the Borrower, (ii) that there are any investigative proceedings by a governmental agency or authority commenced or threatened against the Borrower or any of its Subsidiaries regarding any actual or potential violation of Environmental Laws or any spill, release, discharge or disposal of any Hazardous Material in violation of any Environmental Law, (iii) that any governmental agency or private party is alleging that the Borrower may be liable or responsible for any costs associated with a response to or cleanup of a release of a Hazardous Material into the environment or any damages caused thereby, or (iv) that any administrative or judicial complaint or order has been filed against the Borrower alleging a violation of any Environmental Law or requiring the Borrower to take any action in connection with the release of Hazardous Material into the environment, which, in any such case described in items (i) through (iv) above, could reasonably be expected to have a Material Adverse Effect, written notice thereof and the action being or proposed to be taken with respect thereto; and

         (j) from time to time, such other financial data and information about the Borrower or its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

         5.2. Conduct of Business. The Borrower shall, and shall cause its Significant Subsidiaries to:

         (a) duly observe and comply in all material respects with all applicable laws and valid requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets (including without limitation all Environmental Laws and ERISA), and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business;

         (b) except as provided in Section 6.2, maintain its corporate existence; and

         (c) remain engaged substantially in the same fields of business as that in which it is now engaged, except that nothing in this Section shall prevent the Borrower or any Significant Subsidiary from engaging in any new business and the Borrower or any Significant Subsidiary may withdraw from any business activity which its Board of Directors reasonably deems unprofitable or unsound, provided that promptly after such withdrawal, the Borrower provide the Administrative Agent with written notice thereof.

         5.3. Maintenance and Insurance. The Borrower shall, and shall cause its Significant Subsidiaries to, protect and preserve all of its properties, including, without limitation, all of its Patents, shall obtain all new Patents as are necessary or advisable the conduct of its business, and shall maintain all of its tangible properties in good repair, working order and condition and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto as the Borrower or such Significant Subsidiary, in the exercise of its reasonable judgment, deems necessary or advisable, as required for the normal conduct of its business, and shall comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder if, in any such case, the failure to do so would have a Material Adverse Effect. Each of the Borrower and its Significant Subsidiaries shall at all times, to the extent available, in the Borrower's reasonable discretion, on reasonable economic terms, maintain liability and casualty insurance with financially sound and reputable insurers or self-insure in such amounts as the officers of the Borrower in the exercise of their reasonable judgment deem to be adequate or as required by any applicable law. The Borrower shall furnish to the Administrative Agent certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provisions. The Administrative Agent shall not, by the fact of approving, disapproving or accepting any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurance companies or payment of lawsuits, and the Borrower hereby expressly assumes full responsibility therefor and liability, if any, thereunder.

         5.4. Taxes. The Borrower shall pay, or cause to be paid, all taxes, assessments or governmental charges on or against it or any of its Significant Subsidiaries or its or their properties on or prior to the time when they become due; provided that this covenant shall not apply to any tax, assessment or charge that (i) is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established and are being maintained in accordance with GAAP, or (ii) singly or in the aggregate would not have a Material Adverse Effect.

         5.5. Inspection by the Administrative Agent. The Borrower shall permit the Lenders, through the Administrative Agent or its designees, at any reasonable time and upon reasonable notice, to (i) visit and inspect the properties of the Borrower and its Significant Subsidiaries, (ii) examine and make copies of and take abstracts from the books and records of the Borrower and its Significant Subsidiaries, and (iii) discuss the affairs, finances and accounts of the Borrower and its Significant Subsidiaries with their appropriate officers, employees and accountants.

         5.6. Maintenance of Books and Records. The Borrower shall, and shall cause its Significant Subsidiaries to, keep adequate books and records of account (and the Borrower, in addition, shall keep such books and records on a consolidated basis), in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP and applicable law.

         5.7. Consolidated Total Funded Debt to EBITDA Ratio. The Borrower shall at all times maintain a ratio of Consolidated Total Funded Debt to EBITDA of not greater than 0.7 to 1.0 as determined at the end of each fiscal quarter for the four consecutive fiscal quarters then ending.

         5.8. Consolidated Operating Cash Flow to Consolidated Total Debt Service and Dividends Ratio. The Borrower shall at all times maintain a ratio of
(i) Consolidated Operating Cash Flow to (ii) Consolidated Total Debt Service plus Dividends in excess of 1.25 to 1.0, as determined at the end of each fiscal quarter for the four consecutive fiscal quarters then ending.

         5.9. Environmental Laws. The Borrower shall comply, and shall make all reasonable efforts to cause its Significant Subsidiaries to comply, with all applicable Environmental Laws in all jurisdictions in which any of them operates now or in the future; provided, however, that the Borrower shall not be obligated by this Section to take any action that would result in its being designated an operator (as that term has been construed pursuant to the federal Comprehensive Environmental Response, Compensation and Liability act and similar state and local laws) of any Significant Subsidiary or an owner or operator of property owned, used, or leased by such Significant Subsidiary.

         5.10. Further Assurances. At any time and from time to time the Borrower shall, and shall cause each of its Subsidiaries to, execute and deliver such further instruments and take such further action as may reasonably be requested by the Administrative Age or any Lender to effect the purposes of this Agreement and the Notes.

                                   SECTION VI.

                               NEGATIVE COVENANTS

         So long as any Lender has any commitment to lend hereunder or any Loan or other Obligation hereunder remains outstanding, the Borrower covenants as follows:

         6.1. Encumbrances. The Borrower shall not, and shall not allow, any of its Significant Subsidiaries to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("Encumbrances"), or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse, except the following ("Permitted Encumbrances"):

         (a) Encumbrances in favor of the Administrative Agent for the benefit of the Lenders;

         (b) Encumbrances existing as of the date of this Agreement and disclosed in Exhibit C hereto;

         (c) liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same may be postponed or is not required in accordance with the provisions of Section 5.4;

         (d) landlords' and lessors' liens in respect of rent not in default; liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent; liens securing the performance of bids, tenders, contracts (other than for the payment of money); and statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business;

         (e) liens existing on property of any Person at the time such Person becomes a Significant Subsidiary, but only so long as the obligation secured by any such lien is not in default and such lien is and will remain confined to the property subject to it at the time such Person becomes a Significant Subsidiary and to fixed improvements thereafter erected on such property;

         (f) liens existing on any property prior to the acquisition thereof by the Borrower or any Significant Subsidiary and not created in contemplation of such acquisition, provided that any such lien does not extend to any other property of the Borrower or any Significant Subsidiary;

         (g) judgment liens that shall not have been in existence for a period longer than 30 days after the creation thereof or, if a stay of execution shall have been obtained, for a period longer than 30 days after the expiration of such stay;

         (h) rights of lessors under capital leases;

         (i) Encumbrances in respect of any purchase money obligations for tangible property used in its business, provided that any such Encumbrances shall not extend to property and assets of the Borrower or any such Significant Subsidiary not financed by such a purchase money obligation;

         (j) easements, rights of way, restrictions and other similar charges or Encumbrances relating to real property and not interfering in a material way with the ordinary conduct of its business;

         (k) Encumbrances on the common stock of the Borrower purchased with any of the proceeds of the Loans;

         (l) Encumbrances in favor of the United States of America or any State thereof or any political subdivision, agency or instrumentality of any thereof (each hereinafter called a "Government") on any property or assets hereafter acquired, constructed, installed or purchased by the Borrower or a Significant Subsidiary primarily for the purpose of manufacturing or producing any product, or performing any research or development work, directly or indirectly, for such Government;

         (m) Encumbrances on its property or assets created in connection with the refinancing of Indebtedness secured by Permitted Encumbrances on such property, provided that the amount of Indebtedness secured by any such Encumbrance shall not be increased as a result of such refinancing and no such Encumbrance shall extend to property and assets of the Borrower or any such Significant Subsidiary not encumbered prior to any such refinancing; and

         (n) Encumbrances securing Indebtedness of the kind described in
Section 6.3 to the extent (but only to the extent) permitted by Section 6.3.

         6.2. Merger; Consolidation; Sale or Lease of Assets. The Borrower shall not, and shall not allow any of its Significant Subsidiaries to, (a) sell, lease or otherwise dispose of assets or properties (valued at the lower of cost or market), other than (i) sales of assets in the ordinary course of business, (ii) sales of assets or property not in the ordinary course of business, provided that the assets or properties so sold during any fiscal year generated, produced, contributed to or accounted for, directly or indirectly, in the aggregate, no more than ten percent (10%) of Consolidated Net Income for the immediately preceding fiscal year, as shown in the financial statements for such prior year delivered to the Administrative Agent by the Borrower pursuant to
Section 5.1(a), and provided, further, that (x) whenever the Borrower or any Significant Subsidiary sells any assets or properties pursuant to this clause
(ii), the Borrower shall provide the Administrative Agent with such statements of income and other information as the Administrative Agent or any Lender reasonably requests in order to determine compliance with this clause (ii), all of which statements have been prepared in accordance with GAAP in a manner consistent with the financial statements provided to the Administrative Agent by the Borrower pursuant to Section 5.1(a), and (y) at the time of any such proposed sale, no Event of Default has occurred and is continuing and no Default or Event of Default would result therefrom, and (iii) the sale or disposition of any of the common stock of the Borrower purchased with any of the proceeds of the Loans, or (b) liquidate, merge or consolidate into or with any other person, provided that any Significant Subsidiary of the Borrower may merge or consolidate into or with (i) the Borrower if no Default or Event of Default has occurred and is continuing or would result from such merger and if the Borrower is the surviving company, or (ii) any other wholly-owned Significant Subsidiary of the Borrower.

         6.3. Indebtedness of Subsidiaries. The Borrower shall not cause or permit any of its Significant Subsidiaries to create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness other than (a) Indebtedness existing as of the date o this Agreement and disclosed in Exhibit C hereto, (b) Indebtedness owing to the Borrower or any other Subsidiary, and (c) other Indebtedness, not to exceed $50,000,000 in the aggregate at any time outstanding, provided that such other Indebtedness is not secured by any security interests, liens, charges or encumbrances on the property of any Significant Subsidiary other than the Significant Subsidiary for whose benefit such Indebtedness was incurred, or as otherwise permitted in Section 6.1.

         6.4. ERISA. Neither the Borrower nor any member of the Controlled Group shall permit any Plan maintained by it to (a) engage in any "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA that would have a Material Adverse Effect, (b) incur any "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) whether or not waived, that would have a Material Adverse Effect, (c) fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA, (d) adopt a Plan amendment which would require security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, or
(e) terminate any Plan in a manner that could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Significant Subsidiaries pursuant to Section 4068 of ERISA that would have a Material Adverse Effect. Each Plan shall comply in all material respects with ERISA.

         6.5. Use of Proceeds. The Borrower shall use the proceeds of the Revolving Credit Loans and the Competitive Bid Loans in support of its commercial paper program and for general corporate purposes, including, without limitation, to purchase common stock of the Company and for the payment of costs and expenses incurred or sustained by the Company in connection with the consummation of the transactions referred to herein or contemplated hereby. No proceeds of any Loans will be used for a purpose which violates Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224, as amended, and following the application of the proceeds of each Loan, the value of all "margin stock" (as such term is used in such Regulations) of the Borrower will not exceed 25% of the value of the total assets of the Borrower that are subject to the restrictions set forth in Section 6.1 and 6.2.

         6.6. Transactions with Affiliates. The Borrower shall not, and shall not permit any of its Significant Subsidiaries to, directly or indirectly enter into any purchase, sale, lease or other transaction with any Affiliate (other than any other Subsidiary) except in the ordinary course of business on terms that are no less favorable to the Borrower or such Significant Subsidiary than those which might be obtained at the time in a comparable arm's length transaction with any person who is not an Affiliate.

                                  SECTION VII.

                                    DEFAULTS

         7.1. Events of Default. There shall be an Event of Default hereunder if any of the following events occurs:

         (a) the Borrower shall fail to pay (i) any amount of principal of any Loans when due or (ii) within five (5) Business Days after the due date, any amount of interest thereon or any fees, expenses or other amounts payable hereunder or under any Note on the due date therefor; or

         (b) the Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, covenants, obligations or agreements contained in Section 5.1(g), 5.2(b), 5.5, 5.7, 5.8, 6.1 through 6.6, inclusive; or

         (c) the Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of the terms, covenants, obligations or agreements (other than in respect of subsections 7.1(a) and 7.1(b) hereof) contained in this Agreement and such default shall continue for 15 days after notice thereof has been sent to the Borrower by the Administrative Agent, provided, however, that in the event of a failure by the Borrower to comply with the covenants contained in Sections 5.2(a) or 5.9, no Default, default or an Event of Default shall be deemed to occur on account of any such failure unless such failure(s) (individually or in the aggregate) has a Material Adverse Effect; or

         (d) any representation or warranty of the Borrower made in this Agreement or in any Note or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

         (e) the Borrower or any of its Significant Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligations in excess of $25,000,000 in the aggregate for borrowed monies or advances, or fail to observe or perform any term, covenant or agreement evidencing or securing such obligations for borrowed monies or advances, the result of which failure is to permit the holder or holders of such Indebtedness to cause such Indebtedness to become due prior to its stated maturity upon delivery of required notice, if any; or

         (f) the Borrower or any of its Significant Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its property, (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) take any action or commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors, (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or other law, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, (viii) be insolvent within the meaning of the United States Bankruptcy Code or other applicable statute, or (ix) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Significant Subsidiaries in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days, or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code, against the Borrower or such Subsidiary, or action under the laws of the jurisdiction of incorporation or organization of the Borrower or any of its Significant Subsidiaries similar to any of the foregoing shall be taken with respect to the Borrower or such Significant Subsidiary and shall continue unstayed and in effect for any period of 60 days; or

         (h) (A) the Borrower shall fail to own, both legally and beneficially, 100% of the capital stock of United States Tobacco Company, a Delaware corporation, or (B) United States Tobacco Company shall cease to operate the principal business currently operated by it or to own the principal assets necessary to operate such business, or (C) United States Tobacco Company shall cease to own, both legally and beneficially, 100% of the capital stock of each of United States Tobacco Manufacturing, Inc. and United States Tobacco Sales & Marketing, Inc. or (D) either of United States Tobacco Manufacturing, Inc. or United States Tobacco Sales & Marketing, Inc. shall cease to operate the principal business currently operated by it or to own the principal assets necessary to operate such business, provided that if any of the foregoing events result from a merger permitted by Section 6.2, the occurrence of such event shall not be an Event of Default hereunder; or

         (i) judgments or orders for the payment of money shall be entered against the Borrower or any of its Significant Subsidiaries by any court, or warrants of attachment or execution or injunctions or any similar processes shall be issued or levied against property of the Borrower or such Significant Subsidiary, that in the aggregate exceed $25,000,000 in value and such judgments, orders, warrants, injunctions or processes shall continue undischarged or unstayed for 30 days; or

         (j) the Borrower or any member of the Controlled Group shall fail to pay any amount or amounts that it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Borrower and such proceedings shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated, if the result of any of the foregoing events described in this clause (j) would constitute a Material Adverse Effect.

         7.2. Remedies. Upon the occurrence of an Event of Default described in subsections 7.1(f) and (g), with respect to the Borrower, immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter while such Event Default is continuing, at the option of the Majority Lenders and upon the Administrative Agent's declaration:

         (a) each Lender's commitment to make any further Loans hereunder shall terminate;

         (b) the unpaid principal amount of the Loans together with accrued interest, all other Obligations, and all other obligations of the Borrower to the Administrative Agent and each Lender of any kind shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and

         (c) the Administrative Agent may, with the consent of the Majority Lenders, and shall, upon the request of the Majority Lenders exercise (on behalf of itself and the Lenders) any and all rights the Administrative Agent and the Lenders have under this Agreement, the Notes or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Administrative Agent's and each Lender's rights by any action at law, in equity or other appropriate proceeding; provided however, that each Lender shall have the right to collect and otherwise enforce the Notes issued to such Lender, subject to Section 8.5 hereof.

                                  SECTION VIII.

               CONCERNING THE ADMINISTRATIVE AGENT AND THE LENDERS

         8.1. Appointment and Authorization. Each of the Lenders hereby appoints Bank of Boston Connecticut to serve as Administrative Agent under this Agreement and irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf under this Agreement and to exercise such powers and to perform such duties under this Agreement and the other documents and instruments executed and delivered in connection with the consummation of the transactions contemplated hereby as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         8.2. Administrative Agent and Affiliates. Bank of Boston Connecticut shall also have the same rights and powers under this Agreement of a Lender and, in such capacity as Lender, may exercise or refrain from exercising the same as though it were not the Administrative Agent, and Bank of Boston Connecticut and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent hereunder. Except as otherwise provided by the terms of this Agreement, nothing herein shall prohibit any Lender from accepting deposits from, lending money to or generally engaging in any kind of business with the Borrower or any Affiliate of the Borrower.

         8.3. Future Advances.

         (a) In order more conveniently to administer the Loans, the Administrative Agent may, unless notified to the contrary by any Lender prior to the date upon which any Revolving Credit Loan is to be made, assume that such Lender has made available to the Administrative Agent on such date the amount of such Lender's share of such Revolving Credit Loan to be made on such date as provided in this Agreement, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after the date upon which the Revolving Credit Loan is made, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the Federal Funds Effective Rate during each day included in such period, multiplied by (ii) the amount of such Lender's share of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such date to the date on which the amount of such Lender's share of such Revolving Credit Loan shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Lender.

         (b) The Administrative Agent may at any time, in its sole discretion, upon notice to any Lender, refuse to make any Revolving Credit Loan to the Borrower on behalf of such Lender unless such Lender shall have provided to the Administrative Agent immediately available federal funds equal to such Lender's share of such Loan in accordance with this Agreement.

         (c) Anything in this Agreement to the contrary notwithstanding, the obligations to make Loans under the terms of this Agreement shall be the several and not joint obligations of each of the Lenders and any advances made by the Administrative Agent on behalf of any Lender are strictly for the administrative convenience of the parties and shall in no way diminish any Lender's liability to the Administrative Agent and Bank of Boston Connecticut to repay the Administrative Agent for such Loans and advances. If the amount of any Bank's share of any Revolving Credit Loan which the Administrative Agent has advanced to the Borrower is not made available to the Administrative Agent by such Lender within three (3) Business Days following the date upon which such Revolving Credit Loan is made, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such date.

         8.4. Delinquent Lender. Notwithstanding anything to the contrary contained in this Agreement, any Lender that fails to make available to the Administrative Agent its share of any Revolving Credit Loan when and to the full extent required by the provisions this Agreement shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the non-delinquent Lenders in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the non-delinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         8.5. Payments.

         (a) All payments of principal of and interest on Revolving Credit Loans received by the Administrative Agent shall be paid to each of the Lenders pro rata in accordance with their respective interests in such Loans; all payments in respect of each Competitive Bid Loan received by the Administrative Agent shall be paid to the Lender or Lenders making such Competitive Bid Loan pro rata in accordance with their interests in such Loan; and any other payments received by the Administrative Agent hereunder shall be paid to the Lenders or the Administrative Agent or both pro rata as their respective interests appear. The Administrative Agent shall use its best efforts to provide each Lender with its ratable share of such payments on the same day on which such payments are received by the Administrative Agent; provided that if the Administrative Agent does not make any such payment to any Lender on such date, the Administrative Agent shall pay to such Lender interest on the unpaid amount at the overnight cost of funds to the Administrative Agent for each day until payment of such amount is made by the Administrative Agent.

         (b) Each of the Lenders and the Administrative Agent hereby agrees that if it should receive any amount (whether by voluntary payment, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right hereunder under or otherwise) in respect of principal of, or interest on, the Loans or any fees which are to be shared among the Lenders, which, as compared to the amounts theretofore received by the other Lenders with respect to such principal, interest or fees, is in excess of such Lender's pro rata share of such principal, interest or fees as provided in this Agreement, such Lender shall share such excess, less the costs and expenses (including, reasonable attorneys' fees and disbursements) incurred by such Lender in connection with such realization, exercise, claim or action, pro rata with all other Lenders in proportion to their respective interests therein, and such sharing shall be deemed a purchase (without recourse) by such sharing party of participation interests in the Loans or such fees, as the case may be, owed to the recipients of such shared payments to the extent of such shared payments; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         8.6. Action by Administrative Agent.

         (a) The obligations of the Administrative Agent hereunder are only those expressly set forth herein. The Administrative Agent shall have no duty to exercise any right or power or remedy hereunder or under any other document or instrument executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder.

         (b) The Administrative Agent shall keep all records of the Loans and payments hereunder, and shall give and receive notices and other communications to be given or received by the Administrative Agent hereunder on behalf of the Lenders.

         (c) Upon the occurrence of an Event of Default, and upon the direction of the Majority Lenders pursuant to Section 7.2, the Administrative Agent shall exercise the option of the Lenders pursuant to Section 7.2 to declare all Loans and other Obligations immediately due and payable and shall, at the direction of the Majority Lenders take such action as may appear necessary or desirable to collect the Obligations and enforce the rights and remedies of the Administrative Agent or the Lenders.

         8.7. Notification of Defaults and Events of Default. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, pursuant to Section 5.1(g) or otherwise, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 8.7, it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

         8.8. Consultation with Experts. The Administrative Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Lenders for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts. The Administrative Agent may employ Administrative Agents and attorneys-in-fact and shall not be liable to the Lenders for the default or misconduct of any such Administrative Agents or attorneys.

         8.9. Liability of Administrative Agent. The Administrative Agent shall exercise the same care to protect the interests of each Lender as it does to protect its own interests, so that so long as the Administrative Agent exercises such care it shall not be under any liability to any of the Lenders, except for the Administrative Agent's gross negligence or willful misconduct with respect to anything it may do or refrain from doing.

Subject to the immediately preceding sentence, neither the Administrative Agent nor any of its directors, officers, Administrative Agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Administrative Agent. Without limiting the generality of the foregoing, neither the Administrative Agent nor any of its directors, officers, Administrative Agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower;
(iii) the satisfaction of any condition specified in Sections 3.1 or 3.2, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the Notes or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         8.10. Indemnification. Each Lender agrees to indemnify the Administrative Agent (to the extent the Administrative Agent is not reimbursed by the Borrower), ratably in accordance with its Commitment Percentage from and against any cost, expense (including attorneys' fees and disbursements), claim, demand, action, loss or liability which the Administrative Agent may suffer or incur in connection with this Agreement, or any action taken or omitted by the Administrative Agent hereunder, or the Administrative Agent's relationship with the Borrower hereunder, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder, but excluding any costs, expenses or losses directly arising from the Administrative Agent's gross negligence or willful misconduct. No payment by any Lender under this Section shall in any way relieve the Borrower of its obligations under this Agreement with respect to the amounts so paid by any Lender, and the Lenders shall be subrogated to the rights of the Administrative Agent, if any, in respect thereto.

         8.11. Independent Credit Decision. Each of the Lenders represents and warrants to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 4.6 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each of the Lenders acknowledges that it has not relied upon any representation by the Administrative Agent and that the Administrative Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrower, this Agreement, the Notes or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement. Each of the Lenders acknowledges that it will, independently and without reliance upon the Administrative Agent or other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         8.12. Successor Administrative Agent. Bank of Boston Connecticut, or any successor Administrative Agent, may resign as Administrative Agent at any time by giving written notice thereof to the Lenders and to the Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank (or Affiliate thereof) or savings and loan association organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America or any State thereof and having a combined capital, surplus and undivided profits of at least $100,000,000 and shall be reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all further duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

          8.13. Duties of the Co-Agents. Each of the Co-Agents, in its capacity as such, shall have no duties or responsibilities hereunder or under any other loan document nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any of the Co-Agents, in its capacity as such.

                                   SECTION IX.

                                  MISCELLANEOUS

         9.1. Notices. Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when delivered by hand, when properly deposited in the mails postage prepaid, when sent by telex, answerback received, or electronic facsimile transmission, or when delivered to the telegraph company or overnight courier, addressed to such party at its address indicated below:

                         If to the Borrower, at:

                                        UST Inc.
                                        100 West Putnam Avenue
                                        Greenwich, CT 06830
                                        Attention: Ms. Wendy B. Grammas
                                        Telecopy: (203) 863-7268

                         With a copy to:

                                        Skadden, Arps, Slate, Meagher and Flom
                                        919 Third Avenue
                                        New York, NY 10022
                                        Attention: James Douglas, Esq.
                                        Telecopy: (212) 735-2001

                         If to the Administrative Agent, at

                                        Bank of Boston Connecticut
                                        One Landmark Square, Suite 2002
                                        Stamford, CT 06901
                                        Attention: Ms. JoAnn Keller
                                        Telecopy: (203) 967-8169

                         With a copy to:

                                        Bank of Boston Connecticut
                                        One Landmark Square, Suite 2002
                                        Stamford, CT 06901
                                        Attention: Ms. Jennifer Edwards
                                        Telecopy: (203) 967-8169

                         and:

                                        Cummings & Lockwood
                                        Four Stamford Plaza
                                        Stamford, CT 06904
                                        Attention:  Gregory E. Harmer, Esq.
                                        Telecopy:   (203) 351-4534

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

or at any other address specified by such party in writing.

         9.2. Indemnity. The Borrower agrees to indemnify and hold each Lender and its officers, directors, employees, attorneys and agents, harmless from and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees, disbursements and court costs and other costs of investigations or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by such Lender as the result of credit having been extended under this Agreement or any other Loan Document or in connection with or arising out of the transactions contemplated hereunder and thereunder, but excluding any costs, expenses or losses directly arising from such Lender's gross negligence or willful misconduct.

         9.3. Expenses. The Borrower will pay on demand all reasonable expenses of the Administrative Agent in connection with the preparation, waiver or amendment of this Agreement, the Notes or other documents executed in connection herewith or therewith, or the administration, default or collection of the Loans or other Obligations or administration, default, collection in connection with the Administrative Agent's or any Lender's exercise, preservation, forbearance or enforcement of any of its rights, remedies or options hereunder or thereunder, including, without limitation, reasonable fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the Obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

         9.4. Set-Off. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, any deposits, balances or other sums credited by or due from any Lender or any of its branch or affiliate offices to the Borrower may, at any time and from time to time after the occurrence and continuance of an Event of Default hereunder, without notice to the Borrower or compliance with any other condition precedent now or hereafter imposed by statute, rule of law, or otherwise (all of which are, to the extent permitted by law, hereby expressly waived) be set off, appropriated, and applied by any Lender against any and all obligations of the Borrower to such Lender or any of its affiliates in such manner as the head office of such Lender or any of its branch offices in their sole discretion may determine.

         9.5. Term of Agreement. This Agreement shall continue in full force and effect so long as any Lender has any commitment to make Loans hereunder or any Loan or any Obligation hereunder shall be outstanding.

         9.6. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under the Note or under any other documents or agreements executed in connection herewith shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in each Note provided are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law.

         9.7. Governing Law. This Agreement and each Note shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

         9.8. Amendments; Waivers; etc. Neither this Agreement nor any Note nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Majority Lenders, and, in the case of amendments, by the Borrower; provided, however, that the following changes shall require the written consent, agreement or approval of all of the Lenders:
(a) any change in the amount or the due date of any Obligation; (b) any change in the interest rates prescribed in any of the Notes or this Agreement; (c) any change in the Commitment Amount or any Commitment or Commitment Percentage of any of the Lenders, except as permitted by Section 9.10; (d) any change in the definition of Majority Lenders; (e) any change in the facility fee provisions as set forth in Section 2.3; (f) any change in the terms of Section 3.2; (g) any change in the terms of Section 8.5; and (h) any change in the terms of this
Section 9.8. Any change to Section 8 or any other provision of this Agreement affecting the rights or obligations of the Administrative Agent shall not be amended or modified without the prior written consent of the Administrative Agent.

         9.9. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that (a) the Borrower may not assign or transfer its rights or obligations hereunder, and (b) no Lender may assign or transfer its rights or obligations hereunder to any person except in accordance with the provisions of Section 9.10.

         9.10. Assignment and Participation.

         (a) Assignments by the Lenders. From and after the date hereof, any Lender may at any time assign all, or a proportionate part of all, of its rights, interests and duties with respect to its Loans and its Notes to one or more banks or other financial institutions (each, an "Assignee") on such terms, as between such Lender and each of its Assignees, as such Lender may think fit (provided, however, that if any Lender assigns less than all of its rights and interests, any such assignment must be in a minimum aggregate principal amount of at least $5,000,000, provided that each Lender's and each Assignee's Commitment must be at least $10,000,000, except that if the Commitment of a Lender on the Closing Date is less than $10,000,000, then such Lender shall be entitled to assign all, but not less than all, of its Commitment to an Assignee), and such Assignee shall assume such rights, interests and duties pursuant to an instrument executed by such Assignee and such Lender, and for this purpose such Lender may make available to each of its potential Assignees such information relating to the Borrower, this Agreement and the transactions contemplated hereby as such Lender may think necessary or desirable, which information shall be held by each potential Assignee strictly in confidence; provided, however, that prior to assigning any interest to any Assignee hereunder, such Lender shall (x) notify the Borrower and the Administrative Agent in writing identifying the proposed Assignee and stating the aggregate principal amount of the proposed interest to be assigned, (y) to the extent made available to such Lender by the proposed Assignee, furnish the Borrower with such material information relating to such proposed Assignee as the Borrower may reasonably request in order to enable the Borrower to make its decision (which information shall be held by the Borrower strictly in confidence), except that such Lender shall not be bound to ascertain whether any such information delivered to it by such proposed Assignee is true, accurate and complete, and (z) receive the prior written consent of the Borrower and the Administrative Agent, which consent may not be unreasonably withheld or delayed by the Borrower and the Administrative Agent. It is understood and agreed that the proviso contained in the immediately preceding sentence shall not be applicable in the case of, and this subsection (a) shall not restrict,
(i) an assignment or other transfer by any Lender to an Affiliate of such Lender or (ii) a collateral assignment or other similar transfer to any of the twelve Federal Reserve Lenders organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. Each Assignee shall execute and deliver to the Administrative Agent and the Borrower a counterpart joinder in the form of Exhibit M hereto and Assignor shall pay or caused to be paid to the Administrative Agent, solely for the account of the Administrative Agent, an assignment fee of $3,000. Upon the execution and delivery of such counterpart joinder, (A) such Assignee shall, on the date and to the extent provided in such counterpart joinder, become a "Lender" party to this Agreement for all purposes of this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such counterpart joinder, and the transferor Lender shall, on the date and to the extent provided in such counterpart joinder, be released from its obligations hereunder to a corresponding extent (and, in the case of an assignment covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such transferor shall cease to be a party hereto but shall continue to be entitled to any fees accrued for its account hereunder and not yet paid), (B) the Borrower shall issue to such Assignee a Revolving Credit Note in the amount of such Assignee's Commitment and a Competitive Bid Note in the amount equal to the Commitment

Amount, each dated the Closing Date or such other date as may be specified by such Assignee and otherwise completed in substantially the form of Exhibit A-1 and Exhibit A-2, respectively; (C) the Administrative Agent shall distribute to the Borrower, the Lenders and such Assignee an amended Schedule 1 hereto reflecting such changes, and (D) this Agreement shall be deemed appropriately amended to reflect (i) the status of such Assignee as a party hereto and (ii) the status and rights of the Lenders and Administrative Agent hereunder.

         (b) Participations by the Lenders. From and after the date hereof, each Lender shall be at liberty to offer participations in the Loans and the Notes to one or more banks or other financial institutions (each, a "Participant") on such terms as such Lender may think fit, and for this purpose such Lender may make available to each of its potential Participants such information relating to the Borrower, this Agreement and the transactions contemplated hereby as such Lender may think necessary or desirable, which information shall be held by each potential Participant strictly in confidence; provided, however, that such Lender shall retain the sole right to consent to amendments to, or waivers of, the provisions of this Agreement and the Notes, except with respect to those amendments requiring the approval of all of the Lenders pursuant to Section 9.8 of this Agreement, and the sole right and responsibility to enforce the obligations of the Borrower hereunder and under the Notes; provided that such Lender may agree with each of its Participants that such Lender will not agree, without the consent of the Participant, to any amendment or waiver of any provision of this Agreement which would increase or otherwise change its Commitment Amount or reduce the principal of or rate of interest on the Loans subject to such participation, or postpone the date fixed for any payment of principal or of interest on any Loans.

         (c) No Assignee, Participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Sections 2.9 or 2.10 hereof than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

         9.11. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         9.12. Confidentiality. In handling all information furnished to, or obtained by, the Administrative Agent and the Lenders pursuant to this Agreement, including, without limitation, the certificates referred to in
Section 5.3 and the information reviewed pursuant to Section 5.5, the Administrative Agent and each Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information received hereunder except that disclosure of such information may be made (i) to the subsidiaries or

Affiliates of the Administrative Agent in connection with their present or prospective business relations with the Borrower, (ii) to prospective transferees, assignees or purchasers of an interest in the Loans who have agreed in writing to be bound by the confidentiality provisions hereof, (iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order, provided that the Administrative Agent and each Lender shall, to the extent it would not be unlawful, use reasonable efforts to afford the Borrower the opportunity to contest any such rule, order or subpoena, and (iv) as may be required in connection with the examination, audit or similar investigation of the Administrative Agent or any Lender.

         9.13. Partial Invalidity. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

         9.14. Captions. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

         9.15. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS AGREE THAT NEITHER THEY NOR ANY OF THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE BORROWER AND ITS ASSIGNS AND SUCCESSORS AND THE ADMINISTRATIVE AGENT AND/OR ANY LENDER, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. THE BORROWER ACKNOWLEDGES THAT NEITHER THE ADMINISTRATIVE AGENT NOR ANY LENDER HAS AGREED WITH OR REPRESENTED TO IT THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         9.16. SUBMISSION TO JURISDICTION/SERVICE OF PROCESS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

         (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF

CONNECTICUT, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF CONNECTICUT, AND APPELLATE COURTS FROM ANY THEREOF;

         (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

         (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 9.1 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

         (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         9.17. Entire Agreement. This Agreement, the Notes and the documents and agreements executed in connection herewith constitute the final agreement of the parties hereto and supersede any prior agreement or understanding, written or oral, with respect to the matters contained herein and therein.

         The parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       UST INC.

                                       By s/ John J. Bucchignano
                                         --------------------------------------
                                           John J. Bucchignano
                                           Title:  Executive Vice President and
                                                 Chief Financial Officer

                                       By s/ Wendy B. Grammas
                                         --------------------------------------
                                           Wendy B. Grammas
                                           Title:  Treasurer


                                       BANK OF BOSTON CONNECTICUT, as
                                       Administrative Agent and Lender

                                       By s/ JoAnn Keller
                                         --------------------------------------
                                           Name: JoAnn Keller
                                           Title: Senior Vice President


                                       THE BANK OF NOVA SCOTIA, as Co-
                                       Agent and Lender


                                       By s/ Todd Meller
                                         --------------------------------------
                                           Name: Todd Meller
                                           Title: Authorized Signatory


                                       FLEET NATIONAL BANK, as Co-Agent
                                       and Lender


                                       By s/ Dorothy E. Bambach
                                         --------------------------------------
                                           Name: Dorothy E. Bambach
                                           Title: Senior Vice President

                                       WACHOVIA BANK OF GEORGIA, N.A.,
                                       as Co-Agent and Lender


                                       By s/ William C. Christie
                                         -------------------------------------
                                           Name:  William C. Christie
                                           Title: Senior Vice President


                                       FUJI BANK, LIMITED


                                       By s/ Masanobu Kobayashi
                                         -------------------------------------
                                           Name:  Masanobu Kobayashi
                                           Title: Vice President and Manager


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By s/ Sarah McClintock
                                         -------------------------------------
                                           Name:  Sarah McClintock
                                           Title: Vice President


                                       THE SANWA BANK, LIMITED
                                       NEW YORK BRANCH


                                       By s/ Dominic J. Sorresso
                                         -------------------------------------
                                           Name:  Dominic J. Sorresso
                                           Title: Vice President


                                       UNITED STATES NATIONAL BANK OF
                                       OREGON


                                       By s/ Ross Beaton
                                         -------------------------------------
                                           Name:  Ross Beaton
                                           Title: Vice President

                                       YASUDA TRUST AND BANKING CO., LTD.


                                       By s/ Rohn Laudenschlager
                                         --------------------------------------
                                           Name:  Rohn Laudenschlager
                                           Title: Senior Vice President


                                       STATE STREET BANK AND TRUST COMPANY


                                       By s/ F. Andrew Beise
                                         --------------------------------------
                                           Name:  F. Andrew Beise
                                           Title: Vice President

                                   SCHEDULE 1

                            COMMITMENTS OF THE BANKS

                                    UST INC.

                                                     Commitment      Commitment
                                                     Percentage
Bank of Boston Connecticut                           20.000000%      $     17,500,000
The Bank of Nova Scotia                              14.285714%      $     12,500,000
Fleet National Bank                                  14.285714%      $     12,500,000
Wachovia Bank of Georgia, N.A                        14.285714%      $     12,500,000
Fuji Bank Limited                                     7.142857%      $      6,250,000
PNC Bank, National Association                        7.142857%      $      6,250,000
United States National Bank of Oregon                 7.142857%      $      6,250,000
Yasuda Trust and Banking Co., Ltd.                    7.142857%      $      6,250,000
The Sanwa Bank, Limited                               4.285714%      $      3,750,000
State Street Bank and Trust Company                   4.285714%      $      3,750,000
TOTAL                                                                $     87,500,000

                                  SCHEDULE 4.13

                              ENVIRONMENTAL MATTERS

                                    UST INC.

         On October 15, 1996, Dr. Grabow Pipe Co. (a predecessor of Sparta Industries, Inc.) received a letter from a third party defendant in a lawsuit captioned Wautauga County v. Towne of Boone, Case No. 5:96CV33-V, filed in the United States District Court for the Western District of North Carolina. According to this letter, Wautauga County (the "County") brought suit under unspecified federal environmental laws (presumably the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., and perhaps other statutes) to recover the approximately $2,000,000 in costs it incurred in closing its landfill. The third party defendant alleged in its letter that records produced by the County indicated that Dr. Grabow sent waste to the landfill and therefore may be joined as a party to this suit with other users of the landfill. Sparta Industries does not have sufficient information at this time to evaluate the extent, if any, of its potential liability in connection with this matter.

                                   EXHIBIT A-1

                                    UST INC.

                              REVOLVING CREDIT NOTE

                                                          As of November 8, 1996
$_______________                                          Greenwich, Connecticut

         For value received, the undersigned, UST Inc., a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of ________ (the "Lender") at the office of BANK OF BOSTON CONNECTICUT (the "Administrative Agent"), One Landmark Square, Stamford, Connecticut 06901, in lawful money of the United States of America and in immediately available funds, the principal amount of (a)_________________ Dollars ($________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to Section 2.1(a) of the Credit Agreement (as defined below). The Borrower further agrees to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in Section 2.7 of the Credit Agreement. All principal remaining unpaid and any accrued but unpaid interest shall in any event be due and payable on the Revolving Credit Termination Date.

         This Note is issued pursuant to, and entitled to the benefits of, and is subject to, the provisions of the $87,500,000 Credit Agreement dated as of the date hereof among the Borrower, the several Lenders from time to time parties thereto, the Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") , but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of, and interest on, this Note as herein provided.

         If an Event of Default shall occur, the aggregate unpaid principal of, and accrued interest on, this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement.

                                     A-1-1

         The Borrower waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         This Note shall have the effect of an instrument executed under seal and shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

                              UST INC.

                              By______________________________________
                                     John J. Bucchignano
                                     Title: Executive Vice President and Chief
                                            Financial Officer

                              By______________________________________
                              Robert T. D'Alessandro
                                 Title: Senior Vice President and
                                        Controller

                                     A-1-2

                       SCHEDULE I TO REVOLVING CREDIT NOTE

DATE      AMOUNT    TYPE OF LOAN        INTEREST  INTEREST       AMOUNT    NOTATION
          OF LOAN   (EURODOLLAR OR      RATE*     PERIOD**       PAID      MADE BY
                    BASE RATE)
----      -------   ----------          -----     --------       ------    --------

----------------
*              For Base Rate Loans, insert "Base Rate"
**             For Eurodollar Loans only

                                     A-1-3

                                   EXHIBIT A-2

                                    UST INC.

                              COMPETITIVE BID NOTE

$__________                                               As of November 8, 1996
                                                          Greenwich, Connecticut

         FOR VALUE RECEIVED, the undersigned, UST Inc., a Delaware corporation (the "Borrower") hereby unconditionally promises to pay to the order of ________ (the "Lender"), at the office of the BANK OF BOSTON CONNECTICUT (the "Administrative Agent"), One Landmark Square, Stamford, Connecticut 06901 in lawful money of the United States of America and in immediately available funds, the principal amount of (a)_________________ Dollars ($________), or, if less,
(b) the aggregate unpaid principal amount of all Competitive Bid Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to
Section 2.8(a) of the Credit Agreement (as defined below). The Borrower further agrees to pay interest on the unpaid principal balance hereof from time to time outstanding, at said office and in like money and funds, for the period commencing on the date hereof until paid in full, at the rates per annum and on the dates provided in Section 2.8(i) of the Credit Agreement. All principal remaining unpaid and any accrued but unpaid interest shall in any event be due and payable on the Revolving Credit Termination Date (as defined in the Credit Agreement).

         This Note is issued pursuant to the $87,500,000 Credit Agreement dated as of the date hereof among the Borrower, the several Lenders from time to time parties thereto, the Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of, and interest on, this Note as herein provided.

         If an Event of Default shall occur, the aggregate unpaid principal of, and accrued on, this Note, shall become due and payable in the manner and with the effect provided in the Credit Agreement.

         The Borrower waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance, and enforcement of this Note. Unless otherwise defined below, terms defined in the

                                     A-2-1

Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         This Note shall have the effect of an instrument under seal and shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without giving effect to any conflicts of laws provisions contained therein).

                              UST INC.

                              By______________________________________
                                     John J. Bucchignano
                                     Title: Executive Vice President and Chief
                                            Financial Officer

                              By______________________________________
                              Robert T. D'Alessandro
                                 Title: Senior Vice President and
                                        Controller

                                     A-2-2

                       SCHEDULE I TO COMPETITIVE BID NOTE

DATE      AMOUNT    TYPE OF LOAN        INTEREST  INTEREST        AMOUNT    NOTATION
          OF LOAN                       RATE      PERIOD(S)       PAID      MADE BY
----      -------   ----------          -----     ---------       ------    --------

                                     A-2-3

                                    EXHIBIT B

                   [FORM OF NOTICE OF BORROWING OR CONVERSION]

                                    UST INC.

Bank of Boston Connecticut, as Administrative Agent
One Landmark Square, Suite 2002
Stamford, CT 06901

Ladies and Gentlemen:

         Pursuant to Section 2.2 of the $87,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") the Borrower hereby confirms its request made on _____, 19__ for a [Base Rate] [Eurodollar] Loan in the amount of $ _____ on, _____ , 19__. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Credit Agreement.


         [The Interest Period applicable to said Loan will be [one] [two] [three] [six] months [ __ ] days.]*

         [Said Loan represents a conversion of the [Base Rate] [Eurodollar] Loan in the same amount made on .]**

         The representations and warranties contained or referred to in Section IV of the Credit Agreement are true and accurate in all material respects on and as of the effective date of the Loan as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date), and no Default has occurred and is continuing or will result from the Loan.

----------

*        To be inserted in any request for a Eurodollar Loan.

**       To be inserted in any request for a conversion.

                                             UST INC.

                                             By______________________________
                                               Name:
                                               Title:

______________________________
Date

                                    EXHIBIT C

ENCUMBRANCES (SECTION 6.1)

                                                                          Amount
               Security Deposits                                          (000's)
               -----------------                                          -------
               United States Tobacco Sales and Marketing Company
               Inc. security deposits for Regional Sales offices              36
                                                                              --
                                                                 Total       $36

INDEBTEDNESS OF SUBSIDIARIES (SECTION 6.3)

                                                                          Amount
               Guarantees                                                 (000's)
               ----------                                                 -------

               United States Tobacco Company's guarantee to
               Barclay's Bank of London Payment of duty and VAT
               Deferment Schemes by United States Tobacco
               International, Inc.
               (continuing).                                                  47

               United States Tobacco Company guarantee of the
               lease obligation covering Region III Sales Office
               of United States Tobacco Sales and Marketing
               Company Inc. to Emerson Partners, Inc., the
               lessor. Lease was entered into 10/1/94 and expires
               on 9/31/99 at an annual rate of $57,787 plus an
               allowance of 10% for escalations
               ($317,825 for the five-year period).                          219
                                                                             ---
                                                            Total           $266
                                                                            ====

                                    EXHIBIT D

                                   LITIGATION

                                      None

                                    EXHIBIT E

                            SIGNIFICANT SUBSIDIARIES

1.       United States Tobacco Company

2.       United States Tobacco Manufacturing Company Inc.

3.       United States Tobacco Sales and Marketing Company Inc.

4.       International Wine & Spirits Ltd.

5.       Stimson Lane Ltd.

6.       UST Enterprises Inc.

7.       UST International Inc.

                                    EXHIBIT F

                   [FORM OF REPORT OF CHIEF FINANCIAL OFFICER,
                            TREASURER OR CONTROLLER]

                                    UST INC.

         UST INC. HEREBY CERTIFIES that:

         This Report is furnished pursuant to Section 5.1(c) of the $87,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

         As required by Section 5.1(a) and (b) of the Credit Agreement, consolidated financial statements of the Borrower and its Subsidiaries for the [year/month/quarter] ended 19 __ (the "Financial Statements") prepared in accordance with GAAP applicable to such Financial Statements consistently applied accompany this Report. The Financial Statements present fairly the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments).

         The figures set forth in Schedule A for determining compliance by the Borrower with the financial covenants contained in the Credit Agreement are true and complete as of the date hereof.

         The activities of the Borrower and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officer, Treasurer or Controller, as applicable, and as of the date of this Report, no Default or Event of Default has occurred.*

----------

* If a Default or Event of Default has occurred, this paragraph is to be modified with an appropriate statement as to the nature thereof, the period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto.

            WITNESS my hand this ________ day of ____________, 19___.

                                   UST INC.

                                   By______________________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE A

                                                                              to

                                                                       EXHIBIT F

                               FINANCIAL COVENANTS

Ratio of Consolidated Total Funded Debt to EBITDA (Section 5.7)

REQUIRED:                                  less than or equal to 0.70    :  1.00
                                                                 ====       ====

ACTUAL:

(i)            Consolidated Total Funded Debt                               $___

(ii)           EBITDA                                                       $___

(iii)          Line (i) divided by line (ii)                             :  1.00
                                                                 ====       ====

Ratio of Consolidated Operating Cash Flow to Consolidated Total
Debt Service and Dividends (Section 5.8)

REQUIRED:                                           greater than 1.25    :  1.00
                                                                 ====       ====

ACTUAL:

(i)            Consolidated Operating Cash Flow                             $___

(ii)           Consolidated Total Debt Service                              $___

(iii)          Dividends                                                    $___

(iv)           Sum of line (ii) and line (iii)                              $___

(v)            Line (i) divided by line (iv)                              :     :
                                                                 ====       ====

                                             UST INC.

                                             By______________________________
                                               Name:
                                               Title:

______________________________
Date

                                    EXHIBIT G

                      [FORM OF LEGAL OPINION FOR UST INC.]

                                    See Tab 8

                                    EXHIBIT H

                     [FORM OF COMPETITIVE BID QUOTE REQUEST]

                                    UST INC.

                                                                          [Date]

To:      Bank of Boston Connecticut, as Administrative Agent

From:    UST Inc.

Re: $87,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the"Credit Agreement").

         We hereby give notice pursuant to Section 2.8 of the Credit Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Borrowing(s):

Date of Borrowing:______________________

Principal Amount*             Interest Period**                    Maturity Date
-----------------             -----------------                    -------------
$

         Such Competitive Bid Quotes should offer a Competitive Bid Rate.

         Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them in the Credit Agreement.

                                             UST INC.

                                             By______________________________
                                               Name:
                                               Title:

----------

* Amount must be a minimum of $1,000,000 or any larger multiple of $1,000,000.

**       7 to 90 days, subject to the provisions of the definition of "Interest
         Period".

                                    EXHIBIT I

                 [FORM OF INVITATION FOR COMPETITIVE BID QUOTES]

                                    UST INC.

To:      [Name of Lender]

Re:      Invitation for Competitive Bid Quotes to UST Inc.

         Pursuant to Section 2.8 of the $87,500,000 Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents, we are pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Borrowing(s):

Date of Borrowing:___________________________

Principal Amount         Interest Period               Maturity Date
----------------         ---------------               -------------
$

         Such Competitive Bid Quotes should offer a Competitive Bid Rate.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Please respond to this invitation by no later than _______* a.m. (Boston time) on [date].

                                        BANK OF BOSTON
                                        CONNECTICUT, as Administrative Agent

                                        By_________________________________
                                          Authorized Officer

----------

*        The time specified in Section 2.8 of the Credit Agreement.

                                    EXHIBIT J

                         [FORM OF COMPETITIVE BID QUOTE]

                                    UST INC.

BANK OF BOSTON CONNECTICUT, as Administrative Agent
One Landmark Square, Suite 2002
Stamford, CT 06901

Attention:

Re:      Competitive Bid Quote to UST Inc.

         In response to your invitation on behalf of the Borrower dated __________, 19__ , we hereby make the following Competitive Bid Quote on the following terms:

1.             Quoting Bank:______________________

2.             Person to contact at Quoting Bank:______________________

3.             Date of Borrowing:______________________ *

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal           Interest            Competitive              Maturity
Amount**            Period***           Bid Rate****             Date
--------            ---------           ------------             ----

$

----------

*        As specified in the related Invitation for Competitive Bid Quotes.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Bids must be made for $1,000,000 or any larger multiple of $1,000,000.

*** 7 to 90 days, as specified in the related Invitation for Competitive Bid Quotes.

**** Specify rate of interest per annum (each rounded to the nearest 1/10,000th of 1%).

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $87,500,000 Credit Agreement dated as of November 8, 1996 among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted in whole or in part by the Borrower.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.


                                    [NAME OF LENDER]

Dated:_______________               By:_________________________
                                       Authorized Officer

                                    EXHIBIT K

                  [FORM OF NOTICE OF COMPETITIVE BID BORROWING]

                                    UST INC.

         Re: $87,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         We hereby give notice pursuant to Section 2.8(f) of the Credit Agreement of our acceptance of the following Competitive Bid Quote(s):

1.             Lender:____________________________

2.             Drawdown Date______________________*

3. In the following principal amounts, for the following Interest Periods and at the following rates:

Principal                     Interest                      Competitive Bid
 Amount                       Period(s)                        Rate(s)**
 ------                       ---------                        ---------

$
$

[Repeat for each Lender as necessary]

----------

*        As specified in the related Invitation for Competitive Bid Quotes.

** Specify rate of interest per annum (each rounded to the nearest 1/l,000th of 1%) for each applicable Interest Period.

4.             The aggregate principal amount for each Interest Period is:

                         Interest                    Aggregate
                         Period                   Principal Amount
                         ------                   ----------------
                                                  $
                                                  $

         We hereby certify (a) that we will use the proceeds of the requested Competitive Bid Loan in accordance with the provisions of the Credit Agreement,
(b) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date) and (c) that no Default or Event of Default has occurred and is continuing.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                             UST INC.

Dated:________________________               By______________________________
                                               Name:
                                               Title:

                                    EXHIBIT L

                    [FORM OF NOTICE OF COMPETITIVE BID LOANS]

                                    UST INC.

                                                           _______________, 199_

To:   Each of the Lenders referred to below

From: Bank of Boston Connecticut, as Administrative Agent

         Reference is hereby made to the $87,500,000 Credit Agreement dated as of November 8, 1996, among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents (as amended, supplemented or otherwise modified from time to time, , the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Under Section 2.8 of the Credit Agreement, the Borrower borrowed [insert amount] in Competitive Bid Loans on [insert date] with an Interest Period of [insert Interest Period]. The Competitive Bid Rate for the period is _____%.

         A range of Competitive Bid Quotes were submitted. The bids ranged from [insert highest bid] to [insert lowest bid].

                              BANK OF BOSTON CONNECTICUT,
                               as Administrative Agent

                                          By_______________________________
                                            Name:
                                            Title:

                                    EXHIBIT M

                   [FORM OF ASSIGNMENT AND JOINDER AGREEMENT]

                                    UST INC.

                            Dated: _________________

         Reference is made to the $87,500,000 Credit Agreement dated as of November 8, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among UST Inc., the several Lenders from time to time parties thereto, Bank of Boston Connecticut, as Administrative Agent and The Bank of Nova Scotia, Fleet National Bank and Wachovia Bank of Georgia, N.A., as Co-Agents. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

________________________________________________________(the "Assignor") and
__________________________________________(the "Assignee")  agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, a __% interest (which on the Effective Date is $_____ ) in the Assignor's share of Loans outstanding. As a result of such assignment, the Commitment and the Commitment Percentage of the Assignor shall be $_____ and __%, respectively, and the Commitment and the Commitment Percentage of the Assignee shall be $_____ and __%, respectively. Concurrently herewith, the Assignee is remitting to the Assignor, in federal funds, the amount of its interest in each such outstanding loan.

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observation by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of such financial statements and other documents and information as it has deemed necessary to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it.

         4. The Effective Date of this Agreement shall be __________ (the "Effective Date").

         5. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Agreement, shall have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Agreement, relinquish its rights and be released from its obligations under the Credit Agreement. If the Assignor is holding any Notes, the Assignor promptly after the Effective Date, shall surrender such Notes to the Administrative Agent and the Administrative Agent shall cause the Borrower to issue new Notes in accordance with Section 9.9(a) of the Credit Agreement.

         6. From and after the Effective Date, the Administrative Agent shall hold in trust all payments it receives in respect of the interest assigned hereby and shall promptly remit such payments to the Assignee.

         7. This Assignment and Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut (without regard to conflicts of laws or rules).

                              [NAME OF ASSIGNOR]

                                      By___________________________________
                                             Name:
                                             Title:

                              [NAME OF ASSIGNEE]

                                      By___________________________________
                                             Name:
                                             Title:

                                    EXHIBIT N

                          [FORM OF EXTENSION AGREEMENT]

                                    UST INC.

                                               [Date]

UST Inc.
100 West Putnam Avenue
Greenwich, CT 06830

Bank of Boston Connecticut,
    as Agent
One Landmark Square
Stamford, CT 06901
Attention:  Ms. JoAnn Keller

Gentlemen:

         Each undersigned Lender hereby agrees to extend, effective on [insert effective date, which shall be no more than 29 days prior to the existing Revolving Credit Termination Date] (the "Extension Date"), the Revolving Credit Termination Date under the $87,500,000 Credit Agreement dated as of November 8, 1996 (as amended, supplemented or otherwise modified and in effect from time to time the "$87,500,000 Credit Agreement") among UST Inc., the Lenders parties thereto, and Bank of Boston Connecticut, as Agent to the date that is 364 days from the Extension Date. Terms defined in the $87,500,000 Credit Agreement are used herein as therein defined.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         This Extension Agreement shall be governed by, and construed in accordance with, by the laws of the State of Connecticut.

                                  [NAMES OF LENDERS]

                                  By__________________________________
                                      Name:
                                      Title:

Agreed and accepted:

UST INC.

By_________________________________
     Name:
     Title:

BANK OF BOSTON CONNECTICUT, as Agent

By_________________________________

    Name:  JoAnn Keller
    Title:  Vice President

                                      N-2